DELAWARE LIFE MASTERS PRIME VARIABLE ANNUITYSM

Issued by

DELAWARE LIFE INSURANCE COMPANY

DELAWARE LIFE VARIABLE ACCOUNT F

Supplement dated April 29, 2020

to the Prospectus dated April 29, 2020, as revised May 1, 2020

THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE CURRENT

PROSPECTUS FOR YOUR CONTRACT DATED APRIL 29, 2020

This Rate Sheet Prospectus Supplement (the “Supplement” or “Rate Sheet Supplement”) provides certain information contained in the Delaware Life Masters Prime Variable AnnuitySM Prospectus dated April 29, 2020 (the “Prospectus”). Capitalized terms not defined in this Supplement have the same meaning as set forth in the Prospectus.

We are issuing this Supplement to provide the current Lifetime Withdrawal Percentages (the “LW%”), Bonus Rates (“BR%”) associated with the GLWB, and the GLWB Fee that we are offering. This supplement replaces and supersedes any previously issued Rate Sheet Supplement(s) and must be accompanied by, and used in conjunction with, the current variable annuity prospectus. It should be read and retained with the current variable annuity prospectus.

If you would like another copy of the current Prospectus, including any historical rates and fees, please call us at (877) 253-2323. The Prospectus and this Supplement can also be found on the U.S. Securities and Exchange Commission’s website (www.sec.gov) by searching File No. 333-225901.

If we file a new Rate Sheet Supplement, the terms of this Supplement will be superseded by the terms of the new Supplement. The terms of a Rate Sheet Supplement with no specified end date may not be amended unless we provide a minimum of 10 business days prior notice. The LW% and BR% rates and GLWB Fee below apply for applications signed on or after October 3, 2018. We must also receive your completed application within 7 calendar days of signing and the Contract must be funded within 60 calendar days of signing. If these conditions are not met, your application will be considered not In Good Order. If you decide to proceed with the purchase of the Contract, additional paperwork may be required to issue the Contract with the applicable LW%, BR% rates and GLWB Fee in effect at that time.

LW%

The Lifetime Withdrawal Percentage is based on the age of the youngest GLWB Covered Person on the Income Start Date and on the date of any subsequent Step-Up, as shown in the table below.

Age on Your Income Start Date and any Subsequent Step-Up date *	Lifetime Withdrawal Percentage Single-Life Coverage	Lifetime Withdrawal Percentage Joint-Life Coverage
<55	0.00%	0.00%
55-59	3.65%	3.05%
60-64	4.15%	3.55%
65-74	5.30%	4.70%
75-79	5.65%	5.05%
80-84	6.15%	5.55%
85+	6.65%	6.05%

*	If you elect joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage.”

BR%

On each Contract Anniversary during a Bonus Period, we will calculate a Bonus Amount that may be added to the Withdrawal Benefit Base. The Bonus Amount will be equal to the current Bonus Base multiplied by the Bonus Rate. Currently, the Bonus Rate is 6.25%.

GLWB FEE

The GLWB Fee is deducted from the Contract Value on the last Valuation Period of each Contract Quarter. The GLWB Fee is calculated by multiplying the GLWB Fee Rate by the Withdrawal Benefit Base. The GLWB Fee Rate is currently 0.30% (1.20% annually) and will never exceed the Maximum GLWB Fee Rate, currently 0.4875% (1.95% annually).

If you have any questions regarding this Supplement, please call the Service Center toll-free at (877) 253-2323 or write to us by mail - Delaware Life Insurance Company, P.O. Box 758581, Topeka, KS 66675-8581; by express mail - Delaware Life Insurance Company, Mail Zone 581, 5801 S.W. 6th Avenue, Topeka, KS 66636, and by facsimile at (785)286-6118.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

DELAWARE LIFE MASTERS PRIME VARIABLE ANNUITYSM

PROSPECTUS

April 29, 2020, as revised May 1, 2020

This Prospectus describes the Delaware Life Masters Prime Variable AnnuitySM (the “Contract”), a flexible payment deferred variable annuity contract that allows you to accumulate assets on a tax-deferred basis for retirement or other long-term purposes. Delaware Life Insurance Company (the “Company,” “Delaware Life,” “us,” or “we”) and Delaware Life Variable Account F (the “Variable Account”) offer the Contract to individuals and entities.

When you contribute money to the Contract, you decide how to allocate your money among a number of Variable Account options and, when available, Fixed Account options. You should consider which features are important to you and the amount of Variable Account charges and the amount of any Withdrawal Charges you are willing to bear relative to your needs. In deciding whether to purchase any of the optional living benefit and death benefit riders, you should consider the desirability of the benefit relative to its additional cost and to your needs.

We hold the assets of each Variable Account option in a corresponding Subaccount of the Variable Account. Each Subaccount, in turn, invests in one of the following Funds:

AB Variable Products Series Fund, Inc., Class B

AB Balanced Wealth Strategy Portfolio

AB Large Cap Growth Portfolio

AB Small/Mid Cap Value Portfolio

American Funds Insurance Series®, Class 4

Asset Allocation Fund

Global Balanced Fund

Global Growth Fund

Growth Fund

Growth-Income Fund

International Fund

New World Fund®

BlackRock Variable Series Funds, Inc., Class III

BlackRock Global Allocation V.I. Fund

Columbia Variable Portfolio, Class 2

Columbia Variable Portfolio - Select Large Cap Value Fund

First Trust Variable Insurance Trust, Class I

First Trust/Dow Jones Dividend & Income Allocation Portfolio

Goldman Sachs Variable Insurance Trust, Service Shares

Goldman Sachs U.S. Equity Insights Fund

Invesco Variable Insurance Funds, Series II

Invesco V.I. Core Plus Bond Fund

Invesco V.I. Equity and Income Fund

JPMorgan Insurance Trust, Class 2

JPMorgan Insurance Trust Income Builder Portfolio

Lazard Retirement Series, Service Shares

Lazard Retirement Global Dynamic Multi-Asset Portfolio

Legg Mason Partners Variable Equity Trust, Class II

ClearBridge Variable Mid Cap Portfolio

Legg Mason Partners Variable Income Trust, Class II

Western Asset Core Plus VIT Portfolio

Lord Abbett Series Fund, Class VC

Bond Debenture Portfolio

MFS® Variable Insurance Trust, Service Class

MFS® Mid Cap Growth Series

MFS® New Discovery Series

MFS® Total Return Bond Series

MFS® Total Return Series

MFS® Value Series

MFS® Variable Insurance Trust II, Service Class

MFS® Core Equity Portfolio

MFS® Global Growth Portfolio

MFS® Technology Portfolio

MFS® U.S. Government Money Market Portfolio2

MFS® Variable Insurance Trust III, Service Class

MFS® Blended Research® Small Cap Equity Portfolio

MFS® Conservative Allocation Portfolio1

MFS® Global Real Estate Portfolio

MFS® Growth Allocation Portfolio1

MFS® Moderate Allocation Portfolio1

MFS® New Discovery Value Portfolio

Morgan Stanley Variable Insurance Fund, Inc., Class II

Global Franchise Portfolio

Global Infrastructure Portfolio

Global Strategist Portfolio

Growth Portfolio

PIMCO Variable Insurance Trust, Advisor Class

PIMCO CommodityRealReturn® Strategy Portfolio

PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

PIMCO Total Return Portfolio

Putnam Variable Trust, Class IB

Putnam VT Equity Income Fund

Putnam VT George Putnam Balanced Fund

Putnam VT Global Asset Allocation Fund

Putnam VT Global Health Care Fund

Putnam VT Income Fund

Putnam VT Research Fund

[1]

This Fund is a fund-of-funds, which invests substantially all of its assets in shares of other mutual funds. This Fund may be more expensive than other Funds available under your Contract, as a fund-of-funds indirectly pays a portion of the management fees and other expenses incurred by the underlying mutual funds in which it invests. As a result, you will bear, directly, the expenses of the Fund and, indirectly, a portion of the expenses of the underlying funds. These expenses reduce the investment returns of both the Fund and the underlying funds.

[2]

There is no assurance that this Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset based separate account charges, the yield on this investment account may become low and possibly negative.

Please see “VARIABLE ACCOUNT OPTIONS: THE FUNDS.” for a list of Funds by type and the names of the Funds’ investment advisers.

This Prospectus provides important information about the Variable Account and the Subaccounts that you should know before purchasing the Contract, including a description of the material rights and obligations under the Contract. It is important that you read the Contract, the optional living benefit and death benefit riders, and any amendments or endorsements.

We have filed a Statement of Additional Information, dated April 29, 2020 (the “SAI”), with the Securities and Exchange Commission (the “SEC”), which is incorporated by reference into this Prospectus as a matter of law, which means it is legally part of the Prospectus. You can find the table of contents for the SAI on the last page of this Prospectus. You may obtain a copy of the SAI without charge by writing to us at our Service Address, by calling us at (877) 253-2323, and by visiting us at our customer website via www.delawarelife.com. In addition, you can obtain it by visiting the SEC’s website (www.sec.gov). This website also contains material incorporated by reference, and other information about the Variable Account that has been filed with the SEC.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for the Funds available under your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically by calling us at (877) 253-2323.

You may elect to receive all future reports in paper form free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling us at (877) 253-2323. Your election to receive reports in paper form will apply to all Funds available under your Contract.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Please read this Prospectus and the Fund prospectuses carefully before investing and keep them for future reference. They contain important information about the Variable Account, the Contract, and the Funds that a prospective investor ought to know before investing.

Any reference in this Prospectus to receipt by us means receipt at our Service Address: by mail - Delaware Life Insurance Company, P.O. Box 758581, Topeka, KS 66675-8581; by express mail - Delaware Life Insurance Company, Mail Zone 581, 5801 S.W. 6th Avenue, Topeka, KS 66636, and by facsimile at (785)286-6118.

This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. No dealer, salesperson or other person is authorized to give any information or make any representations in connection with the Contract other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied on.

SPECIAL TERMS

The following terms as used in this Prospectus have the indicated meanings:

ACCUMULATION PHASE: The period before the Annuity Income Date while the Contract is in force.

ANNUAL WITHDRAWAL AMOUNT (“AWA”): Under the GLWB, the maximum amount that you may withdraw in a Contract Year without reducing the Withdrawal Benefit Base. The AWA can change from Contract Year to Contract Year, based on changes in the Withdrawal Benefit Base and the Lifetime Withdrawal Percentage. Your AWA may only be withdrawn under the AWA automatic withdrawal program.

ANNUITANT: The natural person or persons with the right to receive annuity payments on or after the Annuity Income Date and on whose life or lives annuity payments involving life contingencies are based.

ANNUITY INCOME DATE: The date selected by the Owner to begin the annuity payments. If no Annuity Income Date is selected, the first annuity payment will be the first day of the month following the Contract Anniversary subsequent to the youngest Annuitant’s 100th birthday.

ANNUITY PAYMENT OPTION: A payment option as described under “Fixed Annuity Payment Options” or subsequently made available by the Company.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for purchase of a Contract.

ASSET CHARGE: The Asset Charge is also known as the mortality and expense risk charge. It is assessed in computing the Net Investment Factor.

BENEFICIARY: During the Accumulation Phase, the Beneficiary is the person or entity having the right to receive the death benefit and who, in the event of an Owner’s death, is the “designated Beneficiary” for purposes of Section 72(s) of the Code. After the Annuity Income Date, the Beneficiary is the person or entity having the right to receive the remaining payments, if any, under the Annuity Payment Option elected, following the death of each Annuitant.

BONUS AMOUNT: During the Bonus Period, an amount that may be added to the Withdrawal Benefit Base as a bonus at the end of each Contract Year and on the Income Start Date. The Bonus Amount is equal to the Bonus Rate multiplied by the Bonus Base.

BONUS BASE: The amount used to calculate any Bonus Amounts during the Bonus Period.

BONUS PERIOD: A 10-year time period before the Income Start Date, measured from the Issue Date or the last Step-Up Date, over which the Withdrawal Benefit Base can accumulate Bonus Amounts. The Bonus Period terminates automatically on the Income Start Date.

BONUS RATE: A percentage rate multiplied by the Bonus Base on each Contract Anniversary (and on the Income Start Date if not a Contract Anniversary) during the Bonus Period to determine any Bonus Amounts. The Bonus Rate will not vary from the Bonus Rate disclosed in this Prospectus or as disclosed in any Rate Sheet Supplement.

BUSINESS DAY: Any day the New York Stock Exchange (“NYSE”) is open for trading and that is a day on which we process financial transactions and requests.

CODE: The Internal Revenue Code of 1986, as amended.

COMPANY (“we,” “us,” “our,” “DELAWARE LIFE”): Delaware Life Insurance Company.

CONTRACT: The flexible payment deferred variable annuity contract described in this Prospectus and issued to an Owner or Joint Owners after the initial Purchase Payment is accepted by us.

CONTRACT ANNIVERSARY: The same date in each succeeding year that corresponds to the Issue Date. If your Contract is issued on February 29th, your Contract Anniversary will be March 1st of each subsequent year.

CONTRACT QUARTER: A three-month period with the first Contract Quarter beginning on the Issue Date.

CONTRACT VALUE: During the Accumulation Phase, the Contract Value for any Valuation Period is equal to the Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, for that Valuation Period.

CONTRACT YEAR: A period of 365 days (366 days if a leap year) first measured from the Issue Date.

DEATH BENEFIT DATE: The date on which the Company receives Due Proof of Death. If there are multiple Beneficiaries, the Death Benefit Date will be the first date on which we receive Due Proof of Death from at least one Beneficiary.

DESIGNATED INVESTMENT OPTIONS: The Subaccounts (and fixed Guarantee Period(s), if any) that we make available for use with the GLWB, the HAV Death Benefit, and the ROP Death Benefit riders.

DOLLAR COST AVERAGING (“DCA”) program: The Owner may elect to participate in the DCA program, at no extra charge, by allocating a Purchase Payment to the Fixed Account prior to your Annuity Income Date. The 6 and 12-month DCA program automatically transfers a fractional amount of your Purchase Payment, plus accrued interest, from the Fixed Account to your selected Subaccounts each month.

DUE PROOF OF DEATH: An original or an originally certified copy of an official death certificate, or an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, and, in respect of each Beneficiary, our claim form, properly completed, and any other information or documents required to make a death benefit payment.

EARLY WITHDRAWAL: Under the GLWB, any withdrawal taken prior to the Income Start Date.

EXCESS WITHDRAWAL: Under the GLWB, in any Contract Year after the Income Start Date, an Excess Withdrawal is the portion of cumulative withdrawals that exceeds the higher of the AWA and the RMD Amount.

FIXED ACCOUNT: A part of the Company’s general account, consisting of all the Company’s assets other than those allocated to the Company’s separate accounts. Amounts allocated to the Guarantee Periods and the DCA program are held in the Fixed Account.

FIXED ACCUMULATION VALUE: The sum of the values of all Guarantee Amounts credited to your Contract and the amounts in the DCA program for a Valuation Period.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

FUND: An open-end management investment company or series or portfolio thereof, sometimes called a “mutual fund,” registered under the Investment Company Act of 1940. Each Subaccount invests in shares of a Fund.

GLWB: An optional living benefit that you may be eligible to elect on or before the Issue Date of your Contract. If elected, the GLWB rider guarantees that the Owner may withdraw and receive an annual amount each Contract Year during the lifetime of the GLWB Covered Person or, if a joint-life income is selected, during the lifetimes of the GLWB Covered Person and the Joint GLWB Covered Person.

GLWB COVERED PERSON (JOINT GLWB COVERED PERSON): Under the GLWB, the natural person whose age is used to determine the Lifetime Withdrawal Percentage for purposes of calculating the AWA on the Income Start

Date and on any subsequent Step-Up Date. If joint-life coverage is elected, the GLWB Covered Person is the younger spouse as recognized under federal tax laws and the older spouse is the Joint GLWB Covered Person.

GLWB FEE: A fee calculated by multiplying the GLWB Fee Rate by the Withdrawal Benefit Base and deducted from your Contract Value on the last Valuation Period of each Contract Quarter. The GLWB Fee will not vary from the GLWB Fee disclosed in this Prospectus or as disclosed in any Rate Sheet Supplement.

GLWB FEE RATE: The percentage rate used to calculate the quarterly GLWB Fee. The GLWB Fee Rate is currently 0.30% (1.20% annually) and will never exceed the Maximum GLWB Fee Rate, currently 0.4875% (1.95% annually).

GLWB PURCHASE PAYMENT PERIOD: The period during which additional Purchase Payments may be accepted. The GLWB Purchase Payment Period begins on the Issue Date and is currently the first three Contract Years.

GOOD ORDER: An instruction that is received by the Company, that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required consents) so that the Company does not need to exercise any discretion to follow such instruction.

GUARANTEE AMOUNT: Any portion of the Fixed Accumulation Value allocated to a Guarantee Period with a particular Renewal Date (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited. Each year in a Guarantee Period is 365 days (366 days if a leap year), first measured from the date of the allocation to the Guarantee Period.

GUARANTEED INTEREST RATE: The rate of interest we credit during any Guarantee Period. Our minimum Guaranteed Interest Rate will always be equal to the greater of the required minimum nonforfeiture rate and 1%.

HAV COVERED PERSON: Under the HAV Death Benefit, the oldest Owner, or the oldest Annuitant if the Owner is not a natural person, on the Issue Date for the HAV Death Benefit except as provided under spousal continuation.

HAV DEATH BENEFIT: An optional death benefit that you may be eligible to elect on or before the Issue Date of your Contract. If elected, the HAV Death Benefit rider provides a death benefit equal to the higher of the Contract Value on the Death Benefit Date and the HAV Value. The HAV Death Benefit may be elected only if all Owners and Annuitants are younger than age 71 on the Open Date.

HAV VALUE: The higher of (1) the total Purchase Payments, adjusted for any partial withdrawals, and (2) the highest Contract Value on any Contract Anniversary before the HAV Covered Person’s 81st birthday, adjusted for any Purchase Payments and any partial withdrawals made between such Contract Anniversary and the Death Benefit Date under the HAV Death Benefit rider.

INCOME PHASE (annuity payout): The annuity payout period that begins on the Annuity Income Date and during which annuity payments are made.

INCOME START DATE: Under the GLWB, the date we receive your election to activate your right to withdraw the AWA. We will calculate the initial AWA on the Income Start Date. The Income Start Date cannot be earlier than the date the GLWB Covered Person attains age 55 nor later than the last Valuation Period before the Maximum Annuity Income Date.

ISSUE DATE: The effective date of your Contract when we apply your initial Purchase Payment and issue your Contract.

LIFETIME WITHDRAWAL PERCENTAGE: A percentage, based on the GLWB Covered Person’s age on the Income Start Date and on any subsequent Step-Up Date, that is applied to the Withdrawal Benefit Base to determine the AWA. The Lifetime Withdrawal Percentages will not change throughout the life of the Contract from the Lifetime Withdrawal Percentages disclosed in the Prospectus, or as disclosed in any Rate Sheet Supplement.

MAXIMUM ANNUITY INCOME DATE: The first day of the month following the Contract Anniversary subsequent to the youngest Annuitant’s 100th birthday, unless otherwise restricted, in the case of a Qualified Contract, by the particular retirement plan or by applicable law.

MIN-MAX PERCENTAGES: The minimum and maximum aggregate allocation percentage requirements for the Designated Investment Options categories, if the GLWB, HAV Death Benefit, or ROP Death Benefit is elected.

NET INVESTMENT FACTOR: A formula applied by the Company to reflect the investment performance of a Subaccount from one Valuation Period to the next and through which the Asset Charge is assessed. The Net Investment Factor may be greater than, less than, or equal to one.

NON-QUALIFIED CONTRACT: A Contract that does not receive favorable federal income tax treatment under Sections 401, 403, 408, 408A, or 457 of the Code. The Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

OPEN DATE: The Business Day your Application is received in Good Order by the Company.

OWNER: The person(s) or entity entitled to the ownership rights in the Contract. Joint Owners must be spouses recognized as such under federal tax laws.

PAYEE: A recipient of payments under a Contract. The term includes (1) an Annuitant or (2) a Beneficiary who becomes entitled to benefits upon the death of the Owner, or upon the death of the Annuitant on or after the Annuity Income Date.

PURCHASE PAYMENT: An amount paid to the Company as consideration for the benefits provided by the Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408, 408A, or 457 of the Code.

RATE SHEET SUPPLEMENT: Supplements to the Prospectus which we periodically file with the SEC that detail and modify the Lifetime Withdrawal Percentages and Bonus Rates associated with the GLWB and the GLWB Fee. Rate Sheet Supplements will disclose the rates applicable for a specified range of dates. The terms of a Rate Sheet Supplement with no specified end date may not be amended unless we provide a minimum of 10 Business Days prior notice. The Lifetime Withdrawal Percentages, Bonus Rates and the GLWB Fee are disclosed in this Prospectus. You may contact the Service Center at (877) 253-2323 for the rates applicable to your Contract. Any historical Lifetime Withdrawal Percentages, Bonus Rates and GLWB Fees reflected in Rate Sheet Supplements may be found in the Statement of Additional Information, as well as on the SEC’s website (www.sec.gov) by searching with File Number 333-225901.

RECEIVE (receipt, receives, received by the Company): Occurs when received by the Company in Good Order at our Service Address, or at such other location and by any means we identify as acceptable to us.

RENEWAL DATE: The last day of a Guarantee Period.

RMD AMOUNT: The required minimum distribution amount, if any, that must be distributed with respect to the Contract Value of a Qualified Contract for the current calendar year under Section 401(a)(9) of the Code or other provisions of federal tax laws.

ROP COVERED PERSON: Under the ROP Death Benefit, the Owner, Joint Owner, or the Annuitant if the Owner is not a natural person, on the Issue Date for the ROP Death Benefit except as provided under spousal continuation.

ROP DEATH BENEFIT: An optional death benefit that you may be eligible to elect on or before the Issue Date of your Contract. If elected, the ROP Death Benefit rider provides a death benefit equal to the higher of the Contract

Value and the ROP Value. The ROP Death Benefit option may be elected only if all Owners and Annuitants are younger than age 71 on the Open Date.

ROP VALUE: Total Purchase Payments adjusted for any partial withdrawals under the ROP Death Benefit rider.

SERVICE ADDRESS: By mail, Delaware Life Insurance Company, P.O. Box 758581, Topeka, KS 66675-8581; by express mail, Delaware Life Insurance Company, Mail Zone 581, 5801 SW 6th Avenue, Topeka, KS 66636; and by facsimile at (785)286-6118, or such other address specified by written notice, to which all correspondence concerning your Contract should be sent.

STEP-UP: Under the GLWB, an increase that the Company applies to the Withdrawal Benefit Base.

STEP-UP DATE: Under the GLWB, the date when the Withdrawal Benefit Base is increased by a Step-Up.

SUBACCOUNT: A division of the Variable Account which invests in shares of a Fund.

SURRENDER VALUE: The amount payable on full withdrawal of your Contract. It is the Contract Value less any applicable Annual Contract Fee, any Withdrawal Charge, and any applicable GLWB, HAV Death Benefit, and ROP Death Benefit rider charges.

VALUATION PERIOD: The period of time beginning at the close of regular trading on the NYSE each Business Day and ending at the close of such trading on the next Business Day.

VARIABLE ACCOUNT: Delaware Life Variable Account F, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company and which is not chargeable with liabilities arising out of any other business of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure, for each Subaccount of the Variable Account. It is used to calculate the Contract Value allocated to each Subaccount of the Variable Account during the Accumulation Phase.

VARIABLE ACCUMULATION VALUE: The sum of the values of all the Variable Accumulation Units in the Subaccounts supporting your Contract for a Valuation Period.

WITHDRAWAL BENEFIT BASE: Under the GLWB, the amount used to calculate the AWA and the GLWB Fee. The Withdrawal Benefit Base is not available for withdrawal, surrender, as a death benefit, or for application to any Annuity Payment Option.

WITHDRAWAL CHARGE: The charge which will be applied in the event that you make a partial withdrawal or surrender your Contract during the period when the Withdrawal Charge applies. The Withdrawal Charge does not apply to any Free Withdrawal Amount or in any case where the Withdrawal Charge is waived under the Contract.

YOU and YOUR: The terms “you” and “your” refer to the “Owner,” as that term is used in this Prospectus.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

The Delaware Life Masters Prime Variable AnnuitySM Contract provides a number of important benefits for your retirement planning. You are eligible to purchase a Contract if you are younger than age 81 on the Open Date. During the Accumulation Phase, you may make Purchase Payments under the Contract and allocate them to one or more of the Variable Account options or, if available, the Fixed Account options. During the Income Phase, we make annuity payments to you, or someone else designated by you, based on the amount you have accumulated. The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing the HAV Death Benefit or the ROP Death Benefit on or before the Issue Date at an additional cost. The Contract also provides an optional living benefit, the GLWB, which may be elected on or before the Issue Date at an additional cost.

The Accumulation Phase

You can buy the Contract with an initial Purchase Payment of $10,000 or the maximum annual Individual Retirement Annuity contribution unless we waive these limits. You can make additional Purchase Payments at any time during the Accumulation Phase, unless you elected the GLWB, as described below. The minimum amount required for each additional Purchase Payment is $500. We will not accept, without our prior approval, a Purchase Payment that would cause the total Purchase Payments to exceed $1.5 million. We will not accept a Purchase Payment after any Owner or Annuitant attains age 93. These general requirements for Purchase Payments apply if you elect any of the GLWB, the HAV Death Benefit or the ROP Death Benefit riders. If you elect the GLWB, Purchase Payments will be accepted only during the GLWB Purchase Payment Period, currently the first three Contract Years. Any Purchase Payment received after the third Contract Anniversary will be deemed “not in Good Order” and returned to you.

Variable Account Options: The Subaccounts

You can allocate your Purchase Payments among a number of Subaccounts. You may also transfer among the Subaccounts. Each Subaccount invests in a Fund that is either a mutual fund registered under the Investment Company Act of 1940 (“1940 Act”) or a separate series or portfolio thereof. The Subaccounts available under the GLWB, the HAV Death Benefit and the ROP Death Benefit riders are called “Designated Investment Options.” Currently, all Subaccounts investing in available Funds also are Designated Investment Options, but this could change as we reserve the right to change Designated Investment Options. The investment returns on the Funds are not guaranteed. You can make or lose money.

The Fixed Account Options: The Guarantee Periods

We may make Fixed Account options available. When we do, you can allocate your Purchase Payments to the Fixed Account and elect one or more of the available Guarantee Periods. You may also transfer your Contract Value to the available Guarantee Periods in the Fixed Account. Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish. We may change the Guaranteed Interest Rate for Purchase Payments and renewals, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate required by law. If we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period. We may offer Guarantee Periods of different durations or stop offering some or all Guarantee Periods. If we stop offering a Guarantee Period or any Guarantee Periods at all, any future allocations, transfers or renewals into such Guarantee Period(s) will not be permitted. Guarantee Amounts already in existence will be unaffected, although the Guarantee Amounts will be transferred into a money market Subaccount at the end of the Guarantee Period unless you direct us to transfer the Guarantee Amounts into any other Subaccount(s). Amounts paid from the Fixed Account will be subject to the claims paying ability and financial strength of the Company. Interests in the Fixed Account will not be registered as an investment company under the Investment Company Act of 1940.

Fees and Expenses

The Contract has insurance features and investment features, and there are fees and expenses related to each.

If your Contract Value is less than $100,000 on your Contract Anniversary, we will deduct a $30 Annual Contract Fee. We will waive this fee if your Contract Value is $100,000 or more on your Contract Anniversary.

During the Accumulation Phase, we assess an Asset Charge at an annual rate of 1.20% in computing the Net Investment Factor for each Subaccount. The Asset Charge is designed to compensate us for the mortality, administrative, distribution and other expenses we assume to provide your Contract benefits. (See “Asset Charge.”)

If you withdraw more than the Free Withdrawal Amount prior to the Annuity Income Date or more than the greater of the Free Withdrawal Amount or the AWA after the Income Start Date, we assess a Withdrawal Charge against each Purchase Payment withdrawn. For each Purchase Payment, the Withdrawal Charge starts at 8% and declines to 0% after the Purchase Payment has been in the Contract for seven complete years. See “Withdrawal Charge” for a description of the calculation of the Withdrawal Charge, the Free Withdrawal Amount, withdrawals are not subject to the Withdrawal Charge and the order of withdrawals.

Currently, you can transfer your Contract Value among the Subaccounts and, if available, the Guarantee Period(s) free of charge. However, we reserve the right to impose a charge of up to $25 per transfer. We limit the number of transfers to 12 per Contract Year. (See “Transfers Among the Subaccounts and the Fixed Account.”)

If you elect either the HAV Death Benefit or the ROP Death Benefit (as described below), a quarterly fee will be deducted from the Contract Value at the end of each Contract Quarter (or proportionately when the optional death benefit terminates) as follows:

•	HAV Death Benefit - 0.10% (0.40% annually) of the HAV Value.

•	ROP Death Benefit - 0.05% (0.20% annually) of the ROP Value.

If you elect the GLWB, the quarterly fee of .30% (1.20% annually), which will not exceed .4875% (1.95% annually), of the Withdrawal Benefit Base, will be deducted from the Contract Value at the end of each Contract Quarter (or proportionately when the GLWB terminates).

Fund Charges

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds. The charges vary depending upon which Fund(s) you have selected.

Designated Investment Options

If you elect any of the GLWB, the HAV Death Benefit and the ROP Death Benefit riders, your Purchase Payments and Contract Value must be allocated only to Designated Investment Options in compliance with the minimum and maximum aggregate allocation percentage requirements. The GLWB, the HAV Death Benefit and the ROP Death Benefit riders will terminate automatically if you do not comply with this requirement. If any of the GLWB, HAV Death Benefit, and ROP Death Benefit riders are terminated, any rider charges will not be repaid to you by the Company. (See “DESIGNATED INVESTMENT OPTIONS.”)

Optional Living Benefit

On or before the Issue Date, you may elect the GLWB at an additional cost. The GLWB is the only optional living benefit offered under the Contract. The GLWB offers a guaranteed annual withdrawal amount known as the AWA, with an opportunity for a Step-Up or a Bonus Amount to increase your Withdrawal Benefit Base.

The GLWB is available only if all Owners and Annuitants are age 45 or older on the Issue Date and younger than age 81 on the Open Date. If you purchase the GLWB, your investment choices are limited to the Designated Investment Options. Under the GLWB, you may make Purchase Payments only during the GLWB Purchase Payment Period, currently the first three Contract Years. Any Purchase Payments received after the third Contract Anniversary will be deemed “not in Good Order” and returned to you.

Purchase Payments allocated to any investment option that is not a Designated Investment Option will terminate the GLWB. Withdrawals taken in excess of specified amounts, or withdrawals taken prior to certain dates, will, in addition to decreasing your Contract Value, decrease values under the GLWB by an amount that may be greater than the amount withdrawn and may cause your Contract and the GLWB to terminate without any value.

You may terminate the GLWB at any time. If the GLWB terminates on any day except the last day of the Contract Quarter, we will deduct a proportional amount of the GLWB Fee. (See “The GLWB Fee.”) In addition, the GLWB will terminate if you annuitize or if you transfer any portion of your Contract Value to any investment option that is not a Designated Investment Option. In certain circumstances, a change of ownership may also terminate the GLWB. Upon termination, all benefits and fees associated with the GLWB will cease. Once terminated, the GLWB cannot be reinstated.

Basic Death Benefit

If you die during the Accumulation Phase, the Beneficiary will receive a death benefit. The amount of the death benefit depends upon whether you choose the basic death benefit provided by the Contract or, at an additional cost, one of the optional death benefits. The basic death benefit pays your Contract Value calculated as of the Death Benefit Date.

Optional Death Benefit

You may elect one of the two optional death benefits at an additional cost if all Owners and Annuitants are younger than age 71 on the Open Date. The two optional death benefits are the HAV Death Benefit and the ROP Death Benefit. The HAV Death Benefit pays the greater of the Contract Value on the Death Benefit Date and the HAV Value (See “HAV Death Benefit.”) The ROP Death Benefit pays the greater of the Contract Value on the Death Benefit Date and the ROP Value (See “ROP Death Benefit.”) Purchase Payments allocated to any investment option that is not a Designated Investment Option will terminate the HAV Death Benefit and the ROP Death Benefit riders. Partial Withdrawals will, in addition to decreasing your Contract Value, decrease values under the HAV Death Benefit and the ROP Death Benefit riders by an amount that may be greater than the amount withdrawn and may cause your Contract and the HAV Death Benefit and the ROP Death Benefit to terminate without any value.

You may terminate the HAV Death Benefit and the ROP Death Benefit at any time. If the HAV Death Benefit and the ROP Death Benefit terminate on any day except the last day of the Contract Quarter, we will deduct a proportional amount of the optional death benefit fees. In addition, the HAV Death Benefit and the ROP Death Benefit will terminate if you annuitize. In certain circumstances, a change of ownership may also terminate the HAV Death Benefit and the ROP Death Benefit. Upon termination, all benefits and fees associated with the HAV Death Benefit and the ROP Death Benefit will cease. Once terminated, the HAV Death Benefit and the ROP Death Benefit cannot be reinstated. See “HAV Death Benefit” and “ROP Death Benefit.”

The Income Phase: Annuitization Provisions

If you want to receive regular income payments other than payments under the GLWB or the Systematic Withdrawal program, you can select one of several fixed Annuity Payment Options. There are no variable annuity options available under the Contract. Subject to the Maximum Annuity Income Date, you choose your Annuity Income Date to begin your annuity payments. Once the Income Phase begins, you cannot change the choice of annuity payment option.

Withdrawals, Surrenders, and Withdrawal Charges

You can withdraw money from your Contract or surrender your Contract during the Accumulation Phase. You may withdraw the Free Withdrawal Amount from your Contract Value each year without the imposition of a Withdrawal Charge. During the first Contract Year, the Free Withdrawal Amount is available only for Qualified Contracts and is equal to the RMD Amount, if any, for the current calendar year, as calculated by us under the Code. For all other Contract Years, the Free Withdrawal Amount is equal to the greater of: a) 10% of the Contract Value (computed as of the last Contract Anniversary prior to the withdrawal), or b) the RMD Amount, if any, for the current calendar year, as calculated by us under the Code and regulations. Withdrawals other than the Free Withdrawal Amounts will be subject to a Withdrawal Charge. For any withdrawal and surrender, including any Free Withdrawal Amount, you may also have to pay income taxes and tax penalties. You should consult a qualified tax professional for more information.

Right to Examine and Cancel

The Contract contains a Right to Examine provision. You may return and cancel your Contract within 10 days after receiving it (30 days if your Contract was purchased as part of a replacement or later, if required by your state). We will return your Contract Value as of the end of the Valuation Period when we receive your cancellation request in Good Order plus any amount deducted from your Purchase Payments. This amount may be more or less than the original Purchase Payment. If the Contract is issued in a state requiring the return of Purchase Payments, you will receive the greater of (1) your Contract Value as of the Valuation Period we receive your cancellation request, reduced by the applicable Annual Contract Fee and the Withdrawal Charge or (2) your total Purchase Payments made as of that date.

Tax Provisions

Your earnings are not taxed unless you take a withdrawal from the Contract. If you withdraw money during the Accumulation Phase, earnings come out first for tax purposes and are taxed as ordinary income. If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit might increase the taxable portion of any withdrawal you make from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on taxable amounts.

NOTE ABOUT OTHER ANNUITY CONTRACTS THAT WE OFFER: In addition to the Contracts, we currently offer other forms of annuity contracts with a variety of features, benefits and charges. Some of these other annuity contracts may be available at a lower cost and you should ask your financial professional. Not all of the annuity contracts that we offer are available in all jurisdictions or through all financial professionals with whom we contract. You should consider with your financial professional what annuity contract or financial product is most consistent with your needs and preferences.

If you have any questions about your Contract or need more information, please contact us at our Service Address:

By mail - Delaware Life Insurance Company

P.O. Box 758581

Topeka, KS 66675-8581

By express mail - Delaware Life Insurance Company

Mail Zone 581

5801 SW 6th Avenue

Topeka, KS 66636;

By facsimile - (785) 286-6118

By telephone - (877) 253-2323

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.1

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer Contract Value among the Subaccounts and the Fixed Account, if available. State premium taxes may also be deducted.

Owner Transaction Expenses

Sales Charge Imposed on Purchases (as a percentage of Purchase Payments)		None

Maximum Withdrawal Charge for Full Surrenders and Partial Withdrawals (as a percentage of Purchase Payments withdrawn)		8%[2]

Number of Completed Years Since the Purchase Payment Has Been in Your Contract	Withdrawal Charge
0	8%
1	7%
2	6%
3	6%
4	5%
5	4%
6	3%
7 or more	0%

Maximum Fee Per Transfer (currently $0):		$25

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Contract Fee	$30	[3]

Variable Account Annual Expenses

(As a percentage of average Variable Accumulation Value)

Total Variable Account Annual Expenses (Asset Charge)	1.20%	[4]

Charges for Optional Death Benefits	Maximum/Current Charge

HAV Death Benefit (as a percentage of the HAV Value5)	0.40% annually (0.10% quarterly)

ROP Death Benefit (as a percentage of the ROP Value6)	0.20% annually (0.05% quarterly)

Charge for the Optional Living Benefit[7]	Current Charge	Maximum Charge
GLWB (as a percentage of the Withdrawal Benefit Base8)	1.20% annually (0.30% quarterly)	1.95% annually (0.4875% quarterly)

Total Variable Account Annual Expenses (1.20%) plus Maximum Charges for the HAV Death Benefit (0.40%) and the GLWB (1.95%):

3.55%	[9]

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund’s fees and expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, is contained in the prospectus for each Fund for the year ended December 31, 2019.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.77%	2.16%

The expenses shown, which include any acquired fund fees and expenses, are those incurred for the year ended December 31, 2019, and were provided by the Funds. We have not independently verified the accuracy of the Fund expense information. Current or future expenses may be greater or less than those shown.

[1]	The fee tables apply to the Accumulation Phase of the Contract and reflect the maximum charges unless otherwise noted. (See “CONTRACT CHARGES.”) There are no fees assessed during the Income Phase.
[2]

A portion of your Contract Value may be withdrawn each year without imposition of any Withdrawal Charge and, after a Purchase Payment has been in your Contract for seven complete years, it may be withdrawn free of the Withdrawal Charge. (See “Withdrawal Charge.”)

[3]	The Annual Contract Fee is waived if your Contract Value is $100,000 or more on your Contract Anniversary. (See “Annual Contract Fee.”)
[4]

The Variable Account Annual Expense(Asset Charge) is assessed as a reduction in the Net Investment Factor at the end of each Valuation Period. The Asset Charge is designed to compensate us for mortality expense, administration, distribution and other expenses. There is no separate asset charge for these expenses. (See “Asset Charges.”)

[5]

The HAV Death Benefit is described under “DEATH BENEFIT.” It is currently available only if all Owners and Annuitants are younger than age 71 on the Open Date. The HAV Value is equal to your initial Purchase Payment, and is thereafter subject to certain adjustments. The charges shown are assessed and deducted quarterly based upon the HAV Value, taken on the last day of each Contract Quarter. (See “HAV Death Benefit.”)

[6]

The ROP Death Benefits is described under “DEATH BENEFIT.” It is currently available only if all Owners and Annuitants are younger than age 71 on the Open Date. The ROP Value initially is equal to your initial Purchase Payment, and is thereafter subject to certain adjustments. The charges shown are assessed and deducted quarterly based upon the ROP Value, taken on the last day of each Contract Quarter. (See “ROP Death Benefit.”)

[7]

As discussed under “OPTIONAL LIVING BENEFIT: THE GLWB,” we have the right to increase the rate of the charge on a Step-Up. The charge shown is assessed and deducted quarterly based upon the Withdrawal Benefit Base, taken on the last day of each Contract Quarter. Your actual charges may be less than the maximum stated above. (See “Step-Up Feature.”)

[8]	The Withdrawal Benefit Base initially is equal to your initial Purchase Payment, and is thereafter subject to certain adjustments. (See “OPTIONAL LIVING BENEFIT: THE GLWB”)
[9]

This amount assumes that the HAV Death Benefit (0.40%) was selected and that the GLWB (1.95%) was also selected (in addition to the 1.20% Asset Charge). We included the HAV Death Benefit fee only since the ROP Death Benefit fee is less than the HAV Death Benefit fee. This assumes the HAV Value and the GLWB’s initial Withdrawal Benefit Base are equal to the initial Purchase Payments. If the fee base changes, the charge for your HAV Death Benefit and the GLWB would be higher or lower.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, Annual Contract Fees, Variable Account annual expenses (Asset Charges), optional benefit fees, and Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract combines the features producing the highest maximum charges, including the HAV Death Benefit and the GLWB. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. For purposes of converting the Annual Contract Fee to a percentage, the Example assumes an average Contract size of $100,000. In addition, the Example assumes no transfers were made and no premium taxes were deducted. If these expenses were considered, the expenses shown below would be higher.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$1,438	$2,497	$3,769	$6,949

(2)	If you annuitize your Contract at the end of the applicable time period or do not surrender your Contract:

1 year	3 years	5 years	10 years
$649	$1,981	$3,356	$6,949

The fee table and Example should not be considered a representation of past or future expenses and charges of the Subaccounts. Your actual expenses may be greater or less than those shown. The Example does not include the deduction of state premium taxes (ranging from 0% to 3.5%) from Contract Value, which may be assessed upon annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower. Similarly, the 5% annual rate of return assumed in the Example is not intended to be representative of past or future investment performance. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

For information concerning compensation paid for the sale of the Contracts, see “DISTRIBUTION OF THE CONTRACT.”

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract (“Variable Accumulation Units”) is included in the back of this Prospectus. (See “APPENDIX D - CONDENSED FINANCIAL INFORMATION.”)

THE ANNUITY CONTRACT

Delaware Life and the Variable Account offer the Contract to individuals and entities for use in connection with long term retirement planning. Annuities are long-term investment vehicles designed for retirement planning and are not suitable for short-term investing or speculation. Persons wishing to employ such strategies should not purchase a Contract.

The Contract provides certain features that may benefit you in retirement planning.

•

It has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you may generally make Purchase Payments under the Contract and allocate them to one or more of the Variable Account options or, if available, the Fixed Account options. When you choose Variable Account options, you assume the investment risk. When you choose Fixed Account options, we credit guaranteed interest to your Fixed Accumulation Value. During the Income Phase, we make annuity payments based on the amount you have accumulated. Annuity payments are fixed, and not variable.

•

It also has tax deferral during the Accumulation Phase, so that you do not pay taxes on the increase in the Contract Value. You are taxed when you withdraw the Contract Value. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral. Tax-qualified plans provide tax-deferral without the need to purchase an annuity contract.

•

If you elect the optional living benefit known as the GLWB, it provides annual lifetime withdrawal payments under single-coverage or spousal joint-coverage for an additional charge. You may elect the GLWB only on or before the Issue Date.

•

It provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing prior to the Issue Date one of the optional death benefits known as the HAV Death Benefit and the ROP Death Benefit for an additional charge.

•

If you so elect, during the Income Phase, it provides annuity payments to you or another Payee for life or for another period that you choose. You may choose any Annuity Payment Option only on or before the Annuity Income Date.

•

All obligations arising under a Contract, including the promise to make annuity payments, and the optional living benefit and death benefit guarantees, are general corporate obligations of the Company and, as such, are subject to the claims of the Company’s creditors.

The Contract may be offered to personal retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Code. We refer to Contracts used with plans that receive favorable tax treatment as “Qualified Contracts.” Currently, we offer Qualified Contracts only as Traditional IRAs or Roth IRAs under Section 408 and 408A of the Code. We refer to all Contracts other than Qualified Contracts as “Non-Qualified Contracts.” A qualified retirement plan generally provides tax-deferral regardless of whether the plan invests in an annuity contract. A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

You should work with your financial professional to decide whether any of the GLWB, the HAV Death Benefit, and the ROP Death Benefit riders are appropriate for you based on a thorough analysis of your insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

STATE LAW VARIATIONS

Your Contract is subject to the law of the state in which it is issued. Contract provisions may vary depending on the state of issuance. Any material state variations are listed in “APPENDIX A - STATE LAW VARIATIONS.”

COMMUNICATING TO US ABOUT YOUR CONTRACT

You may submit transaction requests or otherwise communicate with us in writing or by telephone or by any other means acceptable to us. All materials transmitted to us, including Purchase Payments, must be received at our Service Address. For all telephone communications, you must call (877) 253-2323. In addition, your authorized financial professional who is a registered representative of the broker-dealer of record may submit transfer requests on your behalf in writing to our Service Address or by telephone at (877) 253-2323.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we receive them, in Good Order, at our Service Address or by telephone at (877) 253-2323.

However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after the close of regular trading on the NYSE, which is normally 4:00 p.m., Eastern Time.

Certain methods of contacting us may be unavailable or delayed. Any telephone system or website can experience delays or outages that may delay or prevent us from processing your request. While we have taken reasonable precautions to allow our systems to accommodate heavy usage, we do not guarantee access or reliability under all circumstances. If you experience delays or an outage, you may submit your request in writing to our Service Address.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

Electronic Delivery of Contract Information

During the Accumulation Phase, we may make available for Owners the option to receive to receive prospectuses, transaction confirmations, reports and certain other communications in electronic format, instead of receiving paper copies. To enroll in this optional electronic delivery service, if available, Owners must register and log on to our Internet customer website via www.delawarelife.com. First-time users of this website can enroll in this electronic delivery service by selecting “eDeliver Documents” when registering to use the website. If you are already a registered user of this website, you can enroll in the electronic delivery service by logging on to your account and selecting “eDeliver Documents” on the “Update Profile” page. The electronic delivery service is subject to various terms and conditions, including a requirement that you promptly notify us of any change in your e-mail address, to avoid any disruption of deliveries to you. You have the right to receive a paper copy of our communications at any time, free of charge. You can stop eDelivery by updating the consent in your user profile. We are not required to offer the electronic delivery service and may discontinue it in whole or in part at any time. You may obtain more information and assistance at the above-mentioned internet location or by writing us at our Service Address or by telephone at (877) 253-2323.

DELAWARE LIFE INSURANCE COMPANY

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We are licensed to do business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. We have a life insurance company subsidiary that is licensed to do business in New York. Our main administrative office address is 1601 Trapelo Road, Suite 30, Waltham, MA 02451.

The immediate parent company of Delaware Life Insurance Company is Group One Thousand One, LLC, a limited liability company organized under the laws of the State of Delaware on December  12, 2012. Group One Thousand One, LLC is ultimately controlled by Mark R. Walter.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity contracts that we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account, whether or not realized, are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contracts and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. The assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct.

The assets of the Variable Account are divided into Subaccounts. Each Subaccount invests exclusively in shares of a specific Fund. All amounts allocated by you to a Subaccount will be used to purchase Fund shares at their net asset value. All distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions from the Variable Account for withdrawals, annuity payments, death benefits, Contract fees, fees for any optional living benefit or death benefits, and any applicable taxes will, in effect, be made by redeeming the number of Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS: THE FUNDS

The Contract offers Subaccounts each of which invests in a single Fund. Each Fund is a mutual fund registered under the 1940 Act, or a separate series or portfolio thereof. Currently, you may select one or more Subaccounts that invest in the following Funds listed by type*:

Aggressive Allocation

MFS® Growth Allocation Portfolio

Allocation

American Funds Insurance Series®, Global Balanced Fund

BlackRock Global Allocation V.I. Fund

Lazard Retirement Global Dynamic Multi-Asset Portfolio

Cautious Allocation

JPMorgan Insurance Trust Income Builder Portfolio

MFS® Conservative Allocation Portfolio

Commodities Broad Basket

PIMCO CommodityRealReturn® Strategy Portfolio

Emerging Markets Equity

American Funds Insurance Series®, New World Fund®

Global Equity

American Funds Insurance Series®, Global Growth Fund

MFS® Global Growth Portfolio

Morgan Stanley Variable Insurance Fund, Inc., Global Franchise Portfolio

Global Equity Large Cap

American Funds Insurance Series®, International Fund

Global Fixed Income

PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

Healthcare Sector Equity

Putnam VT Global Health Care Fund

High Yield Fixed Income

Lord Abbett Series Fund, Bond Debenture Portfolio

Moderate Allocation

AB Balanced Wealth Strategy Portfolio

American Funds Insurance Series®, Asset Allocation Fund

First Trust Dow/Jones Dividend & Income Allocation Portfolio

Invesco V.I. Equity and Income Fund

MFS® Moderate Allocation Portfolio

MFS® Total Return Series

Morgan Stanley Variable Insurance Fund, Inc., Global Strategist Portfolio

Putnam VT George Putnam Balanced Fund

Putnam VT Global Asset Allocation Fund

Other Sector Equity

Morgan Stanley Variable Insurance Fund, Inc., Global Infrastructure Portfolio

Real Estate Sector Equity

MFS® Global Real Estate Portfolio

Technology Sector Equity

MFS® Technology Portfolio

US Equity Large Cap Blend

American Funds Insurance Series®, Growth-Income Fund

Goldman Sachs U.S. Equity Insights Fund

MFS® Core Equity Portfolio

Putnam VT Research Fund

US Equity Large Cap Growth

AB Large Cap Growth Portfolio

American Funds Insurance Series®, Growth Fund

Morgan Stanley Variable Insurance Fund, Inc., Growth Portfolio

US Equity Large Cap Value

Columbia Variable Portfolio - Select Large Cap Value Fund

MFS® Value Series

Putnam VT Equity Income Fund

US Equity Mid Cap

AB Small/Mid Cap Value Portfolio

Legg Mason Partners, Variable Equity Trust, ClearBridge Variable Mid Cap Portfolio

MFS® Mid Cap Growth Series

US Equity Small Cap

MFS® Blended Research® Small Cap Equity Portfolio

MFS® New Discovery Series

MFS® New Discovery Value Portfolio

US Fixed Income

Invesco V.I. Core Plus Bond Fund

Legg Mason Partners Variable Income Trust, Western Asset Core Plus VIT Portfolio

MFS® Total Return Bond Series

PIMCO Total Return Portfolio

Putnam VT Income Fund

US Money Market

MFS® U.S. Government Money Market Portfolio

*

The Company has indicated the type of Fund above according to its Morningstar category. Morningstar groups mutual funds into categories according to their actual investment style, not merely their stated investment objectives, and normally allocates funds to categories on the basis of their portfolio holdings.

AllianceBernstein L.P. advises the AB Variable Products Series Fund, Inc. Portfolios. BlackRock Advisors, LLC advises the BlackRock Global Allocation V.I. Fund. Capital Research and Management Company advises the American Funds Insurance Series® Funds. Columbia Management Investment Advisers, LLC, advises the Columbia Variable Portfolio Select Large Cap Value Fund. First Trust Advisers L.P. advises the First Trust/Dow Jones Dividend & Income Allocation Portfolio. Goldman Sachs Asset Management, L.P. advises the Goldman Sachs U.S. Equity Insights Fund. Invesco Advisers, Inc. advises the Invesco Variable Insurance Funds. J.P. Morgan Investment Management, Inc. advises the JP Morgan Insurance Trust Income Builder Portfolio. Lazard Asset Management LLC advises the Lazard Retirement Global Dynamic Multi-Asset Portfolio. Legg Mason Partners Fund Advisor, LLC advises the ClearBridge Variable Mid Cap Portfolio (sub-advised by ClearBridge Investments, LLC) and the Western Asset Core Plus VIT Portfolio (sub-advised by Western Asset Management Company, Western Asset Management Company Limited, Western Asset Management Company Pte. Ltd. and Western Asset Management Company Ltd.) Lord, Abbett & Co. LLC advises the Lord Abbett Series Fund Bond Debenture Portfolio. Massachusetts Financial Services Company advises the MFS® Portfolios and Series. Morgan Stanley Investment Management Inc. advises the Morgan Stanley Variable Insurance Funds, Inc. Portfolios (Morgan Stanley Variable Insurance Fund, Inc. Global Franchise Portfolio, Morgan Stanley Variable Insurance Fund, Inc. Global Infrastructure Portfolio and Morgan Stanley Variable Insurance Fund, Inc. Global Strategist Portfolio are sub-advised by Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company.) Pacific Investment Management Company LLC advises the PIMCO Portfolios. Putnam Investment Management, LLC advises the Putnam Funds and Putnam Investments Limited serves as sub-advisor. The Putnam VT Research, Putnam VT Global Asset Allocation and Putnam VT Global Health Care Funds are also sub-advised by Putnam Advisory Company, LLC.

More comprehensive information about the Funds, including a discussion of their management, investment objectives, expenses, and potential risks, is found in the current prospectuses for the Funds (the “Fund Prospectuses”). You should read the Fund Prospectuses carefully in conjunction with this Prospectus before you invest. A copy of each Fund Prospectus, as well as each Fund’s Statement of Additional Information, may be downloaded from our website, www.delawarelife.com, or obtained without charge by calling us at (877) 253-2323 or by writing to: Delaware Life Insurance Company, P.O. Box 758581, Topeka, KS 66675-8581. If you received a summary prospectus for a Fund, please follow the directions on the first page of the summary prospectus to obtain a copy of that Fund’s prospectus.

The Funds may also be available to registered separate accounts offering variable annuity and variable life insurance products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict of interest may occur due to a change in law affecting the operations of variable life insurance and variable annuity separate accounts, differences in the voting instructions of the Owners and those of other companies, or some other reason. In the event of a conflict of interest, we will take any steps necessary to protect Owners, including (1) withdrawal of the Variable Account from participation in the Funds which are involved in the conflict or (2) substitution of shares of other Funds.

Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund’s portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to several differences between a Fund and these similar products, including differences in sales charges, expense ratios, and cash flows.

Payments We Receive

The Funds’ investment advisers, transfer agents, underwriters and/or affiliates (“Fund Groups”) compensate us for providing administrative and recordkeeping services that they would normally be required to provide for individual shareholders or cost savings experienced by the Fund Groups. Such compensation is typically a percentage of Variable Account assets invested in a relevant Fund and generally may range up to 0.50% of net assets. In like manner, some Funds pay Rule 12b-1 fees to the Company or the principal underwriter of the Contracts for providing distribution and shareholder support services to the Funds, ranging up to 0.25% directly from the Funds in connection with a Rule 12b-1

Plan. If the Company or the principal underwriter receive Rule 12b-1 fees, combined compensation for administrative, distribution and recordkeeping related services ranges up to 0.55% annually of Variable Account assets invested in a Fund. Certain Fund Groups do not provide any compensation to us from Rule 12b-1 fees but provide up to 0.50% annually of Variable Account assets invested in a Fund.

These payments reflect in part expense savings by the Fund Groups for having, in the case of the Contracts, a sole shareholder, the Variable Account, rather than multiple shareholders in the Funds. Proceeds of these payments may be used for any corporate purpose, including the payment of expenses that Delaware Life and its affiliates incur in promoting, issuing, distributing and administering the Contracts. These payments are generally based on a percentage of the daily assets of the Funds under the Contracts and other variable contracts offered by Delaware Life and its affiliated insurers.

In addition, certain Fund Groups provide fixed dollar compensation to defray the cost of our marketing support and training services. These services may include various promotional, training or marketing meetings for distributors, wholesalers, and/or selling broker-dealers’ registered representatives, and creating materials describing the Contract, its features and the available investment options. Certain Fund Groups may also attend these meetings.

These payments create an incentive for us to offer Funds (or classes of shares of Funds) for which such payments are available to us. We consider such payments, among other things, when deciding to include a Fund (or class of shares of a Fund) as an investment option under the Contracts. Other available investment portfolios (or classes of shares of Funds) may have lower fees and better overall investment performance than the Funds (or classes of shares of the Funds) offered under the Contract.

If you purchased the Contract through a broker-dealer or other financial intermediary (such as a bank), the Fund Groups may pay the intermediary for services provided with regard to the sale of Fund shares in the Subaccounts under the Contract. The amount and/or structure of the compensation can possibly create a conflict of interest as it may influence the broker-dealer or other intermediary and your salesperson to present this Contract (and certain Subaccounts under the Contract) over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the broker-dealer or other intermediary or your salesperson. You may ask your salesperson about such variations and how he or she and his or her broker-dealer or other financial intermediary are compensated for selling the Contract.

Selection of Funds

The Funds offered through the Contract are selected by the Company. We may add or remove a Fund or limit its availability to new Purchase Payments and/or transfers of Contract Value at our discretion. In selecting the Funds and Designated Investment Options, we consider, among other things, whether a Fund or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, distribution and support services provided by us to the Funds, or whether Fund affiliates can provide marketing and distribution support for the sale of the Contracts. We do not recommend or endorse any particular Fund, and we do not provide investment advice. You bear the risk of any decline in your Contract Value resulting from the investment performance of the Funds.

If you elect any of the GLWB, the HAV Death Benefit and ROP Death Benefit riders, we currently limit your choice of Subaccounts to the Designated Investment Options. In addition, we limit the number and type of available Designated Investment Options and impose minimum and maximum allocation requirements for each Designated Investment Option category to reduce our risk exposure in providing the guarantees associated with the GLWB, the HAV Death Benefit and ROP Death Benefit riders. These limits may reduce the return on your investment. The Designated Investment Option requirements may reduce the likelihood that the Contract Value will be reduced to zero as a result of investment performance and that we will have to make payments under the AWA settlement option. (See “DESIGNATED INVESTMENT OPTIONS.”)

THE FIXED ACCOUNT

The Fixed Account is part of our general account which is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods and the DCA program become part of the Fixed Account. These general account assets are available to support our insurance and annuity obligations other than those funded by the Variable Account. Any guarantees under the Contract that exceed your Variable Accumulation Value, such as those with the GLWB, the HAV Death Benefit and the ROP Death Benefit riders, are paid from our general account (and not the Variable Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Variable Accumulation Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We issue other types of insurance policies and financial products as well, and we pay our obligations under those products from our assets in the general account. The general account is subject to claims of creditors made on the assets of the Company.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. We are not, however, obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 and the Fixed Account has not been registered as an investment company under the 1940 Act. Therefore, neither the Fixed Account nor any interests therein are generally subject to regulation under the Securities Act of 1933 or the 1940 Act. The disclosures relating to the Fixed Account included in this Prospectus are for the Owner’s information. However, such disclosures are subject to certain generally applicable provisions of federal securities law relating to the accuracy and completeness of statements made in prospectuses.

From time to time and subject to regulatory approval, we may offer Fixed Account options with different interest guaranteed periods. Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish. We, in our sole discretion, establish the interest rates for each Guarantee Period. We will not declare a rate that yields values less than those required by the state in which the Contract is issued. You bear the risk that we will not declare a rate that is higher than the minimum rate. Because these rates vary from time to time, allocations made to the Guarantee Periods of the Fixed Account at different times may earn interest at different rates.

You may allocate your Purchase Payments, and transfer Contract Value, to Guarantee Periods of the Fixed Account that are currently available, subject to certain conditions. If you have elected the GLWB, the HAV Death Benefit, and/or the ROP Death Benefit, you may not allocate Purchase Payments, or transfer Contract Value to Guarantee Period(s) in the Fixed Account. See “THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS” and “PRODUCT HIGHLIGHTS: The Fixed Account Options: The Guarantee Periods.”

We do not make Asset Charge deductions from amounts in the Fixed Account to cover the mortality, administrative, distribution and other expenses we assume to provide your Contract benefits. We consider these risks when determining the credited rate. If you make a withdrawal from amounts in the Fixed Account, a Withdrawal Charge may apply. See “CONTRACT CHARGES.”

THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS

If you have elected any of the GLWB, the HAV Death Benefit, and the ROP Death Benefit riders, you may not currently allocate Purchase Payments or transfer Contract Value to Guarantee Period(s) in the Fixed Account unless you cancel the GLWB, the HAV Death Benefit and ROP Death Benefit riders.

Guarantee Periods

You may elect one or more Guarantee Periods from those we may make available. When available, we may offer Guarantee Periods of different durations; however, we may stop offering some or all Guarantee Periods at any time. Once we stop offering a Guarantee Period, allocations, transfers or renewals into that Guarantee Period will not be permitted. In addition, we reserve the right not to make any Guarantee Periods available. Guarantee Amounts already in existence will be unaffected, although the Guarantee Amounts will be transferred into a money market Subaccount at the end of the Guarantee Period unless you direct us to transfer the Guarantee Amounts into any other Subaccount(s). We may choose not to make any Guarantee Periods available at our discretion. At any time, we can reverse our decision to exercise this right.

Guaranteed Interest Rates

We determine Guaranteed Interest Rates at our discretion. Our determination will be influenced by the return we earn on our investments as well as other factors, including regulatory and tax requirements, sales commissions, administrative expenses, general economic trends and competitive factors. Our minimum Guaranteed Interest Rate will always be equal to the greater of the required minimum nonforfeiture rate and 1%. You can find out about our current Guaranteed Interest Rates by calling us at (877) 253-2323.

We may at our discretion periodically offer special interest rates for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you may make Purchase Payments into your Contract, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins on the Issue Date and ends on the Valuation Period before your Annuity Income Date. The Accumulation Phase will end sooner if you surrender your Contract or if you die before the Annuity Income Date.

Issuing Your Contract

We “open” the Contract on the Business Day when we receive your Application in Good Order at our Service Address. We refer to this date as the Open Date. We issue your Contract within two Business Days after we receive your initial Purchase Payment and your Application is in Good Order. We refer to this date as the Issue Date.

If we receive an Application not in Good Order and we do not receive the required information or documentation within five Business Days from our receipt of your initial Purchase Payment, we will either send back your initial Purchase Payment or request your permission to keep the funds until we receive the required information or documentation. Then, when the Application is in Good Order, we will apply your Purchase Payment within two Business Days.

To purchase the Contract, all Owners must be younger than age 81 on the Open Date. The GLWB may be elected only if all Owners and Annuitants are younger than age 81 on the Open Date and older than age 45 on the Issue Date. The HAV Death Benefit and ROP Death Benefit options may be elected only if all Owners and Annuitants are younger than age 71 on the Open Date.

Subsequent Purchase Payments will be credited to your Contract on the Business Day that we receive them in Good Order.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary. The initial Purchase Payment must be at least $10,000 for a Non-Qualified Contract and the maximum annual Individual Retirement Annuity contribution under the Code for a Qualified Contract. The maximum annual Individual Retirement Annuity contribution under the Code for 2020 for traditional IRAs and Roth IRAs cannot be more on a combined basis than $6,000 ($7,000 if you are age 50 or older).

Each additional Purchase Payment must be at least $500. In addition, unless we have given our prior approval, we will not accept a Purchase Payment that would cause the total Purchase Payments to exceed $1.5 million. We will not accept a Purchase Payment after any Owner or Annuitant’s 93rd birthday. We will not accept a Purchase Payment after the third Contract Anniversary if you purchased the GLWB. We reserve the right not to accept any Purchase Payment.

Allocation of Purchase Payments

You may allocate your Purchase Payments among the Subaccounts offered as the Variable Account options and Guarantee Periods currently available and offered as the Fixed Account options. However, any allocation to a Guarantee Period must be at least $500. We reserve the right to change this minimum amount upon written notice to you.

During the Accumulation Phase, you may specify the percentage of each Purchase Payment to be allocated to each Subaccount or Guarantee Period, if available. These percentages are called your allocation instructions. You may change your allocation instructions for future Purchase Payments by sending a notice of the change in Good Order to the Service Address. We will use your new allocation instructions for current and future Purchase Payments until we receive another change notice in Good Order.

Your Contract Value

During the Accumulation Phase, the Contract Value for any Valuation Period is equal to the Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, for that Valuation Period.

Variable Accumulation Value

Variable Accumulation Units

Your Variable Accumulation Value is the combined Contract Value in each Subaccount. We use a unit of measure called a Variable Accumulation Unit in determining that combined value. A Variable Accumulation Unit works much like a mutual fund share. We determine the value in each Subaccount by multiplying the number of your Variable Accumulation Units allocated to that Subaccount by the value of each Variable Accumulation Unit.

Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Subaccount reflects the net investment performance of that Subaccount. We determine that value once on each Business Day at the close of trading, which is generally 4:00 p.m., Eastern Time. (The close of trading is determined by the NYSE.) The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a “Valuation Period.” On days other than Business Days, the value of a Variable Accumulation Unit does not change. The Net Investment Factor represents the net investment performance of a Subaccount at the end of any Valuation Period.

We determine the value of a Variable Accumulation Unit for each Subaccount for a Valuation Period by multiplying the value of a Variable Accumulation Unit for that Subaccount for the preceding Valuation Period by the Net Investment Factor for that Subaccount for such subsequent Valuation Period. The value of a Variable Accumulation Unit for each Subaccount for any Valuation Period is the value determined as of the end of that Valuation Period and may increase, decrease or remain the same from Valuation Period to Valuation Period in accordance with the calculation of the Net Investment Factor described below.

We calculate the Net Investment Factor for any Valuation Period by dividing (a) by (b) and then subtracting (c), where:

(a)	is the net result of:

1.	the net asset value of a Fund share held in the Subaccount at the end of that Valuation Period, plus

2.	the per share amount of any dividend or other distribution made by that Fund on shares held in the Subaccount if the ex-dividend date occurs during the Valuation Period, plus or minus

3.

a per share credit or charge with respect to any taxes paid or reserved for by the Company during the Valuation Period which are determined by the Company to be attributable to the operation of the Subaccount.

(b)	is the net asset value per share of the Fund share at the end of the preceding Valuation Period; and

(c)	is the Asset Charge factor (the mortality and expense risk charge factor) for the Valuation Period.

The Net Investment Factor may be greater than, less than, or equal to one; therefore, the Variable Accumulation Unit value may increase, decrease or remain unchanged.

Crediting Variable Accumulation Units

Any allocations to a Subaccount or Subaccounts (including Purchase Payments and transfers) will result in the purchase of Variable Accumulation Units. The number of Variable Accumulation Units that the Company credits to each Subaccount is determined by dividing the dollar amount allocated to that Subaccount by the Subaccount’s Variable Accumulation Unit value as calculated at the end of the Valuation Period when the allocation is effected.

Canceling Variable Accumulation Units

Any deductions from a Subaccount (including surrenders, partial withdrawals, death benefit payments, transfers, and fee deductions), will result in the cancellation of Variable Accumulation Units with a variable accumulation value equal to the total amount by which the Subaccount is reduced. The number of cancelled units will be determined by dividing the dollar amount deducted from that Subaccount by the Subaccount’s Variable Accumulation Unit value as calculated at the end of the Valuation Period when the deduction is effected.

Fixed Accumulation Value

Your Fixed Accumulation Value is the sum of Purchase Payments and Contract Value allocated to Guarantee Periods and the DCA program, plus interest credited on those amounts, and minus withdrawals, transfers, and any deductions for charges under the Contract taken from your Fixed Accumulation Value.

A Guarantee Period begins on the Business Day that (a) a Purchase Payment is applied to a Guarantee Period under your Contract or (b) we receive your request in Good Order to transfer Contract Value from a Subaccount or another Guarantee Period into a new Guarantee Period. Subsequent Guarantee Periods begin on the first day following the Renewal Date.

Each additional Purchase Payment, transfer or renewal credited to your Fixed Account Value will result in a new Guarantee Period and a new Guarantee Rate with its own Renewal Date. Amounts allocated at different times to Guarantee Periods of the same duration may have different Renewal Dates and different Guarantee Rates. Guarantee Periods may not always be available for allocation. (See “FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS.”)

Crediting Interest

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis. You can find out about our current Guaranteed Interest Rates by calling us at (877) 253-2323.

Guarantee Amounts

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each new allocation to a Guarantee Period must be at least $500 unless it is equal to the entire Guarantee Amount being renewed.

Renewals of Guarantee Periods

At least 30 days prior to the Renewal Date of each Guarantee Period, we will provide you with notice of the upcoming expiration of the Guarantee Period. Unless you instruct us otherwise, a one-year Guarantee Period will commence automatically at the end of the previous Guarantee Period. If a one-year Guarantee Period is not offered by us at that time, the Guarantee Amount will be transferred automatically to a money market Subaccount. To avoid an automatic renewal or transfer on the Renewal Date, the Owner must elect, in writing prior to the Renewal Date, a different Guarantee Period from among those that the Company offers at such time, or provide written instructions to transfer all or a portion of the Guarantee Amount to one or more Subaccounts. (See “Transfers Among the Subaccounts and the Fixed Account.”)

Each new Guarantee Amount must be at least $500 unless it is equal to the entire Guarantee Amount being renewed. Automatic transfers of Guarantee Amounts into a money market Subaccount will not count as a transfer for purposes of the transfer restrictions. (See “Transfers Among the Subaccounts and the Fixed Account.”)

Transfers Among the Subaccounts and the Fixed Account

Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Contract Value to one or more Subaccounts or Guarantee Periods then available, subject to the following restrictions:

•	you may not make more than 12 transfers in any Contract Year;

•	at least 6 days must elapse between transfers to and from the Subaccounts;

•	transfers to or from Subaccounts are subject to terms and conditions that may be imposed by the Funds; and

•	we impose additional restrictions on frequent transfers or excessive trading, which are further described below. (See “Restrictions on Frequent Transfers.”)

These restrictions do not apply to the Dollar-Cost Averaging and Portfolio Rebalancing programs. (See “Automatic Programs”)

We reserve the right to waive these restrictions and exceptions at any time, as discussed under “Restrictions on Frequent Transfers,” or to change them. Any change will be applied uniformly. We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $25 for each transfer. We will notify you of any change in writing prior to its effectiveness. Under current law, there is no tax liability for transfers.

Requests for Transfers

You, your authorized financial professional, or another authorized third party may request transfers in writing at the Service Address, by telephone at (877) 253-2323 or by such other means as we may make available.

If a transfer request as described above is received in Good Order before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the NYSE on days that the NYSE closes before 4:00 p.m., the transfer will be priced that day. Otherwise, your transfer request will be priced on the next Business Day.

The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time and does not require your written election. We have established procedures reasonably designed to confirm that instructions communicated to us are genuine. These procedures may require any person requesting a transfer to provide personal identifying information. We will not be liable for following instructions that we reasonably believe are genuine.

We reserve the right to deny any and all transfer requests and to require that certain transfer requests be submitted in writing. A transfer request may be denied if it is not in Good Order or if it does not comply with the terms of our frequent trading policy or the trading policy of a Fund involved in the transfer. If a transfer request is denied, we will immediately notify you and your authorized financial professional.

We also reserve the right to suspend, modify, restrict, or terminate the telephone transfer privilege at any time. Your ability (or the ability of your authorized financial professional or another authorized third party) to request transfers by telephone may also be limited due to circumstances beyond our control, such as during system outages or periods of high volume.

No more than one transfer request may be made on the same Business Day regardless of whether the request is made by you, your authorized financial professional, or another authorized third party, and regardless of whether the request is submitted in writing or by telephone. The Company has established reasonable procedures for handling multiple transfer requests received on the same Business Day, including processing the first transfer request received in Good Order on a Business Day (unless otherwise cancelled in accordance with the cancellation procedures described in the next paragraph).

You, your authorized financial professional, or another authorized third party may cancel a transfer request by contacting us by telephone at (877) 253-2323 before the end of the Business Day during which the transfer request was submitted.

Under certain circumstances, we may defer transfers. (See “Deferral of Payments and Transfers.”)

If you elect any of the GLWB, the HAV Death Benefit and the ROP Death Benefit riders, transfers of your Contract Value among the Designated Investment Options may result in the minimum and maximum aggregate percentages in your Contract Value not being in compliance with the Min-Max Percentages. The GLWB, the HAV Death Benefit and the ROP Death Benefit riders will terminate automatically if you do not comply with these requirements. (See “DESIGNATED INVESTMENT OPTIONS.”)

Restrictions on Frequent Transfers

Delaware Life’s Restrictions

Frequent transfers of Contract Value among the Subaccounts can adversely affect the performance of the Funds underlying the Subaccounts because of the costs associated with unusual and/or large movements of cash in and out of Funds in shorter than anticipated periods of time. Frequent transfers or excessive trading can harm you and other Contract owners with allocations to the Funds underlying a Subaccount in various ways, including increasing Fund expenses. The increased Fund costs include excessive Fund transaction fees and disruption of the management of the Fund. Frequent transfers will diminish a Fund’s return and directly decrease the Subaccount’s performance. If large amounts of money are suddenly transferred into or out of a Fund, the Fund’s investment manager may be unable to effectively invest in accordance with the Fund’s investment objectives and policies. We will monitor and may modify and/or restrict your right and any authorized third party’s right to transfer among the Subaccounts if we determine, in our sole discretion, that the use of transfers among the Subaccounts may potentially harm the rights or interests of other Owners.

Delaware Life, as depositor of the Contracts, has policies and procedures designed to detect and deter frequent transfers by limiting the number and frequency of transfers of Contract Value. Currently, you may make only up to twelve (12) transfers per Contract Year and six (6) days must elapse between each transfer. We also may impose a fee of $25 per transfer. We may waive any of these restrictions at our discretion, subject to such terms and conditions as the Funds may impose. We reserve the right to impose additional administrative restrictions on third parties that engage in transfers of Contract Value on behalf of multiple Owners at one time.

We may also take the following actions (but not are obligated to) against you and any authorized third parties acting on your behalf or on behalf of multiple Owners to restrict transfers, if we determine, in our sole discretion, that you and such parties may be engaging in frequent transfers of Contract Value among the Subaccounts:

•	Limit the dollar amount and frequency of transfers;

•	Restrict the method of transfers (e.g., require that transfer requests be in writing sent to our Service Address via first class mail);

•	Terminate or suspend the ability to transfer among Subaccounts by telephone or other means that would otherwise be permissible;

•	Reject the transfer or exchange instructions of individual Owners who have executed pre-authorized transfer forms which are submitted by third parties on behalf of more than one Owner; and

•	Impose other limitations or restrictions.

Transfer limitations and other restrictions are subject to our ability to monitor transfer activity. Our ability to monitor transfer activity may be limited by operational and technological systems, as well as our ability to predict and monitor the variety of strategies that might be employed by Owners and their authorized third parties to avoid detection. There is no assurance that we will be able to monitor and stop frequent transfers of Contract Value among the Subaccounts. A failure to detect and curtail frequent transfers may result in lower performance of the Funds underlying the Subaccounts that you selected.

The Funds’ Restrictions

The Funds themselves have policies and procedures to deter frequent trading (“Fund’s Trading Policies”). We have entered into information sharing agreements with the Funds, as required by Rule 22c-2 under the 1940 Act. We are legally obligated to provide information about an Owner’s allocations into and out of a Fund underlying a Subaccount at the Fund’s request. If a Fund identifies an Owner or any authorized third party as having violated the Fund’s Trading Policies, the Fund may direct us to impose a transfer fee, or restrict or prohibit any further allocations into or out of the Fund by or on behalf of the Owner. Such a restriction may remain in place indefinitely. The Owner or authorized third party may be part of a group of other variable annuity and variable life insurance owners and shareholders that the Fund has restricted. We may not have the operational capacity to apply a Fund’s Trading Policies. If we do not have such capacity, it may result in lower performance of the Funds underlying the Subaccounts that you selected.

The Funds are available to retirement plans and other insurance companies for their variable annuity and variable life insurance contracts. These retirement plans, and insurance companies may have different procedures to monitor and deter frequent and large-scale trading or may not have any restrictions against frequent and large-scale trading. You may be harmed by frequent transfer activity related to other insurance company and retirement plan investments in the Funds.

Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates

In certain situations, we may reduce or waive the Withdrawal Charge or the Annual Contract Fee, credit additional amounts, grant special Guaranteed Interest Rates, or offer other options or benefits. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Owner, certain sales of larger-sized Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, financial professionals and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions and their immediate families.

Automatic Programs

You may participate in any of the following optional programs free of charge. Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 transfers per year (See “Transfers Among the Subaccounts and the Fixed Account.”)

You, your authorized financial professional, or another authorized third party may elect and terminate your participation in any of these programs at any time by written notice to us at our Service Address or by other means approved by us.

Dollar-Cost Averaging (“DCA”) Program

You may elect to participate in the DCA program, at no extra charge, by allocating a Purchase Payment to the Fixed Account prior to your Annuity Income Date under the 6 and 12-month DCA program. The DCA program automatically transfers a fractional amount of your Purchase Payment, plus accrued interest, from the Fixed Account to your selected Subaccounts each month. The first transfer under the DCA program will occur on the day we receive your Purchase Payment. The program continues until your Contract Value allocated to the program is depleted or you elect to stop the program.

Amounts held in the Fixed Account under the DCA program will earn interest at a rate declared by the Company. If you elect to participate in the DCA program, then all future Purchase Payments will be allocated to the DCA program, unless you specify otherwise.

Any allocation of a new Purchase Payment to the program will be treated as commencing a new DCA program and will be subject to the $500 minimum.

The main objective of the DCA program is to minimize the impact of short-term market fluctuations affecting the value of the Funds. In general, since you transfer the same dollar amount to the Subaccounts at set intervals, the DCA program allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. It is important to understand that the DCA program does not ensure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods under the DCA program.

Systematic Withdrawal Program

You may select our Systematic Withdrawal program at any time prior to your Annuity Income Date. Under the Systematic Withdrawal program, you may determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Accumulation Value and/or Variable Accumulation Value. We reserve the right to select the day of the month that the withdrawals occur. Withdrawals may have adverse federal income tax consequences including a 10% penalty tax. (See “TAX PROVISIONS.”) You should carefully consider these tax consequences before requesting any withdrawal.

You should consult a qualified tax professional before choosing this optional program. We reserve the right to limit the election of this program to Contracts with a minimum Contract Value of $10,000.

Withdrawals under the Systematic Withdrawal program may significantly reduce the death benefit amount and decrease values under the GLWB by an amount that may be greater than the amount withdrawn and may cause your Contract and the GLWB, HAV Death Benefit and the ROP Death Benefit riders to terminate without value.

If you elect the GLWB, the Systematic Withdrawal program is not available after the Income Start Date. After the Income Start Date, your AWA payments may only be withdrawn under the AWA automatic withdrawal program. Under the AWA automatic withdrawal program, you will receive your AWA payments monthly. We may make other periodic payment schedules available at our discretion.

Portfolio Rebalancing Program

You may select our Portfolio Rebalancing program at any time prior to your Annuity Income Date. Under this program, we transfer funds once each Contract Quarter among all Subaccounts to maintain the percentage allocation you have selected among these Subaccounts. If you elect any of the GLWB, the HAV Death Benefit and the ROP Death Benefit riders, then, once each Contract Quarter, we will automatically transfer your Contract Value among the Designated Investment Options you have selected to maintain the percentage allocations you have chosen. (See “DESIGNATED INVESTMENT OPTIONS.”) No transfers to or from any Guarantee Period are permitted while the Portfolio Rebalancing program is in effect.

WITHDRAWALS, SURRENDERS, AND WITHDRAWAL CHARGES

Cash Withdrawals

Requesting a Withdrawal

At any time during the Accumulation Phase, you may withdraw in cash all or any portion of your Contract Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Service Address. Your request must specify whether you want a full surrender or a partial withdrawal.

All withdrawals may be subject to a Withdrawal Charge. (See “Withdrawal Charge.”) Upon request, we will notify you of the amount we would pay in the event of a full surrender or partial withdrawal. Withdrawals also may have adverse state and federal income tax consequences, including a 10% penalty tax. (See “TAX PROVISIONS.”) You should consult a qualified tax professional and carefully consider these tax consequences before requesting a cash withdrawal.

Full Surrenders

If you withdraw the entire Contract Value, your request will result in a full surrender of the Contract. In that event, we calculate the amount we will pay you as follows:

•

first, we determine your Contract Value as the sum of any Fixed Accumulation Value and any Variable Accumulation Value based on the price next determined for each Subaccount at the end of the Valuation Period during which we receive your withdrawal request;

•	we then deduct the proportionate amount of the Annual Contract Fee, if applicable;

•	we then calculate and deduct the proportionate amount of the quarterly fee for any optional living benefit and any optional death benefit, if applicable;

•	we then calculate and deduct any applicable Withdrawal Charge.

In addition, any applicable taxes will be deducted from the amount you receive. A full withdrawal results in the surrender of your Contract, cancellation of all rights and privileges under your Contract, and the termination of any elected GMWB, HAV Death Benefit and ROP Death Benefit rider.

Partial Withdrawals

When you withdraw less than the entire Contract Value, you request a partial withdrawal. In that event, you can ask to have any applicable charges deducted either from:

•	the amount of your partial withdrawal request (thereby reducing the amount you are to receive); or

•	your Contract Value (thereby reducing your Contract Value by the amount of your partial withdrawal request plus any applicable Withdrawal Charge).

If you make no specification, we will process your withdrawal request using the first option above. Please note: Under either option, any applicable taxes will be deducted from the amount you receive.

Unless you have elected an optional living benefit or death benefit, you may specify the amount you want withdrawn from each Subaccount and/or Guarantee Amount to which your Contract is allocated. If you do not so specify, we will deduct the total amount you request pro-rata, from each Subaccount, Guarantee Amount and Fixed Accumulation Value in the DCA program, if any, at the end of the Valuation Period during which we receive your request. If you have elected an optional living benefit or death benefit, we will deduct the total amount you request pro-rata, from each of the Designated Investments Options and Fixed Accumulation Value in the DCA program, if any, at the end of the Valuation Period during which we receive your request.

Withdrawals may significantly reduce any optional living benefit and optional death benefit values. In calculating the amount payable under the optional living benefit or death benefit, the benefit may be reduced by an amount that is greater than the amount by which your Contract Value is reduced by the withdrawal, depending on the circumstances. Accordingly, you should refer to the more detailed descriptions of the optional living benefit and death benefits that appear elsewhere in this Prospectus for information about the effects that withdrawals will have on those benefits.

If you request a partial withdrawal that would result in your Contract Value being reduced to an amount less than the $2,000 minimum Contract Value, we reserve the right to treat it as a request for a full surrender of your Contract.

Time of Payment

Full surrenders and partial withdrawals will be paid within seven days after we receive your request in Good Order, except in cases where we are permitted, and choose, to defer payment under the 1940 Act and applicable state insurance law. (See “Deferral of Payments and Transfers.”)

Withdrawal Charge

We do not deduct any charge from your Purchase Payments when they are made. However, we may impose a Withdrawal Charge (also known as a “contingent deferred sales charge”) on certain amounts you withdraw. We impose this charge primarily to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

The Company imposes no Withdrawal Charge on the Contract Value applied to a Fixed Annuity Payment Option.

Free Withdrawal Amount

In each Contract Year you may withdraw a portion of your Contract Value before incurring the Withdrawal Charge as described below:

The Free Withdrawal Amount is the greater of:

a)	10% of the Contract Value (computed as of the last Contract Anniversary prior to withdrawal), in any Contract Year after the first Contract Anniversary, or

b)

The RMD Amount, if any, for the current calendar year, as calculated by us under the Code and regulations. Your Contract may be subject to an RMD Amount if it was issued in connection with certain Individual Retirement Contracts or Annuities (“IRAs”), or other tax qualified plans. Only one tax year’s RMD Amount can be taken without the application of a Withdrawal Charge during any Contract Year.

The Free Withdrawal Amount will be reduced by any prior withdrawals taken during the same Contract Year.

If your Contract is a Non-Qualified Contract or a Qualified Contract from which no RMD Amount is currently due, there is no Free Withdrawal Amount in the first Contract Year.

The Free Withdrawal Amount will be reduced by any prior withdrawals taken during the same Contract Year. Any portion of the Free Withdrawal Amount that is not used during a Contract Year will not be available for use in future Contract Years.

Although there is no Withdrawal Charge for a withdrawal of the Free Withdrawal Amount, it could be subject to adverse state and federal tax consequences. You should consult a qualified tax professional for more information.

You may withdraw the greater of the Free Withdrawal Amount or the AWA, without a Withdrawal Charge, after the Income Start Date under the GLWB.

For an example of how we calculate the Free Withdrawal Amount see “APPENDIX C - EXAMPLES OF CALCULATION OF FREE WITHDRAWAL AMOUNT.”

Order of Withdrawals

Each time you make a withdrawal, we consider the Free Withdrawal Amount to be withdrawn first. If the amount you withdraw is more than your Free Withdrawal Amount, then that excess may be subject to a Withdrawal Charge. We will withdraw the excess, in order, first from your earliest remaining Purchase Payment no longer subject to a Withdrawal Charge and then from your earliest remaining Purchase Payment subject to a Withdrawal Charge. Each time you make a withdrawal, we will follow this procedure until all of your Purchase Payments have been withdrawn. Once all Purchase Payments are withdrawn, any additional amount withdrawn is not subject to a Withdrawal Charge.

Calculation of Withdrawal Charge

We calculate the amount of the Withdrawal Charge by multiplying the amount of each Purchase Payment withdrawn by its applicable Withdrawal Charge percentage. The percentage varies according to the number of years the Purchase Payment has been held in your Contract. Each Purchase Payment has its own 7-year period and for each completed year after the Purchase Payment, the Withdrawal Charge declines as shown below. If a Purchase Payment is withdrawn within one year of when it was made, it will have an 8% Withdrawal Charge. After one year, a 7% Withdrawal Charge would apply to that Purchase Payment. If the Contract Value is less than the total Purchase Payments, the Withdrawal Charge only applies to the Contract Value.

Number of Completed Years Since the Purchase Payment Has Been In Your Contract	Withdrawal Charge
0	8%
1	7%
2	6%
3	6%
4	5%
5	4%
6	3%
7 or more	0%

You may want to consider deferring a withdrawal because the Withdrawal Charge declines the longer the Purchase Payment is held in your Contract.

For additional examples of how we calculate Withdrawal Charge, see “APPENDIX B - EXAMPLES OF WITHDRAWALS, SURRENDERS AND WITHDRAWAL CHARGES.”

Withdrawals not Subject to Withdrawal Charge

Nursing Home Withdrawal Charge Waiver (“NHW”)

You may be eligible for a waiver of the Withdrawal Charge for partial withdrawals or a full surrender on or after the first Contract Anniversary under the following circumstances:

•

You (or the Annuitant if the Owner is a Non-Natural person) are confined to an Eligible Nursing Home. An “Eligible Nursing Home” is a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available daily and daily medical records are kept for each patient;

•	The confinement is for a period of 90 continuous days, or any shorter period required by the state in which your Contract is issued, beginning on or after the Issue Date; and

•	The NHW is approved by the state in which your Contract is issued. (See “APPENDIX A - STATE LAW VARIATIONS.”)

At the time of the withdrawal or surrender request, proof (1) that the facility is an Eligible Nursing Home and (2) of the duration of the Owner’s confinement must be received by the Company on our form(s). We will provide you with a written claim form within 10 Business Days after we receive a request for a partial withdrawal or full surrender. If we do not provide a claim form within 10 Business Days, you will be deemed to have complied with the claim requirements if we receive written proof covering the occurrence, the character and the extent of the confinement for which the claim is made.

If we find proof of confinement in an Eligible Nursing Home to be insufficient, we will notify you of the denial and provide you with the opportunity to accept or reject the withdrawal or surrender proceeds, subject to all applicable Withdrawal Charge.

There is no charge for this benefit. We will terminate this benefit upon receipt of your request to terminate it or upon termination of the Contract.

Termination of the NHW will not affect the previous waiver of any Withdrawal Charge.

Terminal Illness Withdrawal Charge Waiver (“TIW”)

You may be eligible for a waiver of the Withdrawal Charge for partial withdrawals or a full surrender on or after the first Contract Anniversary under the following circumstances:

•	You (or the Annuitant if the Owner is a Non-Natural person) develop a Terminal Illness;

•	We must receive the request for waiver on our form(s);

•

We must receive proof of such Terminal Illness which shall include, but not be limited to, certification by a Licensed Physician who: (i) has examined you and is qualified to provide such certification, and (ii) is neither an Owner, an Annuitant nor a Family Member of an Owner or an Annuitant.

Terminal Illness, Family Member, and Licensed Physician are defined as follows:

Terminal Illness: any medical condition which a Licensed Physician certifies has reduced your expected life span to one year or less.

Family Member: your spouse or domestic partner, your spouse’s or domestic partner’s parents, your sons and daughters and their spouses or domestic partners, your parents and their spouses or domestic partners, your brothers and sisters and their spouses or domestic partners, your grandparents and grandchildren and their spouses or domestic partners, and any individual related to you by blood or affinity whose close association with you is the equivalent of a family relationship.

Licensed Physician: a person authorized or licensed to practice medicine in a state.

We will provide you with a written claim form within 10 Business Days after we receive a request for a partial withdrawal or full surrender. If we do not provide a claim form within 10 Business Days, you will be deemed to have complied with the claim requirements if we receive written proof covering the occurrence, the character and the extent of the Terminal Illness for which the claim is made.

We reserve the right to require a second opinion and to have you examined by a Licensed Physician of our choosing and at our expense. In the event the second opinion conflicts with the first, the second opinion controls. For state variations related to this process, see “APPENDIX A - STATE LAW VARIATIONS.”

If the Company finds proof of your Terminal Illness to be insufficient, we will notify you of the denial and provide you with the opportunity to accept or reject the withdrawal or surrender proceeds, subject to the applicable Withdrawal Charge.

There is no charge for this benefit. We will terminate this benefit upon receipt of your request to terminate it or upon termination of the Contract.

Termination of the TIW will not affect the previous waiver of any Withdrawal Charge.

Any withdrawals under the NHW and the TIW will reduce the remaining Free Withdrawal Amount, if any, the remaining AWA, if any, the remaining Contract Value, the Withdrawal Benefit Base, if any, and the death benefit.

Other Withdrawals

We do not impose Withdrawal Charge:

•	on the AWA under the GLWB;

•	when you annuitize your Contract;

•	on amounts we pay as a death benefit;

•	on amounts you transfer among the Subaccounts, between the Subaccounts and the Fixed Account, or within the Fixed Account; or

•	on any amounts transferred as part of a DCA or Portfolio Rebalancing program. (See “Automatic Programs.”)

CONTRACT CHARGES

Annual Contract Fee

During the Accumulation Phase of your Contract, we will deduct an Annual Contract Fee of $30 from your Contract Value to help cover the administrative expenses we incur related to the issuance and maintenance of Contracts. We deduct the Annual Contract Fee on each Contract Anniversary. We deduct the Annual Contract Fee pro-rata from each Subaccount and each Guarantee Amount, based on the allocation of your Contract Value on the date we deduct the Contract Fee.

If you surrender your Contract on a date other than a Contract Anniversary, we will deduct a proportionate amount of the Annual Contract Fee to reflect the time elapsed between the last Contract Anniversary and the date of the surrender.

We will not deduct the Annual Contract Fee if your Contract Value is $100,000 or more on your Contract Anniversary or on the date you surrender your Contract.

We do not deduct the Annual Contract Fee on or after the Annuity Income Date.

Asset Charge

During the Accumulation Phase, we assess an Asset Charge of 1.20% to compensate us for the mortality, administrative, distribution and other expenses we incur related to the issuance, maintenance and provision of the benefits under the Contract. The Asset Charge is designed to also compensate us for the risk that our mortality and other expense costs may exceed the Asset Charge itself. No Asset Charge is deducted during the Income Phase.

If the amount of the Asset Charge is insufficient to cover our costs resulting from these expense risks, we will bear the loss. If, as we expect, the amount of the charge is more than sufficient to cover such costs, we will make a profit on the Asset Charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contract. In setting the rate of the Asset Charge, we not only consider our expense risks, but also our objective to earn a profit from the Contracts, after all of the costs, expenses, and benefits we expect to pay in connection with the Contracts.

The mortality risk we assume is that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk from our contractual obligations to make annuity payments to each Annuitant determined in accordance with the annuity tables and other contractual provisions that cannot be changed. The administrative expense risk we assume is the risk that our actual expenses in administering the Variable Account and Contracts will be greater than anticipated and not covered by the Annual Contract Fee. Administrative expenses include issuing, servicing and administering the Contracts, regulatory compliance, and reporting functions, among others. The distribution expense risk we assume is the risk that our actual expenses in distributing the Contracts and the Variable Account will be greater than anticipated and not covered by the Withdrawal Charge. Distribution expenses include the marketing and sale of the Contracts. The expense risk we assume is that our cost of providing the GLWB, the HAV Death Benefit and the ROP Death Benefit according to the terms of the Contract will exceed the amount of the optional living benefit and death benefit charges we deduct for those benefits under the Contract.

Charges for the Optional Living Benefit

If you elect the GLWB, we will deduct a charge from your Contract Value on the last Valuation Period of each Contract Quarter while the GLWB is in effect. The maximum amount of the charge is 0.4875% of the Withdrawal Benefit Base at the end of each Contract Quarter (1.95% annually).

If the GLWB terminates on any day except the last day of the Contract Quarter, we will deduct a proportionate amount of the fee to reflect the time elapsed between the first day of the current Contract Quarter and the day the benefit terminates.

For more information about this charge, please see “The GLWB Fee.”

Charges for the Optional Death Benefits

If you elect an optional death benefit, a quarterly fee will be deducted from the Contract Value as follows:

• HAV Death Benefit:	0.10% (0.40% annually) of the HAV Value.

• ROP Death Benefit:	0.05% (0.20% annually) of the ROP Value.

If the optional death benefit terminates on any day except the last day of the Contract Quarter, we will deduct a proportionate amount of the fee from the Contract Value to reflect the time elapsed between the first day of the current Contract Quarter and the day the optional death benefit terminates.

For more information about the calculation of these charges, please see “HAV Death Benefit” and “ROP Death Benefit.”

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make, or the Contract Value applied to the fixed Annuity Payment Option. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Charges

There are fees and expenses deducted from each Fund. These fees and expenses are described in the Fund prospectuses and related Statements of Additional Information. The MFS US Government Money Market Fund has the discretion to impose a liquidity fee on redemptions from the Fund and to implement a redemption gate that would temporarily suspend redemptions from the Fund. We will implement, administer and charge you for any such fee and restriction imposed by the Fund.

DESIGNATED INVESTMENT OPTIONS

If you elect any of the GLWB, the HAV Death Benefit and the ROP Death Benefit riders, your Purchase Payments and Contract Value must be allocated only to Designated Investment Options in compliance with the minimum and maximum aggregate allocation percentage requirements. The GLWB, the HAV Death Benefit and the ROP Death Benefit riders will terminate automatically if you do not comply with this requirement.

Currently, there are four categories of Designated Investment Options. The amount you may invest in each category is determined by a percentage range that we provide for each category. The sum of the percentages you invest in the categories altogether must total 100%. The current Designated Investment Options available in each category and the Min-Max Percentages for each category are shown below.

Categories	Minimum/Maximum Aggregate Allocation Percentages	Designated Investment Options
Category I	minimum 20% maximum 100%

American Funds Insurance Series®, Asset Allocation Fund

BlackRock Global Allocation V.I. Fund

First Trust/Dow Jones Dividend & Income Allocation Portfolio

Invesco V.I. Core Plus Bond Fund

JPMorgan Insurance Trust Income Builder Portfolio

Lord Abbett Series Fund, Bond Debenture Portfolio

MFS® Conservative Allocation Portfolio

MFS® U.S. Government Money Market Portfolio

MFS® Total Return Bond Series

PIMCO Total Return Portfolio

PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

Putnam VT Income Fund

Legg Mason Partners Variable Income Trust, Western Asset Core Plus VIT Portfolio

Category II	minimum 0% maximum 80%

AB Balanced Wealth Strategy Portfolio

AB Large Cap Growth Portfolio

American Funds Insurance Series®, Global Balanced Fund

American Funds Insurance Series®, Global Growth Fund

American Funds Insurance Series®, Growth Fund

American Funds Insurance Series®, Growth-Income Fund

Columbia Variable Portfolio - Asset Allocation Fund

Columbia Variable Portfolio - Select Large Cap Value Fund

Goldman Sachs V.S. Equity Insights Fund

Invesco V.I. Equity and Income Fund

Lazard Retirement Global Dynamic Multi-Asset Portfolio

MFS® Core Equity Portfolio

MFS® Global Growth Portfolio

MFS® Growth Allocation Portfolio

MFS® Moderate Allocation Portfolio

MFS® Total Return Series

MFS® Value Series

Morgan Stanley Variable Insurance Fund, Inc., Global Strategist Portfolio

Putnam VT Equity Income Fund

Putnam VT George Putnam Balanced Fund

Putnam VT Global Asset Allocation Fund

Putnam VT Research Fund

Categories	Minimum/Maximum Aggregate Allocation Percentages	Designated Investment Options
Category III	minimum 0% maximum 25%

AB Small/Mid Cap Value Portfolio

American Funds Insurance Series®, International Fund

American Funds Insurance Series®, New World Fund®

Legg Mason Partners Variable Equity Trust, ClearBridge Variable Mid Cap Portfolio

MFS® Blended Research® Small Cap Equity Portfolio

MFS® Mid Cap Growth Series

MFS® New Discovery Series

MFS® New Discovery Value Portfolio

Morgan Stanley Variable Insurance Fund, Inc., Global Franchise Portfolio

Morgan Stanley Variable Insurance Fund, Inc., Growth Portfolio

Category IV	minimum 0% maximum 10%

MFS® Technology Portfolio

MFS® Global Real Estate Portfolio

Morgan Stanley Variable Insurance Fund, Inc., Global Infrastructure Portfolio

PIMCO CommodityRealReturn® Strategy Portfolio

Putnam VT Global Health Care Fund

You may transfer funds within the categories as long as your allocations remain within the percentage ranges we have established and may change from time to time, and you adhere to the transfer provisions of your Contract. (See “Transfers Among the Subaccounts and the Fixed Account” and “Restrictions on Frequent Transfers.”)

Withdrawals will be taken pro-rata from each of your selected Designated Investment Options. Any additional Purchase Payments will be allocated proportionally to your current Designated Investment Options based on your current allocation instructions. At any time, you can change your allocation by providing new allocation instructions. Your new instructions will change your existing allocations accordingly. Once each Contract Quarter, we will automatically rebalance your Contract Value among the Designated Investment Options you have selected to maintain the percentage allocations you have chosen.

We may add or remove a Designated Investment Option in our sole discretion, including in the event of a fund reorganization, fund substitution, a fund liquidation or merger or to help maintain our ability to provide the guarantees under the optional living benefit and optional death benefit riders. If a Designated Investment Option is closed to new Purchase Payments, but existing Contract Value is not required to be moved from the closed Designated Investment Option, portfolio rebalancing will continue. To make an additional Purchase Payment or a transfer thereafter, you must change your allocation instructions to exclude the closed Designated Investment Option. Your entire Contract Value will then be reallocated according to your new allocation instructions.

If a Designated Investment Option is closed to new Purchase Payments and the Contract Value allocated to the closed Designated Investment Option must move to a new Designated Investment Option, we will provide you with reasonable notice (generally 30 calendar days) prior to the effective date of such change to allow you to reallocate your Contract Value to maintain your optional benefits. If you do not timely reallocate your Contract Value, your rider will terminate.

We also limit the number and type of available Designated Investment Options and impose minimum and maximum allocation requirements for each Designated Investment Option category in our sole discretion to reduce our risk exposure in providing the guarantees associated with the GLWB, the HAV Death Benefit and ROP Death Benefit riders. These limits may reduce the return on your investment. The Designated Investment Option requirements may reduce the likelihood that the Contract Value will be reduced to zero as a result of investment performance and that we will have to make payments under the AWA settlement option.

The Company reserves the right, upon written notice to you, to (1) change the available Designated Investment Options, (2) change the percentages that may be allocated to the Designated Investment Options, (3) change the investment category classification of any Designated Investment Option, and (4) determine the appropriate investment category classification for any new Designated Investment Option. Any time there is a change in the Designated Investment Options, the Contract Value will remain in the previously available Designated Investment Options. However, if you subsequently submit a transfer request or Purchase Payment, the entire Contract Value must be reallocated only among the Designated Investment Options then available in compliance with minimum and maximum percentages then specified, in order to keep the optional benefit in force. Any transfer or allocation of Purchase Payments other than among Designated Investment Options in compliance with the permissible percentage allocations will result in termination of the GLWB, the HAV Death Benefit and the ROP Death Benefit.

OPTIONAL LIVING BENEFIT: THE GLWB

The GLWB allows you to withdraw a guaranteed amount of money each year, referred to as your Annual Withdrawal Amount or AWA, beginning on your Income Start Date. After the Income Start Date, the AWA payments continue until the death of any Owner if single-life coverage is elected except under spousal continuation, or until the death of both the Owner and the Owner’s spouse if joint-life coverage is elected. (See “Spousal Considerations - GLWB.”) Your right to take withdrawals under the GLWB continues regardless of the investment performance of the Designated Investment Options, provided that you comply with certain requirements. After your Income Start Date, the amount you can withdraw in any one Contract Year can range from 3.05% to 6.65% of your Withdrawal Benefit Base, depending on whether single- life or joint-life coverage was elected and, on your age, or the younger spouse’s age in case of joint-life coverage on the Income Start Date.

The GLWB may not be appropriate for all investors. Before purchasing the GLWB, you should carefully consider the following:

The GLWB may be appropriate for you if you are an investor who:

•	wants an opportunity for annual income to increase as you grow older.

•	wants a guaranteed stream of income for life without annuitizing, beginning on or after your Income Start Date.

•	wants the option of spousal joint-life coverage.

•	can defer withdrawals during your early Contract Years to increase your benefit in later years.

The GLWB may be inappropriate for you if you are an investor who:

•	anticipates the need for Excess Withdrawals or Early Withdrawals.

•	wants to allocate to the Fixed Account or Subaccounts other than Designated Investment Options.

The GLWB is inappropriate if you are an investor who:

•	wants to make additional Purchase Payments after the third Contract Year.

You may elect the GLWB, provided that:

•	all Owners and Annuitants are younger than age 81 on the Issue Date (in the case of a non-natural Owner, all Annuitants are younger than age 81 on the Issue Date); and

•	you limit the allocation of your Purchase Payments and Contract Value to the Designated Investment Options that we make available with the GLWB.

If you elect the GLWB, you may make Purchase Payments only during your first three Contract Years. After the third Contract Anniversary, any Purchase Payments you submit will be deemed “not in Good Order” and returned to you.

To participate in the GLWB, all of your Contract Value must be invested in one or more of the Designated Investment Options at all times during the term of the GLWB. (The “term” of the GLWB is for life, unless your Withdrawal Benefit Base is reduced to zero or the GLWB is terminated or cancelled as described under “Termination of the GLWB,” “Withdrawals under the GLWB,” and “Annuitization Under the GLWB.”) The only Subaccounts that currently qualify as Designated Investment Options are listed in the section entitled “DESIGNATED INVESTMENT OPTIONS.”

Under the GLWB, you have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “GLWB Covered Person and Joint GLWB Covered Person.”

You may combine the GLWB with either the HAV or ROP Death Benefit. You may not elect the GLWB with an inherited Non-Qualified Contract or beneficiary IRA Contract.

On the Annuity Income Date, the GLWB, the HAV Death Benefit, and the ROP Death Benefit riders, if elected, automatically terminate.

If you or your spouse (if joint-coverage) has not begun to take AWA payments, the GLWB rider will automatically terminate on the Annuity Income Date, subject to the following terms : (1) if your Contract Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Withdrawal Benefit Base is greater than zero on the Annuity Income Date, you will receive your full AWA until you die under the AWA Settlement Option; or (2) if your Contract Value and Withdrawal Benefit Base is greater than zero on the Annuity Income Date, you may elect to receive any Annuity Payment Option, which will not be less than the AWA.

Determining Your Withdrawal Benefit Base

On the Issue Date, we set your Withdrawal Benefit Base equal to your initial Purchase Payment. Thereafter, your Withdrawal Benefit Base is:

•	increased by any additional Purchase Payments you make during the first three Contract Years;

•	increased by any Step-Ups or Bonus Amounts as described under “How the GLWB Works;”

•	decreased proportionally by any Early Withdrawals you take as described under “Withdrawals under the GLWB;” and

•	decreased proportionally by any Excess Withdrawals you take as described under “Withdrawals under the GLWB.”

Determining Your AWA

Your AWA is equal to your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Your AWA is first determined on your Income Start Date and then on each subsequent Contract Anniversary prior to the Annuity Income Date. The Lifetime Withdrawal Percentage is based on the age of the youngest GLWB Covered Person on the Income Start Date and on the date of any subsequent Step-Up, as shown in the table below.

Age on Your Income Start Date and any Subsequent Step-Up date*	Lifetime Withdrawal Percentage Single-Life Coverage	Lifetime Withdrawal Percentage Joint-Life Coverage
<55	0.00%	0.00%
55-59	3.65%	3.05%
60-64	4.15%	3.55%
65-74 75-79 80-84 85 +	5.30% 5.65% 6.15% 6.65%	4.70% 5.05% 5.55% 6.05%

*	If you elect joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage.”

The Lifetime Withdrawal Percentages will not vary from the Lifetime Withdrawal Percentages disclosed in the Prospectus, or as disclosed in any Rate Sheet Supplement. Your Lifetime Withdrawal Percentage will only increase if your age at the time of the Step-Up coincides with a higher percentage as shown in the table above. (See “Step-Up Feature.”)

An increase in the Lifetime Withdrawal Percentage due to Step-Up may increase your AWA.

Your AWA equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. If your Withdrawal Benefit Base changes after your AWA is determined, your AWA will also change. The new AWA will be effective on the next Contract Anniversary and, at that time, will reflect any increases caused by any Purchase Payments or Step-Up during the prior Contract Year and any decreases caused by an Excess Withdrawal (described below) that were taken during the prior Contract Year. The new AWA will be in effect for all subsequent Contract Years, unless and until there is a further change in your Withdrawal Benefit Base.

Your AWA payments must be withdrawn under the AWA automatic withdrawal program. Under the AWA automatic withdrawal program, you will receive your AWA payments monthly. We reserve the right to select the day of the month that the AWA payments occur. We may make other periodic payment schedules available at our discretion.

How the GLWB Works

Beginning on your Income Start Date, you can take withdrawals each Contract Year totaling up to the amount of your AWA, subject to the terms and conditions discussed below. Even if your Contract Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), if your Withdrawal Benefit Base is greater than zero, you can withdraw your AWA every year until you die. AWAs will decrease your Contract Value and death benefits under the Contract. Early Withdrawals and Excess Withdrawals may significantly decrease, and even terminate, your benefits under the GLWB, including reducing your Contract Value to zero and thereby terminating your Contract without value and the GLWB. (See “Withdrawals Under the GLWB.”)

If you defer taking withdrawals during your early Contract Years, you may potentially take larger withdrawals in later Contract Years. Your AWA is not cumulative: any unused portion of your AWA in any Contract Year expires and cannot be applied to a future Contract Year.

Lifetime payments by us will be made when your Contract Value is depleted. If you take Early Withdrawals or Excess Withdrawals and/or do not satisfy other conditions of the GLWB, the guaranteed benefits of the GLWB will be reduced or eliminated.

Note also that allocating to the Fixed Account or to any Subaccount that is not a Designated Investment Option, will cancel the GLWB. (See “Termination of the GLWB.”)

Step-Up Feature and Bonus Feature

The GLWB provides a Step-Up Feature and a Bonus Feature that may increase the Withdrawal Benefit Base. We will determine eligibility for an increase to the Withdrawal Benefit Base under each of these two features on each Contract Anniversary prior to the Income Start Date. We will calculate two potential increases to the Withdrawal Benefit Base, one under the Step-Up Feature and the other under the Bonus Feature, and then increase the Withdrawal Benefit Base by the higher of the two. The new Withdrawal Benefit Base will be the greater of: a) the highest adjusted quarterly Contract Value (the “HQ Contract Value”) as calculated under the Step-Up Feature; or b) the current Withdrawal Benefit Base plus any Bonus Amount available under the Bonus Feature. Note that the HQ Contract Value is determined at the end of each Contract Quarter, not each calendar quarter.

On the Income Start Date, we will calculate two potential increases to the Withdrawal Benefit Base, one under the Step-Up Feature and the other under the Bonus Feature, and then increase the Withdrawal Benefit Base by the higher of the two. The new Withdrawal Benefit Base will be the greater of: a) the Contract Value; or b) the current Withdrawal Benefit Base increased proportionally by any applicable Bonus Amount to reflect the number of days elapsed since the last Contract Anniversary. The Step-Up Feature continues in effect after the Income Start Date.

After the Income Start Date, we will continue to determine eligibility for a Step-Up on each Contract Anniversary prior to the Annuity Income Date, and at the end of the Valuation Period immediately preceding the Annuity Income Date. The Bonus Feature is not available after the Income Start Date.

Any increase in the Withdrawal Benefit Base is subject to the maximum Withdrawal Benefit Base of $5,000,000. For purposes of determining this limit, the Company reserves the right to aggregate the Withdrawal Benefit Base with the withdrawal benefit bases of all other variable annuity contracts owned by you that have been issued by us or our affiliates.

The Step-Up will be automatic if:

•	Your Withdrawal Benefit Base is $5,000,000 or less;

•	Your HQ Contract Value is greater than your Withdrawal Benefit Base increased by any applicable Bonus Amount during the Bonus Period; and

•	The GLWB Fee Rate is not increased after the first Contract Anniversary and on and after any Contract Anniversary thereafter.

The Step-Up will not be automatic if:

•	Your Contract Value is more than $5,000,000;

•	Your HQ Contract Value is less than your Withdrawal Benefit Base (increased by any applicable Bonus Amount during the Bonus Period); and

•	If the GLWB Fee has increased on the second Contract Anniversary and any Contract Anniversary thereafter.

Step-Up Feature

On each Contract Anniversary prior to the Annuity Income Date, we will compare the current Withdrawal Benefit Base to the HQ Contract Value for the Contract Year just ended. The Withdrawal Benefit Base will be eligible for a Step-Up if the HQ Contract Value is higher than the current Withdrawal Benefit Base. If the Step-Up is applied, the Withdrawal Benefit Base will be increased to equal the HQ Contract Value. If the Step-Up is applied prior to the Income Start Date, then a new Bonus Period will start on the Step-Up Date, with a Bonus Base equal to the new Withdrawal Benefit Base.

After the Income Start Date, we will continue to determine whether your Withdrawal Benefit Base is eligible for a Step-Up on each Contract Anniversary until the Annuity Income Date. There are no Bonus Periods after the Income Start Date.

The Step-Up will be applied automatically when there is no Bonus Period in effect. During any Bonus Period, however, the new Withdrawal Benefit Base will be the higher of: a) the HQ Contract Value as calculated under the Step-Up Feature; or b) the current Withdrawal Benefit Base plus the Bonus Amount under the Bonus Feature, as further described below.

To determine the HQ Contract Value for the Contract Year just ended, we first record the Contract Value at the end of each Contract Quarter during the prior Contract Year. We then increase each of these recorded quarter-end Contract Values for each Purchase Payment made and decrease them for each withdrawal taken after the end of the applicable Contract Quarter. A withdrawal that is not an Early Withdrawal or an Excess Withdrawal will decrease the recorded quarter-end Contract Values by the amount of the withdrawal. Early Withdrawals and Excess Withdrawals will decrease the recorded quarter-end Contract Values proportionally in the same manner that the Withdrawal Benefit Base is decreased by such withdrawals. After all Purchase Payments and withdrawals are taken into account, the HQ Contract Value is set to the greatest of these four-adjusted quarter-end Contract Values.

If the Income Start Date is not a Contract Anniversary, we will compare the current Withdrawal Benefit Base to the Contract Value. The Withdrawal Benefit Base will then be adjusted to equal the Contract Value, if higher. The adjustment will be applied automatically when there is no Bonus Period in effect. During any Bonus Period, however, the new Withdrawal Benefit Base will be the higher of: a) the Contract Value; or b) the current Withdrawal Benefit Base plus a proportional Bonus Amount to reflect the number of days elapsed since the last Contract Anniversary.

When a Step-Up occurs, your Lifetime Withdrawal Percentage will increase if your age at the time of the Step-Up coincides with a higher Lifetime Withdrawal Percentage as shown in the table under “Determining Your AWA.”

We reserve the right to increase the GLWB Fee Rate when a Step-Up occurs. Any Step-Up will automatically occur unless a GLWB Fee Rate increase is applicable. If a GLWB Fee Rate increase is applicable, then we will send notice to you. If we receive your written consent to the rate increase prior to the end of the Contract Quarter immediately following the Contract Anniversary, the Step-Up will occur as of the Contract Anniversary. The increased GLWB Fee Rate will be applied on the last day of that Contract Quarter. If your consent is not timely received by us, the GLWB Fee increase will not apply, no Step-Up will occur, and no additional Step-Ups will be permitted.

The GLWB, including the Step-Up Feature, will terminate automatically on the Annuity Income Date, as described under “Optional Living Benefit: The GLWB.”

Bonus Feature

On each Contract Anniversary during a Bonus Period, we will calculate a Bonus Amount that may be added to the Withdrawal Benefit Base. The Bonus Amount will be equal to the current Bonus Base multiplied by the Bonus Rate. Currently, the Bonus Rate is 6.25%. On each Contract Anniversary during a Bonus Period, the Withdrawal Benefit Base will be increased by the greater of a Step-Up, if any, as described above, or the Bonus Amount. In the event of a Step-Up, the Bonus Base will also be increased to equal the new Withdrawal Benefit Base, and a new Bonus Period will begin on the Step-Up Date.

The Bonus Rate applicable to your Contract will not vary from the percentage disclosed in the Prospectus or as disclosed in any Rate Sheet Supplement.

The Bonus Base is not available for withdrawal, full surrender, as a death benefit, or for application to any Annuity Payment Option. After the Income Start Date, the Bonus Base is no longer calculated or maintained for any purpose.

On the Issue Date, the Bonus Base is equal to the Withdrawal Benefit Base. During the Bonus Period, the Bonus Base is increased by any additional Purchase Payments and decreased proportionally for any Early Withdrawals in the same manner that the Withdrawal Benefit Base is decreased by such withdrawals. In the event of a Step-Up, the Bonus Base will also be increased to equal the new Withdrawal Benefit Base, and a new Bonus Period will begin on the Step-Up Date.

If the Income Start Date is not a Contract Anniversary, the Withdrawal Benefit Base will be increased to the greater of: a) the Contract Value, as described above; or b) the current Withdrawal Benefit Base plus a proportional Bonus Amount to reflect the number of days elapsed since the last Contract Anniversary.

The Bonus Feature terminates automatically on the Income Start Date, after the addition of any Bonus Amount to the Withdrawal Benefit Base.

Here is an example of how the GLWB works.

Assume the following:

•

You are age 65 when your Contract is issued with a Purchase Payment of $100,000 and you elected the GLWB with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.)

•	Your Withdrawal Benefit Base and your Bonus Base are equal to your initial Purchase Payment of $100,000.

•	On your Income Start Date, you can withdraw your AWA each Contract Year without reducing your Withdrawal Benefit Base on or after the Income Start Date.

•

The investment performance of your Designated Investment Options equals or offsets Contract expenses, i.e., your Contract Value remains constant throughout the life of your Contract, except for Contract Year 2.

•	During the Bonus Period, your Withdrawal Benefit Base will increase by your Bonus Amount each Contract Year in the Bonus Period.

•

Your Contract Value has grown to $125,000 by the beginning of Contract Year 3 due to positive investment performance of the Designated Investment Options. Your Contract is therefore eligible for an automatic Step-Up of its Withdrawal Benefit Base and Bonus Base.

•

The GLWB Fee Rate has not increased and therefore an automatic Step-Up will be applied to increase your Withdrawal Benefit Base and your Bonus Base to $125,000. Your new Bonus Base will be $125,000, and your Bonus Period will now end on your 12th Contract Anniversary (i.e., 10 years after the Step-Up).

•	No Bonus Amount is applied in Contract Years 13 or 14 as you are not in a Bonus Period.

•

Your Contract Value has grown to $225,000 by the beginning of Contract Year 15 due to positive investment performance of the Designated Investment Options in Contract Year 14. Your Contract is eligible for an automatic Step-Up of its Withdrawal Benefit Base to $225,000 and a new Bonus Period will begin.

•	You select your Income Start Date on your 83rd birthday in Contract Year 18. Your Lifetime Withdrawal Percentage is 6.15%. Your AWA will be 6.15% of your Withdrawal Benefit Base.

•	So, you can withdraw $15,567 each Contract Year after the Income Start Date without reducing your Withdrawal Benefit Base.

Your Income Start Date will depend upon your own situation. You should discuss your GLWB with your financial professional.

All values shown are as of the beginning of the Contract Year.

Contract Year	Contract Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	n/a	$0
2	$100,000	$106,250	$100,000	n/a	$0
3	$125,000	$125,000	$125,000	n/a	$0
4	$125,000	$132,813	$125,000	n/a	$0
5	$125,000	$140,625	$125,000	n/a	$0
6	$125,000	$148,438	$125,000	n/a	$0
7	$125,000	$156,250	$125,000	n/a	$0
8	$125,000	$164,063	$125,000	n/a	$0
9	$125,000	$171,875	$125,000	n/a	$0
10	$125,000	$179,688	$125,000	n/a	$0
11	$125,000	$187,500	$125,000	n/a	$0
12	$125,000	$195,313	$125,000	n/a	$0
13	$125,000	$203,105	n/a	n/a	$0
14	$125,000	$203,105	n/a	n/a	$0
15	$225,000	$225,000	$225,000	n/a	$0
16	$225,000	$239,063	$225,000	n/a	$0
17	$225,000	$253,125	$225,000	n/a	$0
18	$225,000	$253,125	n/a	$15,567	$15,567
19	$210,015	$253,125	n/a	$15,567	$15,567
20	$195,030	$253,125	n/a	$15,567	$15,567
21	$180,045	$253,125	n/a	$15,567	$15,567
22	$165,060	$253,125	n/a	$15,567	$15,567

If a different Bonus Rate applied, the numbers in the above example would be different.

Delaying the Income Start Date has the potential to increase the future AWA due to the Bonus Amounts applied to the Withdrawal Benefit Base during the Bonus Period and the potential for a Step-up. Once you start taking your AWA, delaying or not taking subsequent AWAs will not increase your future AWA because any unused portion of your AWA in any Contract Year cannot increase your AWA in any future Contract Year.

The total amount paid under the GLWB will depend upon the Income Start Date, the age of the GLWB Covered Person(s) on the Income Start Date, the investment performance of the Designated Investment Options and how long the GLWB Covered Person(s) live(s).

Withdrawals Under the GLWB

While the GLWB is in effect, you may not choose the Designated Investment Options and the Fixed Accumulation Value in the DCA program, if any, from which a partial withdrawal will be deducted. All withdrawals, including the Free Withdrawal Amount, the RMD Amount and the AWA, will be deducted pro-rata from each Designated Investment Option and the Fixed Accumulation Value in the DCA program, if any, to which the Contract Value is allocated on the effective date of the withdrawal.

Withdrawals On or After the Income Start Date

Starting on your Income Start Date and continuing to your Annuity Income Date, you may take withdrawals totaling up to your AWA each Contract Year without reducing your Withdrawal Benefit Base. These withdrawals will reduce your Contract Value by the dollar amount of the withdrawal but will not change your Withdrawal Benefit Base. Withdrawals in any Contract Year are subject to a Withdrawal Charge only to the extent they are in excess of the greatest of:

•	the Free Withdrawal Amount permitted under the Contract (See “Free Withdrawal Amount” under “Withdrawal Charge.”)

•	your RMD Amount (subject to conditions discussed under “Tax Issues Under the GLWB”); and

•	your AWA.

Excess Withdrawals

After the Income Start Date, an Excess Withdrawal is the portion of cumulative withdrawals that exceeds the higher of the AWA and the RMD Amount in any Contract Year. Your Withdrawal Benefit Base and your AWA for each subsequent Contract Year will be reduced by an Excess Withdrawal. Excess Withdrawals could reduce your Withdrawal Benefit Base by more than the dollar amount of the Excess Withdrawals.

If you take an Excess Withdrawal, your Withdrawal Benefit Base will be reduced according to the following formula:

Your new Withdrawal Benefit Base = A x (1 – (B/C))

Where:

	A	=	Your Withdrawal Benefit Base before the Excess Withdrawal.

	B	=	The amount of the Excess Withdrawal, including any Withdrawal Charge.

	C	=	Your Contract Value immediately prior to the Excess Withdrawal.

Assuming the facts in the example above:

•	You take two withdrawals in Contract Year 18: a $10,000 withdrawal and then an $8,000 withdrawal.

•	Your first withdrawal reduces your Contract Value to $215,000. It does not reduce your Withdrawal Benefit Base because it is not in excess of your AWA.

•	Your second withdrawal (when combined with the first) is in excess of $15,567, which is the AWA. The amount of the Excess Withdrawal is $2,433 ($18,000-$15,567 = $2,433.)

After your second withdrawal, your Withdrawal Benefit Base will be reduced as follows:

Your New Withdrawal Benefit Base	=	$253,125 x (1 - $2,433/$215,000)

	=	$253,125 x (1 - 0.01132)

	=	$253,125 x (0.98868)

	=	$250,261

Beginning on your Contract Anniversary and going forward, your new AWA will be reduced to 6.15% of your new Withdrawal Benefit Base, or $15,391.

You should be aware that if your Contract Value is less than the Withdrawal Benefit Base at the time an Excess Withdrawal is taken (as in the above example), then your Withdrawal Benefit Base will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, Excess Withdrawals taken in a down market could severely reduce your benefits under the GLWB, including reducing your Contract Value to zero and thereby terminating your Contract and benefits thereunder.

Early Withdrawals

Before the Income Start Date, any withdrawals, including RMD withdrawals and Free Withdrawal Amounts, are Early Withdrawals in any Contract Year. Accordingly, your Withdrawal Benefit Base and your Bonus Base will be reduced by Early Withdrawals. Your Withdrawal Benefit Base and your Bonus Base will be reduced by Early Withdrawals using the following formula:

Your new Bonus Base	=	A x (1 – (B/C))

Your new Withdrawal Benefit Base	=	A x (1 – (B/C))

Where:

	A	=	Your Bonus Base or Withdrawal Benefit Base before the Early Withdrawal.

	B	=	The amount of the Early Withdrawal, including any Withdrawal Charge

	C	=	Your Contract Value immediately prior to the Excess Withdrawal.

Using the facts of the above example, assume that in Contract Year 9, your Contract Value is $125,000 and you withdraw $10,000. This withdrawal is an Early Withdrawal under the GLWB. This Early Withdrawal reduces your Withdrawal Benefit Base and Bonus Base, if applicable, as follows:

Your New Bonus Base =	=	$125,000 x (1 - $10,000/$125,000)

	=	$125,000 x (1 - 0.08)

	=	$125,000 x (0.92)

	=	$115,000

Your New Withdrawal Benefit Base =	=	$171,875 x (1 - $10,000/$125,000)

	=	$171,875 x (1 - 0.08)

	=	$171,875 x (0.92)

	=	$158,125

In the above example, your AWA is not payable because you have not elected your Income Start Date.

If a different Bonus Rate applied, the numbers shown in the above example would be different.

Early Withdrawals could reduce your Withdrawal Benefit Base by more than the dollar amount of the Early Withdrawals.

Early Withdrawals could severely reduce, and even terminate, your benefits under the GLWB, including reducing your Contract Value to zero and thereby terminating your Contract and all benefits thereunder.

In addition to reducing your benefits under the GLWB, any withdrawal before you reach age 59 1⁄2 could result in adverse state and federal tax consequences. You should consult a qualified tax professional for more information.

Depleting Your Contract Value

If your Contract Value is reduced to zero immediately following an Early Withdrawal or an Excess Withdrawal, then your Withdrawal Benefit Base and the Bonus Base will each also be reduced to zero and your Contract and all benefits thereunder will terminate.

If, on the other hand, your Contract Value is reduced to zero through any combination of negative investment performance of the Designated Investment Options, Contract charges, and withdrawals other than Early Withdrawals or Excess Withdrawals, your Withdrawal Benefit Base will not be reduced, although no further Bonus Amounts or Step-Ups will apply. All rights and benefits under the Contract will terminate except for the right to receive future payments under the GLWB. Regardless of your age on the day the Contract Value is reduced to zero, the GLWB Covered Person or the surviving GLWB Covered Person will be entitled to receive the AWA each year under the AWA settlement option.

The GLWB Fee

The GLWB Fee is deducted from the Contract Value on the last Valuation Period of each Contract Quarter. The GLWB Fee is calculated by multiplying the GLWB Fee Rate by the Withdrawal Benefit Base. The GLWB Fee Rate, currently 0.30% (1.20% annually) of your Withdrawal Benefit Base, will not exceed the maximum GLWB Fee Rate of 0.4875% (1.95% annually). On the last day of the final Contract Quarter in any Contract Year, the Withdrawal Benefit Base for the purpose of calculating the GLWB Fee will include any Step-Up or Bonus Amount that is added to the Withdrawal Benefit Base on the Contract Anniversary. The GLWB Fee is deducted pro-rata from each Designated Investment Option to which the Contract Value is allocated on the last day of each Contract Quarter. If the GLWB terminates on any day except the last day of the Contract Quarter, we will deduct a proportional amount of the GLWB Fee to reflect the time elapsed between the first day of the current Contract Quarter and the day the GLWB terminates. After the GLWB is terminated, the GLWB Fee is also terminated.

The Company reserves the right to increase the GLWB Fee Rate. (See “Step-Up Feature.”)

Your GLWB Fee will not change during a Contract Year, unless you take one of the following specific actions:

•

If you make additional Purchase Payments during the Contract Year, you will increase your Withdrawal Benefit Base and thus your GLWB Fee, because your GLWB Fee is calculated as a percentage of your Withdrawal Benefit Base.

•

If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Withdrawal Benefit Base and thus your GLWB Fee, because your GLWB Fee is calculated as a percentage of your Withdrawal Benefit Base.

We will continue to deduct the GLWB Fee until the earliest of your Annuity Income Date, the date on which your Contract Value reduces to zero, or your GLWB is terminated. (See “Termination of the GLWB.”) The GLWB Fee will not vary from the GLWB Fee disclosed in the Prospectus or as disclosed in any Rate Sheet Supplement.

GLWB Covered Person and Joint GLWB Covered Person

Eligibility to be the GLWB Covered Person or Joint GLWB Covered Person and elect joint-life coverage is based on the Contract’s ownership on the Income Start Date.

An Owner that is not a natural person must name an Annuitant as the GLWB Covered Person for single-life coverage. To elect joint-life coverage:

•	The Annuitant(s) must be the GLWB Covered Person or the Joint GLWB Covered Person;

•	The GLWB Covered Person and the Joint GLWB Covered Person must be spouses recognized as such under federal tax laws;

•	The GLWB Covered Person will be the younger of the spouses; and

•	The Annuitant’s spouse must be the sole Beneficiary under the Contract.

An individual Owner who is a natural person must also be the GLWB Covered Person if he or she elects single-life coverage.

If an individual Owner elects joint-life coverage:

•	The GLWB Covered Person and the Joint GLWB Covered Person must be spouses recognized as such under federal tax laws;

•	The Owner must be either the GLWB Covered Person or the Joint GLWB Covered Person;

•	The GLWB Covered Person will be the younger of the spouses; and

•	The Owner’s spouse must be the sole Beneficiary under the Contract.

The Contract may have two Owners who are spouses recognized as such under federal tax laws. In this circumstance, the two Owners may elect:

•	Single-life coverage with the younger Owner named as the GLWB Covered Person; or

•	Joint-life coverage with the younger Owner as the GLWB Covered Person and the other Owner as the Joint GLWB Covered Person.

Since the younger spouse must be at least age 55 on the Income Start Date, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibility of a longer waiting period before withdrawals under the GLWB can be made.

If the Owner is not a natural person and the Annuitant marries prior to the Income Start Date, then subject to our approval, the Annuitant’s spouse may be added to the Contract as an Annuitant and may then be eligible to be a GLWB Covered Person or Joint GLWB Covered Person. If the Owner is a natural person and the Owner marries prior to the Income Start Date, the Owner’s spouse may be added to the Contract as an Owner, as an Owner and Annuitant, or as the sole Beneficiary, and will then be a GLWB Covered Person or Joint GLWB Covered Person.

Effect of Divorce on the GLWB

The divorce of an Owner may affect the status of the GLWB.

Prior to the Income Start Date:

If divorce occurs prior to the Income Start Date, then the GLWB will be available with single-life coverage based on the GLWB Covered Person on the Income Start Date. If the Owner subsequently remarries, the GLWB will also be available with joint-life coverage based on the GLWB Covered Person and the Joint GLWB Covered Person on the Income Start Date

On or after the Income Start Date with single-life coverage:

If divorce occurs on or after the Income Start Date, the GLWB will remain in force as long as the GLWB Covered Person remains an Owner of the Contract and all other GLWB requirements continue to be met.

On or after the Income Start Date with joint-life coverage:

If divorce occurs on or after the Income Start Date and the GLWB Covered Person and Joint GLWB Covered Person are no longer spouses, the GLWB will remain in force with single-life coverage as long as the GLWB Covered Person or Joint GLWB Covered Person remains an Owner of the Contract and all other GLWB requirements, such as the minimum and maximum allocation requirements for each Designated Investment Option category, continue to be met. The Lifetime Withdrawal Percentage will not change and the GLWB will terminate upon the death of any Owner.

You may remove an Owner from the Contract upon divorce. If an Owner is removed, the remaining/new Owner becomes the GLWB Covered Person. The Lifetime Withdrawal Percentage will not change and the GLWB will terminate upon the death of the Owner.

Division of the Contract:

In the event of a divorce, if there is a court order, property settlement agreement or other document requiring the division, transfer, or split of the Contract, such division, transfer, or split will be considered a withdrawal for all purposes under the Contract and as such may adversely affect the benefits available under the GLWB. If the withdrawal occurs prior to the Income Start Date, it will be considered an Early Withdrawal. If the withdrawal occurs on or after the Income Start Date and exceeds the AWA, the amount of the excess will be considered an Excess Withdrawal.

Death of Owner

The GLWB terminates on the Death Benefit Date unless:

An Owner dies before the Income Start Date and the surviving spouse, as sole Beneficiary under the Contract, elects to continue the GLWB along with the Contract instead of receiving the death benefit proceeds.

If an Owner who is the GLWB Covered Person or Joint GLWB Covered Person dies after the Income Start Date, and joint-life income was elected, then the spouse, as sole Beneficiary under the Contract, can continue the GLWB and the Contract and continue to receive the AWA for the rest of his or her life.

If the Owner is not a natural person, the death of an Annuitant is treated as the death of the Owner. In this case, if the Contract is eligible for spousal continuation under federal tax laws, then the GLWB may continue as follows:

1.	If an Annuitant dies before the Income Start Date, the surviving spouse may continue the GLWB along with the Contract; or

2.

If an Annuitant who is the GLWB Covered Person or Joint GLWB Covered Person dies after the Income Start Date, and joint-life income was elected, then the surviving spouse can continue the GLWB and the Contract and continue to receive the AWA for the rest of his or her life.

In order to ensure that the AWA continues after the death of an Owner, you must elect a joint-life coverage on the Income Start Date and the GLWB Covered Person and the Joint GLWB Covered Person must be spouses to preserve the availability of the GLWB after the death of an Owner. In addition, the spouses must be joint Owners, or the spouse of the Owner must be the sole Beneficiary.

The right to continue the GLWB upon spousal continuation of the Contract may be exercised only once. If the surviving spouse remarries and then dies, the Contract may be continued by the spouse if he or she is the sole Beneficiary, but the GLWB may not be continued.

Spousal Considerations - GLWB

Death of the GLWB Covered Person with Single-Life Coverage

If you elect single-life coverage on the Income Start Date, the GLWB terminates on the death of the GLWB Covered Person and the Beneficiary may elect to exercise any of the available options under the death benefit provisions of the Contract.

Note that single-life coverage may be inappropriate for Joint Owners that are spouses, because the GLWB will end if the GLWB Covered Person dies after the Income Start Date. Note also that Beneficiaries who are not spouses cannot continue the Contract or the GLWB under the Contract. (See “Spousal Considerations - GLWB.”)

Death of the GLWB Covered Person with Joint-Life Coverage

We do not permit the election of the joint-life coverage unless the GLWB Covered Persons are spouses recognized as such under federal tax laws on the Income Start Date.

If you elect joint-life coverage on the Income Start Date and a spouse dies, the GLWB will continue, provided that the surviving spouse, as the sole primary Beneficiary, continues the Contract. In such case:

•	No death benefit will be paid until the surviving spouse’s subsequent death;

•

The Withdrawal Benefit Base and the Bonus Base will remain unchanged (in the absence of subsequent Purchase Payments during the first three Contract Years and Withdrawals) until the next Contract Anniversary when a Step-Up could apply due to an increase in Contract Value (See “Step-Up Feature.”);

•	If AWA withdrawals have not begun before the spouse dies, the Lifetime Withdrawal Percentage will be based on the age the younger spouse attains (or would have attained) on the Income Start Date; and

•	If AWA withdrawals under the GLWB have already begun, the Lifetime Withdrawal Percentage will be the Lifetime Withdrawal Percentage that applied to the Contract prior to the death of the spouse.

At the death of the surviving spouse, the GLWB will terminate.

If you selected joint-life coverage and your surviving spouse does not continue the Contract, he or she may elect any available option under the death benefit provisions of the Contract.

Annuitization Under the GLWB

Under the terms of the GLWB, if your Contract Value is greater than zero on your Annuity Income Date, you may elect:

(1)	to surrender your Contract and receive your Surrender Value, or

(2)	to apply your Contract Value, less any applicable premium taxes and similar taxes, to anyone of the then currently available Annuity Payment Options, or

(3)	the AWA settlement option.

If you make no election and you elected single-life coverage, we will apply your Contract Value, less any applicable premium tax or similar tax, to a Life Annuity with a 10-Year Period Certain with an annualized annuity payment of not less than your then current AWA. If joint-life coverage is in effect, we will annuitize your remaining Contract Value with joint-life coverage and an annualized annuity payment of not less than your then current AWA.

If your Contract Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Withdrawal Benefit Base is greater than zero on or before your Annuity Income Date, you will receive your full AWA until you die under the AWA Settlement Option. (See “Withdrawals under the GLWB” and “Annuitization under the GLWB.”) “Depleting Your Contract Value” and “AWA Settlement Option.”

AWA Settlement Option

You may elect the AWA settlement option after the Income Start Date and prior to the Maximum Annuity Income Date.

At the end of the Valuation Period immediately preceding the Annuity Income Date, if the Contract Value is higher than the Withdrawal Benefit Base, the Withdrawal Benefit Base will then be adjusted to equal the higher Contract

Value. The payments under the AWA settlement option will then be calculated based on the higher Withdrawal Benefit Base.

The AWA settlement option will be applied automatically if your Contract Value is reduced to zero prior to the Annuity Income Date for any reason other than an Early Withdrawal or an Excess Withdrawal. In that event, all rights and benefits under the Contract will terminate except for the right to receive future payments under the AWA settlement option.

In either case, any remaining AWA payments for the current Contract Year will be distributed as a lump sum. The AWA settlement option will then go into effect on the next Contract Anniversary, and we will convert your right to withdraw the AWA into automatic monthly payments.

The AWA settlement option provides automatic monthly payments equal to the most-recently calculated AWA divided by 12 for each Contract Year during the life of the GLWB Covered Person or, if joint-life coverage has been elected, for the lifetime of the last survivor of the GLWB Covered Person and the Joint GLWB Covered Person.

Payments under the AWA settlement option will only be made monthly. We will not accept any additional Purchase Payments after the AWA settlement option goes into effect.

Termination of the GLWB

The GLWB will terminate immediately upon the occurrence of the earliest of:

•	The date we approve your request to terminate the GLWB;

•	The date of any transfer or allocation of Purchase Payments other than to Designated Investment Options in accordance with the permissible percentage allocations;

•	The date the Withdrawal Benefit Base is reduced to zero as a result of an Early Withdrawal or Excess Withdrawal;

•	An ownership change that has the effect of changing the GLWB Covered Person(s) except as described above in the “Effect of Divorce on the GLWB” and “Death of Owner” provisions;

•	The Annuity Income Date*; or

•	Termination of the Contract.

*	Note that the Maximum Annuity Income Date permitted under the Contract is the first day of the month following the Annuitant’s 100th birthday. (See “Your Annuity Income Date.”)

Tax Issues Under the GLWB

Certain state and federal tax provisions may be important to you in connection with the GLWB. It is not clear whether withdrawals after the Income Start Date while the Contract Value is greater than zero will be taxed as withdrawals or as annuity payments. This is significant for Non-Qualified Contracts because withdrawals are taxed less favorably than are annuity payments. In view of this uncertainty, we intend to adopt a conservative approach and treat such payments as withdrawals for tax purposes. We intend to treat payments under the GLWB after the Contract Value is zero as annuity payments for tax purposes.

A Qualified Contract other than a Roth IRA is subject to certain required minimum distribution (RMD) provisions imposed by the Code and IRS regulations. These RMD provisions require that an amount be distributed from your IRA each year. If you were born before July 1, 1949, your required beginning date is April 1 of the calendar year following the calendar year in which you reach age 70 ½. If you were born on or after July 1, 1949, your required beginning date is April 1 of the calendar year following the calendar year in which you reach age 72. For non-IRAs, distributions must begin no later than April 1 of the calendar year following the year in which you attain the applicable age or the date of retirement instead of age 72 if it is later. For that year, and each succeeding year, a distribution must be made on or before December 31. Your failure to withdraw your yearly RMD Amount from your IRA could result in adverse tax treatment. We determine a yearly RMD Amount for your Contract only, and not for your other tax-qualified investments. We will notify you of the RMD Amount for your Contract in January of each year.

After the Income Start Date, the GLWB permits you to withdraw your RMD Amount each year without reducing your Withdrawal Benefit Base. RMD Amounts withdrawn prior to the Income Start Date are considered Early Withdrawals that will reduce the Withdrawal Benefit Base and the Bonus Base proportionally as the RMD Amounts reduce the Contract Value dollar-for-dollar.

Currently, any withdrawal in excess of the AWA that is taken to satisfy the RMD Amounts will not be treated as an Excess Withdrawal if the withdrawal is taken after the Income Start Date. However, if there is any material change to the current Code or IRS regulations governing the timing or determination of RMD Amounts, then we reserve the right to treat any withdrawal greater than the AWA as an Excess Withdrawal which may significantly reduce the Withdrawal Benefit Base. (See “U.S. Federal Income Tax Provisions.”)

DEATH BENEFIT

If you die during the Accumulation Phase, we may pay a death benefit to the designated Beneficiary(ies). If there is more than one Owner, we may pay a death benefit upon the death of the first Owner. If the Owner is not a natural person, the Annuitant is considered the Owner for the purpose of this death benefit provision.

If the death of the Owner occurs on or after the Annuity Income Date, no death benefit will be payable except as may be provided under the Annuity Payment Option elected, subject to requirements under federal tax laws.

If your surviving spouse is the sole designated Beneficiary and elects to continue the Contract in his or her own name as Owner, the death benefit will be payable only upon your surviving spouse’s subsequent death.

To be a Beneficiary, a natural person Beneficiary must be alive on the date of death of the Owner (or the Annuitant if the Owner is not a natural person). If there are multiple beneficiaries, the designated Beneficiary is determined according to the order below:

1.	the surviving Owner, if a natural person, then

2.	the primary Beneficiary(ies), then

3.	the contingent Beneficiary(ies), and then

4.	the Owner’s estate or the Owner if the Owner is not a natural person.

Multiple Beneficiaries in the same class (primary or contingent) share equally unless you direct otherwise. However, if a natural person Beneficiary is not alive and there are other Beneficiaries in the same class that are alive, the death benefit will be shared among the other Beneficiaries of the same class unless you instruct us otherwise.

Each Beneficiary’s share of the death benefit will remain allocated in accordance with the allocations you made until the Valuation Period in which we receive Due Proof of Death from that Beneficiary, except that any Contract Value allocated to the Fixed Account will be re-allocated to a money market Subaccount on the Death Benefit Date. Each Beneficiary’s share of the death benefit is subject to, and will change in value based upon, the investment experience of the Subaccounts to which the Beneficiary’s share is allocated. Once we have received Due Proof of Death, then investments in the Variable Account may be reallocated in accordance with the Beneficiary’s instructions.

Amount of the Death Benefit

We calculate the amount of the death benefit on the Death Benefit Date, which is the first date we receive Due Proof of Death from at least one Beneficiary. On the Death Benefit Date, the basic death benefit is equal to the Contract Value.

Optional Death Benefits

You may enhance the basic death benefit by electing one of the two optional death benefits: the HAV Death Benefit or the ROP Death Benefit. You must make your election on or before the Issue Date. You will pay a charge for the optional death benefit. (See “Charges for the Optional Death Benefits.”) The HAV Death Benefit or the ROP Death Benefit may be elected only if all Owners and Annuitants are younger than age 71 on the Open Date. You may not elect an optional death benefit after the Issue Date. The optional death benefit will be adjusted for all partial withdrawals as described below.

HAV Death Benefit

Under the HAV Death Benefit the death benefit will be the higher of:

•	the Contract Value on the Death Benefit Date, and

•

the HAV Value which is the higher of (i) the total Purchase Payments, adjusted as described below for any partial withdrawals; and (ii) the highest Contract Value on any Contract Anniversary before the HAV Covered Person’s 81st birthday, adjusted as described below for any Purchase Payments and any partial withdrawals made between such Contract Anniversary and the Death Benefit Date.

The HAV Covered Person is the oldest Owner, or the oldest Annuitant if the Owner is not a natural person, on the Issue Date, unless the surviving spouse continues the Contract as the new HAV Covered Person.

If the HAV Value is higher than the Contract Value as of the Death Benefit Date, the Company will allocate an additional amount equal to the difference between the Contract Value and the HAV Value to the Subaccounts based on their respective values as of the Death Benefit Date except in the case of spousal continuation.

If any Purchase Payments are made after the highest Contract Value has been determined but before the Owner’s death, then the total Purchase Payments used to calculate the HAV Value will be increased by the amount of each Purchase Payment on the date it is received.

HAV Death Benefit Example (With No Withdrawals):

Assume:

•	You elected the HAV Death Benefit

•	An initial Purchase Payment of $60,000.

•	The HAV Covered Person, the oldest Owner, is age 65 on the Open Date.

•	An additional Purchase Payment of $40,000 is made on the first Contract Anniversary.

•	No withdrawals are taken during Contract Years 1-8.

•	The Owner dies in Contract Year 9.

•	The Contract Value on the Death Benefit Date is $135,000.

•	The adjusted Purchase Payment value on the Death Benefit Date is $100,000.

•

The highest Contract Value is $145,000 as determined on the eighth Contract Anniversary. The additional Purchase Payment of $40,000 is made on any Contract Anniversary before the highest Contract Value is determined.

•	There is no additional Purchase Payment after the highest anniversary Contract Value is determined. So, there will be no adjustment to the total Purchase Payments for any subsequent Purchase Payment.

The Death Benefit Amount will be the greatest of:

Contract Value on the Death Benefit Date	=	$135,000

Total Purchase Payments, adjusted for partial withdrawals	=	$100,000

Highest Contract Value on any Contract Anniversary	=	$145,000

The HAV Death Benefit Payable to the Beneficiary (ies)	=	$145,000

ROP Death Benefit

Under the ROP Death Benefit, the death benefit will be the higher of:

(a)	The Contract Value; and

(b)	The ROP Value which is total Purchase Payments; adjusted as described below for any partial withdrawals.

If the ROP Value is higher than the Contract Value as of the Death Benefit Date, the Company will allocate an additional amount equal to the difference between the Contract Value and the ROP Value to the Subaccounts based on their respective values as of the Death Benefit Date except in the case of spousal continuation.

ROP Death Benefit Example (With No Withdrawals):

Assume:

•	You elected the ROP Death Benefit.

•	An initial Purchase Payment of $60,000.

•	The ROP Covered Person, the oldest Owner, is age 65 on the Open Date.

•	An additional Purchase Payment of $40,000 is made on the first Contract Anniversary.

•	No withdrawals are taken during Contract Years 1-8.

•	The Owner dies in Contract Year 9.

•	The Contract Value on the Death Benefit Date is $70,000.

•	The ROP Value is the adjusted Purchase Payments of $100,000.

The Death Benefit Amount will be the greatest of:

Contract Value	=	$70,000

Total Purchase Payments, adjusted for partial withdrawals	=	$100,000

The ROP Death Benefit Payable to the Beneficiary(ies)	=	$100,000

Impact of Partial Withdrawals under the Optional Death Benefits

If any partial withdrawals are made, each partial withdrawal will reduce the value of your optional death benefit in the same proportion as the Contract Value is reduced by the partial withdrawal. The reduction in the value of your optional death benefit may be more than the amount of the partial withdrawal.

A partial withdrawal will reduce the value of your optional death benefit such that the value of your optional death benefit after the withdrawal is equal to:

A x (1 – (B/C))

Where:

•	A is the value of the optional death benefit before the partial withdrawal;

•	B is the amount of the partial withdrawal including any Withdrawal Charge; and

•	C is the Contract Value before the partial withdrawal.

While the optional death benefit is in effect, you may not choose the Designated Investment Options from which the partial withdrawal will be deducted. All withdrawals will be deducted pro-rata from each Designated Investment Option to which the Contract Value is allocated on the effective date of the withdrawal.

HAV Death Benefit Example (With Withdrawals):

Assume:

•	You elected the HAV Death Benefit.

•	An initial Purchase Payment of $60,000.

•	The Owner is the HAV Covered Person.

•	The HAV Covered Person is age 65 on the Open Date.

•	An additional Purchase Payment of $40,000 is made on the first Contract Anniversary.

•	At the end of Contract Year 5, the Contract Value is $150,000, the HAV Value is $175,000 and the total Purchase Payments are $100,000.

•	On the first day of Contract Year 6, you take a $30,000 withdrawal.

•	Immediately following the withdrawal, the Contract Value is $120,000, the adjusted Purchase Payment value is $80,000*, and the HAV Value is $140,000**.

•	There were no Step-Ups in Contract Years 7-9.

•	The Owner dies in Contract Year 9.

•	The Contract Value on the Death Benefit Date is $90,000 and the values of the adjusted Purchase Payments and HAV remain $80,000 and $140,000 respectively.

The Death Benefit Amount will be the greatest of:

Contract Value	=	$90,000

Total Purchase Payments, adjusted for partial withdrawals*	=	$80,000

Highest Contract Value on any Contract Anniversary**	=	$140,000

The Death Benefit Amount would therefore	=	$140,000

ROP Death Benefit Example (With Withdrawals):

Assume:

•	You elected the ROP Death Benefit.

•	An initial Purchase Payment of $60,000.

•	The Owner is the ROP Covered Person.

•	The ROP Covered Person is age 65 on the Open Date.

•	Additional Purchase Payment of $40,000 is made on the first Contract Anniversary.

•	The Contract Value grows to $150,000 during Contract Years 1-8.

•	You take a withdrawal of $30,000 in Contract Year 9.

•	The Owner dies in Contract Year 9.

•	The Contract Value on the Death Benefit Date is $90,000.

•	The ROP Value is the adjusted Purchase Payments of $80,000.

The Death Benefit Amount will be the greatest of:

Contract Value	=	$90,000

Total of Purchase Payments, adjusted for partial withdrawals***	=	$80,000

The ROP Death Benefit Amount Payable to the Beneficiary (ies)	=	$90,000

*

The total Purchase Payments adjusted for the partial withdrawals is calculated as follows: Purchase Payments before withdrawal x (1 – withdrawal amount ÷ Contract Value prior to withdrawal) = $100,000 x [(1 – ($30,000 ÷ $150,000)] = $80,000.

**

The HAV Value adjusted for the partial withdrawal is calculated as follows: HAV Value prior to withdrawal x (1 – withdrawal amount ÷ Contract Value prior to withdrawal) = $175,000 x [(1 – ($30,000 ÷ $150,000)] = $140,000.

***

Purchase Payments adjusted for partial withdrawals are calculated as follows: Purchase Payments x (1 – withdrawal amount ÷ Contract Value prior to withdrawal) = $100,000 x [(1 – ($30,000 ÷ $150,000)] = $80,000.

Spousal Considerations - Death Benefit

If your spouse is the sole Beneficiary, upon your death, your spouse may elect to continue the Contract by becoming the new Owner rather than receive the death benefit. If an optional death benefit is in effect, your surviving spouse may elect to continue the optional death benefit as the HAV Covered Person or the ROP Covered Person. In this case, the value of the HAV Death Benefit or ROP Death Benefit will be set to equal its value on the Death Benefit Date. Thereafter, the value of the HAV Death Benefit or ROP Death Benefit may change, depending upon your surviving spouse’s age and whether additional purchase payments and withdrawals are made.

The right to spousal continuance may be exercised only once for the optional death benefits. If the surviving spouse remarries and then dies, the optional death benefit cannot be continued.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity, under a fixed Annuity Payment Option or under any other payment option we may make available, subject to requirements under federal tax laws. We describe the fixed Annuity Payment Options in this Prospectus under “THE INCOME PHASE - ANNUITIZATION PROVISIONS.”

During the Accumulation Phase, you may elect the method of payment (that is permitted under federal tax laws) for the death benefit by sending us at our Service Address a completed election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity, subject to requirements under federal tax laws. If the Beneficiary does not provide all documents and information required by us to begin annuity payments within the time period permitted under the Code, or if the predetermined payout option does not comply with federal tax laws, the predetermined payout option will no longer apply. If the Beneficiary is your surviving spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us written notice in a form acceptable to us.

If we pay the death benefit in the form of a fixed Annuity Payment Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Payment Option.

Payment of Death Benefit

If the death benefit is to be paid to a Beneficiary in a lump sum, we will make such payment within seven days of the date the Company receives Due Proof of Death from that Beneficiary, except if we are permitted to defer payment in accordance with the 1940 Act. (See “Deferral of Payments and Transfers.”)

If payment is not made to the Beneficiary within seven days as described above, interest will be added as follows:

(a)

beginning on the eighth day, interest shall accrue at the rate or rates applicable to the Contract for funds left on deposit with the Company or, if the Company has not established a rate for funds left on deposit, at the Two-Year Treasury Constant Maturity Rate as published by the Federal Reserve. In determining the effective annual rate or rates, the Company shall use the rate in effect on the date that the Company receives Due Proof of Death; and

(b)

additional interest at a rate of 10% annually shall begin accruing 31 days from the latest of (i), and (ii), where: (i) is the date that Due Proof of Death from the applicable Beneficiary was received by the Company, and (ii) is the date that legal impediments to payment of proceeds that depend on the action of parties other than the Company are resolved and sufficient evidence of the same is received by the Company. Legal impediments to payment include, but are not limited to (a) the establishment of guardianships and conservatorships; (b) the appointment and qualification of trustees, executors and administrators; and (c) the submission of information required to satisfy state and federal reporting requirements.

Certain states may require a different interest calculation. (See “APPENDIX A - STATE LAW VARIATIONS.”)

If settlement under an Annuity Payment Option is elected, the Annuity Income Date will be the first Valuation Period following the Death Benefit Date. We will maintain the Contract Value in the Accumulation Phase until the Annuity Income Date. However, if the amount to be applied under the Annuity Payment Option is less than $2,000, or if the modal annuity payment payable in accordance with such option is less than the $100, we will pay the death benefit to the Beneficiary in a single lump sum.

Qualified Contracts

If your Contract is a Qualified Contract, the following rules apply to the payment of the death benefit:

The death benefit may be (1) taken as an immediate lump sum, (2) deferred for any period up to December 31st of the tenth year after your death, or (3) taken in the form of an annuity over a period that does not extend beyond December 31st of the tenth year after your death.

If, on the date of your death, the Beneficiary is not more than ten years younger than you or is “disabled” or “chronically ill” as either of those terms is defined under Federal Tax Laws, restriction (3) above does not apply and the death benefit may also be taken in the form of an annuity over the Beneficiary’s lifetime or life expectancy.

If the sole Beneficiary is your surviving spouse, the Beneficiary may also elect to continue the Contract. This election is made by sending us written notice in a form acceptable to us. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until a written election is submitted to the Company or a distribution is required by law.

If the Beneficiary is your child and under the age of majority on the date of your death, the Beneficiary may elect to defer receipt of the death benefit for any period up to December 31st of the tenth year after reaching the age of majority, or take the death benefit in the form of an annuity over a period that does not extend beyond December 31st of the tenth year after reaching the age of majority.

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit under the Code (“NQ Distribution Rules”). The amount of the death benefit must be distributed either (1) as a lump sum within five years after your death, or (2) in the form of an annuity, over a period not greater than the life or expected life of the “designated beneficiary” within the meaning of Section 72(s) of the Code, with payments beginning no later than one year after your death.

The person you have named as Beneficiary under your Contract, if any, will be the “designated Beneficiary.”

If the designated Beneficiary is your surviving spouse, your spouse may continue the Contract as Owner. The NQ Distribution Rules will then apply on the death of your spouse if the surviving spouse does not remarry. To understand what happens when your spouse continues the Contract, see “Spousal Considerations - GLWB” and “Spousal Considerations - Death Benefit.”

During the Income Phase, if the Annuitant dies, the remaining value of the fixed Annuity Payment Option in place must be distributed at least as rapidly as the method of distribution under that Annuity Payment Option.

If the Owner is not a natural person, the NQ Distribution Rules apply upon the death or removal of any Annuitant.

Payments made in contravention of the NQ Distribution Rules would adversely affect the treatment of the Contracts as annuity contracts under the Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. Subject to the rights of an irrevocable Beneficiary, you may change or revoke the Beneficiary designation. A change of Beneficiary will not be binding on us until we receive written notification, in Good Order. When we receive such notification and it is in Good Order, the change will be effective as of the date on which the request for change was signed by the Owner, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the request.

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the Contract’s Annuity Income Date or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate a Beneficiary, or a Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which you or the Beneficiary last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit if a Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including full names and complete contact information, if and as they change.

THE INCOME PHASE - ANNUITIZATION PROVISIONS

During the Accumulation Phase, you may at any time elect an Annuity Income Date to begin receiving payments under any available fixed Annuity Payment Option, subject to certain restrictions as described below. The Income Phase of your Contract begins on the Annuity Income Date. On that date, we apply your Contract Value, less any applicable premium tax or similar tax, to the fixed Annuity Payment Option you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to fixed Annuity Payment Option 3, Payments for a Specified Period Certain, as described under “Fixed Annuity Payment Options,” and you cannot change the fixed Annuity Payment Option selected. You may request a full withdrawal before the Annuity Income Date, which will be subject to all charges applicable to withdrawals. (See “Withdrawal Charge.”)

Selection of Annuitant(s)

You select the Annuitant(s) in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life annuity payments involving life contingencies are based. If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant. In the case of joint Annuitants, if either Annuitant dies prior to the Annuity Income Date, the surviving Annuitant will become the sole Annuitant. The Annuitant becomes the Payee on the Annuity Income Date.

When a fixed Annuity Payment Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payments.

Your Annuity Income Date

The following restrictions apply to the Annuity Income Date you may select:

•	The earliest possible Annuity Income Date is the first Contract Anniversary;

•

The Maximum Annuity Income Date is the first day of the month following the Contract Anniversary after the Annuitant’s 100th birthday and, if there is a joint Annuitant, the youngest Annuitant’s 100th birthday, unless otherwise restricted, in the case of a Qualified Contract, by the particular retirement plan or by applicable law;

•	We must receive your selection, in Good Order, at least 30 days before the requested Annuity Income Date; and

•	Any request to change the Annuity Income Date must be received at least 30 days before the current Annuity Income Date.

If you do not select otherwise, your Annuity Income Date will be the Maximum Annuity Income Date.

Your retirement plan or applicable law may also restrict your ability to defer receiving income from your Contract. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence as follows: If you were born before July 1, 1949, your required beginning date is April 1 of the calendar year following the calendar year in which you reach age 70 ½. If you were born on or after July 1, 1949, your required beginning date is April 1 of the calendar year following the calendar year in which you reach age 72. For non-IRAs, distributions must begin no later than April 1 of the calendar year following the year in which you attain the applicable age or the date of retirement instead of age 72 if it is later. For that year, and each succeeding year, a distribution must be made on or before December 31.

Fixed Annuity Payment Options

You may select a fixed Annuity Payment Option, which you may change during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Income Date. If we have not received your written selection on the 30th day before the Annuity Income Date, the Annuitant will receive fixed Annuity Payment Option 2, for a life annuity with 120 monthly payments certain (10 Years). There may be additional limitations on the Annuity Payment Option you may elect under your particular retirement plan or applicable law.

We offer the following fixed Annuity Payment Options for payments during the Income Phase. We may also agree to other settlement options, at our discretion.

1.	Single-Life Annuity

We provide payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary. Note that if the Annuitant dies prior to the end of the first month after the Annuity Income Date, only one annuity payment will be made.

2.	Life Annuity with Period Certain

We make payments during the longer of the Annuitant’s lifetime, or a selected period of no less than five (5) years and no more than thirty (30) years. In addition, we guarantee that the Beneficiary will receive payments for the remainder of the period certain, if the Annuitant dies during that period, unless the Beneficiary elects to receive the discounted value of the remaining payments in one sum. The selection of a longer period results in smaller payments. If no Beneficiary is designated, we pay the discounted value of any remaining payments in one lump sum to the Annuitant’s estate.

If your Contract is a Qualified Contract, in general, payments cannot extend beyond December 31st of the tenth year after your death. If, on the date of your death, the Beneficiary is your spouse, or is not more than ten years younger than you or is “disabled” or “chronically ill” as either of those terms is defined under federal tax laws, this restriction does not apply and the Beneficiary may receive monthly payments for the remainder of the period certain, regardless of its duration. If the Beneficiary is your child and under the age of majority on the date of your death, the Beneficiary may take monthly payments over a period that does not extend beyond December 31st of the tenth year after the Beneficiary attains the age of majority.

3.	Period Certain

We make payments for a specified period of time you select from ten (10) to thirty (30) years. The longer the period you select, the smaller the payments will be. The payment period may not exceed the Annuitant’s life expectancy. If the Annuitant dies before the end of the period selected, payments will continue to the Beneficiary until the end of the period unless the Beneficiary elects to receive the discounted value of the remaining payments in one sum.

If your Contract is a Qualified Contract, in general, payments cannot extend beyond December 31st of the tenth year after your death. If, on the date of your death, the Beneficiary is your spouse, or is not more than ten years younger than you or is “disabled” or “chronically ill” as either of those terms is defined under federal tax laws, this restriction does not apply and the Beneficiary may receive monthly payments for the remainder of the period certain, regardless of its duration. If the Beneficiary is your child and under the age of majority on the date of your death, the Beneficiary may take monthly payments over a period that does not extend beyond December 31st of the tenth year after the Beneficiary attains the age of majority.

4.	Joint and Survivor Annuity

We make payments while the Annuitant and the joint Annuitant are alive. After the death of one of the Annuitants, we will continue to make payments for the lifetime of the surviving Annuitant. Annuity payments stop when the surviving Annuitant dies.

If your Contract is a Qualified Contract, this Annuity Option is available only if the Annuitant and the joint Annuitant are spouses.

5.	Joint and Survivor Annuity with a Period Certain

We make payments for the longer of:

(a)	the Annuitant’s lifetime and joint Annuitant’s lifetime, or

(b)	the period selected (at least 5 years but not more than 30 years).

If your Contract is a Qualified Contract, this Annuity Option is available only if the Annuitant and the joint Annuitant are spouses.

If both Annuitants die before the end of the period, payments will continue to the Beneficiary until the end of the period unless the Beneficiary elects to receive the discounted value of the remaining payments in one lump sum.

If your Contract is a Qualified Contract, in general, payments cannot extend beyond December 31st of the tenth year after your death. If, on the date the last surviving Annuitant’s death, the Beneficiary is, or is not more than ten years younger, or is “disabled” or “chronically ill” as either of those terms is defined under federal tax laws, this restriction does not apply and the Beneficiary may receive monthly payments for the remainder of the period certain, regardless of its duration. If the Beneficiary is your child and under the age of majority on the date of your death, the Beneficiary may take monthly payments over a period that does not extend beyond December 31st of the tenth year after the Beneficiary attains the age of majority.

We make monthly, quarterly, semi-annual and annual modal payments subject to a minimum modal payment of $100.

Remember that the Annuity Payment Option may not be changed once annuity payments begin.

Determination of Amount of Annuity Payments

Adjusted Contract Value

The adjusted Contract Value is the amount we apply to your fixed Annuity Payment Option to provide fixed annuity payments. We calculate adjusted Contract Value by taking your Contract Value on the Business Day just before the Annuity Income Date and deducting any applicable premium tax or similar tax.

Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the Contract Value and the applicable “annuity payment rates.” These will be either (1) the rates in your Contract, or (2) new rates we have published and are using on the Annuity Income Date if they are more favorable. (See “Interest Rates and Mortality Table.”)

Minimum Payments

If your Contract Value is less than $2,000 at the end of the Valuation Period immediately before the Annuity Income Date, or the modal annuity payment would be less than $100, we will pay the Annuity Contract Value to the Annuitant in one payment, except as otherwise provided under the GLWB, if elected.

Interest Rates and Mortality Table

The mortality table used in determining the guaranteed minimum annuity payment rates for the fixed Annuity Payment Options is the Annuity 2000 Mortality Table projected for mortality improvements using Projection Scale G. The interest rate used is 1%.

An Adjusted Age is used to determine the applicable guaranteed minimum annuity payment rate. The Adjusted Age equals the actual age(s) of the Annuitant(s), in completed years and months, as of the Annuity Income Date, less an age setback. The age setback is one year for Annuity Income Dates occurring during the years 2020-2029; the age setback is two years for Annuity Income Dates occurring during the years 2030-2039; and so on.

Guaranteed minimum annuity payments are applied to Adjusted Ages for the fixed Annuity Payment Options. Rates for Adjusted Ages expressed in completed years and months will be based on straight line interpolation between the appropriate annuity payment rates.in the Contract.

Annuity Payment Options as Method of Payment for Death Benefit

During the Accumulation Phase, you or your Beneficiary may also select a fixed Annuity Payment Option as a method of settlement of the death benefit as described under the “DEATH BENEFIT” section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Income Date will be the first Valuation Period after the Death Benefit Date.

GENERAL PROVISIONS

Deferral of Payments and Transfers

The Company may suspend or defer payment of any amount due from the Variable Account, including the death benefit or any transfer among Subaccounts, if:

•	the NYSE is closed (except weekends and holidays),

•	trading on the NYSE is restricted,

•

the SEC determines that an emergency exists and that it is not reasonably practicable to: (i) dispose of securities held in the Variable Account; or (ii) determine the value of the net assets of the Variable Account, or

•	the SEC permits a delay for the protection of Owners.

If, pursuant to SEC rules, a government money market fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, or death benefit from the corresponding Subaccount until the Fund is liquidated.

We may also defer payment of amounts payable from the Fixed Account for withdrawal requests and death benefits for up to six months if permitted by our domiciliary insurance department.

If mandated under applicable law, we may be required to reject a Purchase Payment and/or restrict an Owner’s account and thereby refuse to honor any request for transfers, withdrawals, surrenders or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your Contract to governmental regulators.

Exercise of Contract Rights

Contract rights and privileges can be exercised by the Owner and Joint Owner without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Income Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Income Date. The Beneficiary becomes the Payee on the death of the Owner prior to the Annuity Income Date, or on the death of the Annuitant after the Annuity Income Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

A Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose unless allowed under applicable law.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Income Date. A change of ownership will not be binding on us until we receive written notification, in Good Order. When we receive such notification and it is in Good Order, the change will be effective as of the date on which the request for change was signed by the Owner, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the request. If you change the Owner of a Non-Qualified Contract without full and adequate consideration, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Voting of Fund Shares

To the extent required by law, we will vote all shares held in the Variable Account in accordance with instructions we receive from persons with voting interests in the Funds. During the Accumulation Phase, you will have the right to give voting instructions.

Before a vote of the shareholders of a Fund occurs, each person with voting interests in the Fund will receive voting materials from us or the Funds. We will ask those persons to instruct us on how to vote and to return their respective voting instructions to us in a timely manner. You are permitted to cast votes based on the dollar value of the shares of each Fund that we hold for your Contract in the corresponding Subaccount. We calculate this value based on the number of Variable Accumulation Units allocated to your Contract as of the date set by the Fund and the value of each Variable Accumulation Unit on that date. We count fractional votes.

We will vote any shares owned by us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from person(s) with voting interests in the Fund. Because of this method of proportional voting, a small number of persons with voting interests in the Fund may determine the outcome of a shareholder vote. If, however, we determine that we are permitted to vote the Fund shares in our own right, then we may do so.

Reports to Owners

We will send you, by regular U.S. mail, an immediate confirmation statement of all Purchase Payments, non-automated withdrawals, (including any Withdrawal Charge and federal taxes on withdrawals), death benefit payments, annuity payments and transfers (excluding DCA transfers). In addition, we will send you, by regular U.S. mail, a quarterly confirmation statement showing your current Contract Value, death benefit value, and investment allocation. Each quarterly statement will detail transactions that occurred during the last calendar quarter including Purchase Payments, transfers (including DCA transfers), partial withdrawals, systematic withdrawals, AWA payments, portfolio rebalancing, and any Annual Contract Fee assessed.

If you have enrolled in the electronic delivery service and consented to receive documents electronically, we will send you an email at the address you provided notifying you when we have posted your confirmations, statements, and certain reports on our website.

It is your obligation to review confirmation statements carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

Substitution of Securities

Shares of any or all Funds may not always be available through the Subaccounts under the Contract. We may add or delete Funds or other investment companies available through Subaccounts under the Contract. We may also substitute shares of another Fund or shares or units of another SEC-registered investment company for the shares held in any Subaccount. We will not make any substitution without SEC approval and any required state insurance department approval. We may close Subaccounts to allocation of Purchase Payments or Contract Value, or both, in our sole discretion.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Subaccounts, the Variable Account may be operated as a management company under the 1940 Act or it may be deregistered under the 1940 Act in the event registration is no longer required. We will not deregister the Variable Account without SEC approval. In the event of any change in the operation of the Variable Account pursuant to this provision, we may supplement this Prospectus to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Splitting Units

The Company reserves the right to split or combine the value of Variable Accumulation Units. In effecting any such change of unit values, strict equity will be preserved, and no change will have a material effect on the benefits or other provisions of the Contract.

Modification

Upon notice to the you, we may modify the Contract if such modification: (a) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (b) is necessary to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or annuity contracts; (c) is necessary to reflect a change in the operation of the Variable Account or the Subaccounts; (d) provides additional Variable Account options; or (e) may otherwise be in the best interests of Owners. In the event of any such modification, the Company may make appropriate endorsement to the Contract and supplement this Prospectus to reflect such modification. The Company cannot make any modification that reduces or eliminates the benefits or coverage, or impairs or invalidates any right granted to the Owner under the Contract except for amendments to conform to changes in any applicable provisions or requirements of the Code.

Misstatement of Age or Sex

If the age or sex of any Annuitant, Beneficiary or Owner has been misstated, the amount payable by us will be that which would be due if the true age or sex had been stated. If we make or have made any overpayments or underpayments due to the misstatement, the excess amount and interest at a rate not to exceed 6.00% per annum will be charged against, or added to, payments coming due after the adjustment.

Assignment

Any assignment of rights under the Contract must be received by us in writing. Unless otherwise specified, assignments will be effective as of the date on which the request is signed by the Owner, subject to any action taken by the Company prior to its receipt of the assignment request. In no event will the Company be responsible for the validity of the assignment. We have no liability under any assignment for our actions or omissions made in good faith. A Qualified Contract may not be sold, assigned, transferred, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose unless allowed under applicable law. The GLWB will terminate if an assignment results in an ownership change that has the effect of changing the GLWB Covered Person(s) except as described above in the Effect of Divorce on the GLWB and Death of the Owner provisions.

Incontestability

The Contract is incontestable.

Nonparticipating

The Contract is nonparticipating and will not share in any profits or surplus earnings of the Company and, therefore, no dividends are payable under the Contract.

Proof of Age and Survival

The Company shall have the right to require reasonable evidence of the age and survival of any Annuitant.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) deregister the Variable Account under the 1940 Act; (2) combine the Variable Account with one or more other separate accounts; (3) operate the Variable Account as a management investment company or in any other form permitted by law; (4) substitute shares of a Fund (or portfolios or classes thereof) for shares of another investment company (or portfolios or classes thereof) if shares of such Fund (or portfolios or classes thereof) are not available, or if, in the Company’s judgment, further investment in such Fund’s shares (or portfolios or classes thereof) is no longer appropriate in view of the purposes of the Variable Account; (5) add or delete Funds (or portfolios or classes thereof) and corresponding Subaccounts; (6) restrict or eliminate any rights of Owners or other persons who have the right to give voting instructions as to the Variable Account; (7) cease accepting Purchase Payments under the Contract; (8) close or liquidate a Subaccount if, in the Company’s sole discretion, marketing, tax, investment, or other conditions warrant such change; and (9) transfer assets in the Variable Account to another separate account. We will provide you with notice of these changes to your rights under the Contract as required by federal and state laws.

Right to Examine and Cancel

The Contract contains a Right to Examine provision. You may return and cancel your Contract within 10 days after receiving it (30 days if your Contract was purchased as part of a replacement or later, if required by your state). We will return your Contract Value as of the end of the Valuation Period when we receive your cancellation request in Good Order plus any amount deducted from your Purchase Payments. This amount may be more or less than the original Purchase Payment. If the Contract is issued in a state requiring the return of Purchase Payments, you will receive the greater of (1) your Contract Value as of the Valuation Period we receive your cancellation request, reduced by the applicable Annual Contract Fee and the Withdrawal Charge or (2) your total Purchase Payments made as of that date.

If you are establishing an Individual Retirement Annuity (“IRA”), the Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within seven days after your Issue Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow an Owner establishing an IRA a right to return as set forth in the preceding paragraph, notwithstanding the provisions of the Code.

TAX PROVISIONS

This section provides general information on the federal income tax consequences of ownership of a Contract and is not intended as tax advice. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

U.S. Federal Income Tax Provisions

This discussion is not intended to provide tax advice and assumes that the Contract qualifies as an annuity contract for federal income tax purposes. This discussion is not intended to address the tax consequences resulting from all situations. Before entering into the Contract or initiating any transaction, you should consult a competent tax advisor.

This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (“IRS”). No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. No attempt has been made to consider any applicable state or other tax laws.

Investment Diversification and Investor Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying Non-Qualified Contracts. Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in the value of the Contract. We believe that each Fund available through Subaccounts under the Contract complies with these regulations. You bear the risk that the entire Non-Qualified Contract could be disqualified as an annuity under the Code due to the failure of a Fund to be adequately diversified.

In certain circumstances, owners of variable annuity contracts such as the Contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their variable annuity contracts due to their ability to exercise investment control over those assets. When this is the case, the owners have been currently taxed on income and recognized gains attributable to the separate account assets. In Revenue Ruling 2003-91, the IRS provided guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying that contract to be treated as the owner of those assets for federal income tax purposes. Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. While we believe that the Contracts do not give Owners investment control over separate account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract. Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Variable Account. You bear the risk that you may be treated as the owner of Variable Account assets and taxed accordingly.

Taxation of Annuities

Section 72 of the Code governs the taxation of annuities, including the Contracts. An owner who is a “natural person” will not generally be taxed on increases, if any, in the Contract Value until all or part of the Contract Value is distributed.

Non-Qualified Contracts

Deductibility of Purchase Payments. For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the “investment in the contract” for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

Pre-Distribution Taxation of Contracts. Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any Payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Contract Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an “immediate annuity,” which the Code defines as a single premium contract with an Annuity Income Date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

Distributions and Withdrawals from Non-Qualified Contracts. The Contract Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Contract Value under a Non-Qualified Contract before the Annuity Income Date must be treated as a receipt of investment earnings to the extent the Contract Value immediately prior to the withdrawal exceeds the “investment in the contract.” You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Contract Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified Contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract. If you withdraw your entire Contract Value under a Non-Qualified Contract before the Annuity Income Date (a “full surrender”), the taxable portion will equal the amount you receive less the “investment in the contract” (i.e., the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of the Contract), less any Purchase Payments that were amounts previously received which were not includable in income).

We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS information about your withdrawal. Under the Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity’s cash value (determined without regard to surrender charges) exceeds the investment in the contract. There is no definition of “cash value” in the Code and, for tax reporting purposes, we are currently treating it as the Contract Value of the Contract. However, there can be no assurance that the IRS will agree that this is the correct cash value. The IRS could, for example, determine that the cash value is the Contract Value plus an additional amount representing the value of an optional benefit. If this were to occur, election of an optional benefit could cause any withdrawal, including a withdrawal under the withdrawal benefit of any optional living benefit, to have a higher proportion of the withdrawal derived from taxable investment earnings. Prior to electing to participate in an optional benefit (or, if applicable, prior to renewing your participation in any optional living benefit), you should consult with a qualified tax professional as to the meaning of “cash value.”

Annuity Payments. A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Income Date will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee’s expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to the total Purchase Payments, no further exclusion is allowed, and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

Penalty Tax on Certain Withdrawals. A penalty tax of 10% may also apply to taxable cash withdrawals, including Free Withdrawal Amounts and lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to: (i) distributions made after age 59 1⁄2; (ii) distributions pursuant to the death or disability (as defined in the Code) of the Owner; (iii) distributions that are a part of a series of substantially equal periodic payments made not less frequently than annually for your life or life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary; or (iv) distributions under an immediate annuity (as defined above). Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a qualified tax professional with regard to exceptions from the penalty tax.

Taxation of Non-Qualified Death Benefit Proceeds. Generally, death benefits paid upon the death of an Owner are not life insurance benefits and will generally be includable in the income of the recipient to the extent they represent investment earnings under the Contract. For this purpose, the amount of the investment in the Contract is not affected by the Owner’s or Annuitant’s death, i.e., the investment in the Contract must still be determined by reference to the Owner’s investment in the Contract. Special mandatory distribution rules also apply after the death of the Owner when the beneficiary is not the surviving spouse of the Owner.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the Contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

For a Non-Qualified Contract to be treated as an annuity contract for federal income tax purposes, the terms of the Contract must provide the following three distribution rules:

(1)	If the Owner dies before the date annuity payouts begin, the entire Contract Value must generally be distributed within five years after the date of death;

(2)

If payable to a designated Beneficiary, the distributions may be paid over the life of that designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, so long as payouts start within one year of the Owner’s death; and

(3)	If the sole designated Beneficiary is the Owner’s spouse, the Contract may be continued in the name of the spouse as Owner.

If the Owner dies on or after the date annuity payouts start, and before the entire interest in the Contract has been distributed, payments under the Contract must continue on the same or on a more rapid schedule than that provided for in the method in effect on the date of death.

Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an Annuitant other than the Owner or the selection of certain maturity dates may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer or assignment should consult a qualified tax professional as to the tax consequences.

Section 1035 of the Code provides that no gain or loss will be recognized on the exchange of one annuity contract for another. Generally, an annuity contract issued in an exchange for another annuity contract is treated as new for purposes of the penalty and distribution at death rules.

In Revenue Procedure 2011-38, the IRS set forth the rules as to when a partial transfer between annuity contracts will be treated as a tax-free exchange under Section 1035 of the Code. Under Rev. Proc. 2011-38:

The period of time in which cash cannot be withdrawn from either contract after a partial transfer is 180 days beginning on the date of the transfer; and

Annuity payments that satisfy the partial annuitization rule of IRC Section 72(a)(2) will not be treated as a distribution from either the old or new contract.

Please discuss any tax consequences concerning any contemplated or completed transactions with a qualified tax professional.

Withholding. Annuity distributions are generally subject to withholding for the Annuitant or other Payee’s federal income tax liability. An Annuitant or other Payee can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs.

Partial Annuitization. If part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment because there is no partial annuitization under the Contract.

Qualified Contracts

Currently, we offer Qualified Contracts only as Traditional IRAs or Roth IRAs under Section 408 and 408A of the Code.

“Qualified Contracts” are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code. Annuity contracts also receive tax-deferral treatment. It is not necessary that you purchase an annuity contract to receive the tax-deferral treatment available through a Qualified Contract. If you purchase this annuity Contract as a Qualified Contract, you do not receive additional tax-deferral. Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

Individual Retirement Accounts and Annuities. Individual Retirement Accounts and Annuities (“IRAs”), as defined in Section 408 of the Code, permit eligible individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual’s gross income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. In addition, certain distributions from some other types of retirement plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions, including Free Withdrawal Amounts, made before age 59 1⁄2, unless an exception applies. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled “Right to Return.”

The IRS imposes special information requirements with respect to IRAs and we will provide the necessary information for Contracts issued as Individual Retirement Annuities. If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

The Coronavirus Aid, Relief and Economic Security (“CARES”) Act. The CARES Act waives the required minimum distribution rules for calendar year 2020 for (1) plans (including 401(k) plans) qualified under Code Section 401, (2) defined contribution plans described in Code Sections 403(a) and 403(b), (3) eligible governmental defined contribution plans described in Code Section 457(b) and (4) Individual Retirement Accounts and Individual Retirement Annuities described in Code Section 408. In addition, distributions which are required to be made in calendar year 2020 by reason of a required beginning date occurring in such calendar year and such distribution not having been made before January 1, 2020 are also waived.

Roth Individual Retirement Arrangements. Section 408A of the Code permits certain eligible individuals to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you roll over from or convert a traditional IRA Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract’s account balance. Thus, you should consult with a qualified tax professional prior to any conversion. Distributions from a Roth IRA are generally not taxed, except that once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1⁄2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

If your Contract is a traditional Individual Retirement Annuity or is held by your traditional Individual Retirement Account and you convert such a traditional Annuity or Account to a Roth IRA, the IRS rules for determining the amount of your taxable income at the time of conversion include an amount based on the RMD actuarial present value requirements discussed below. Thus, your election of a Contract’s optional benefit could cause your taxable income upon conversion to be higher than it would be without such an election. Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit or death benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on conversion taxable income.

The IRS imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

Distributions and Withdrawals from Qualified Contracts. In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59 1⁄2, except in certain circumstances.

If you receive a distribution from a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity, a governmental Code Section 457 plan or an IRA and roll over some or all of that distribution to a Qualified Contract, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan, tax-sheltered annuity or governmental Section 457 plan will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance into a Qualified Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan, governmental Section 457 plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

•	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

•	any required minimum distribution; or

•	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan. However, a non-surviving-spouse Beneficiary may be able to directly transfer a distribution to a so-called inherited IRA that will be subject to the IRS distribution rules applicable to beneficiaries.

Taxation of Qualified Death Benefit Proceeds. Generally, death benefits paid upon the death of a Participant are not life insurance benefits and will generally be includable in the income of the recipient.

If the Owner died on or before December 31, 2019, and after RMD distributions have begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the individual’s death.

If the Owner died on or before December 31, 2019, and before RMD distributions have begun, distribution of the individual’s entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the individual’s death unless an election is made to receive distributions in accordance with the rules set forth below:

(1)

If the Owner’s interest is payable to a designated Beneficiary, then the entire interest of the individual may be distributed in equal or substantially equal payments over the life or over a period certain not greater than the life expectancy of the designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Owner died;

(2)

If the designated Beneficiary is the Owner’s surviving spouse, the date distributions are required to begin in accordance with (1) above must not be earlier than the later of (a) December 31 of the calendar year immediately following the calendar year in which the individual died or (b) December 31 of the calendar year in which the individual would have attained age 70½;

If the Owner dies on or after the date annuity payouts start, and before the entire interest in the Contract has been distributed, payments under the Contract must continue on the same or on a more rapid schedule than that provided for in the method in effect on the date of death.

If the Owner dies after December 31, 2019, regardless of whether RMD distributions have begun, distribution of the individual’s entire interest must be completed by December 31 of the calendar year containing the tenth anniversary of the Owner’s death unless an election is made to receive distributions in accordance with the following three distribution rules:

(1)

If, on the date of the Owner’s death, the Beneficiary is not more than ten years younger than the Owner or is “disabled” or “chronically ill” as either of those terms is defined under Federal Tax Laws, the death benefit may also be taken in the form of an annuity over the Beneficiary’s lifetime or life expectancy;

(2)

If the Beneficiary is the Owner’s child and under the age of majority on the date of the Owner’s death, the Beneficiary may elect to defer receipt of the death benefit for any period up to December 31st of the tenth year after reaching the age of majority, or take the death benefit in the form of an annuity over a period that does not extend beyond December 31st of the tenth year after reaching the age of majority; and

(3)

If the sole Beneficiary is the Owner’s surviving spouse, the spouse may treat the Contract as his or her own Qualified Contract. This election will be deemed to have been made if such surviving spouse makes a regular Contribution to the Contract, makes a rollover to or from such Contract, or fails to elect any of the above provisions.

If the Owner dies on or after the date annuity payments start, and before the entire interest in the Contract has been distributed, the Beneficiary must take any remaining payments over a period that does not extend beyond December 31st of the tenth year after your death. If, on the date of your death, the Beneficiary is your spouse, or is not more than ten years younger than you or is “disabled” or “chronically ill” as either of those terms is defined under Federal Tax Laws, this restriction does not apply. If the Beneficiary is your child and under the age of majority on the date of your death, the Beneficiary may take any remaining payments over a period that does not extend beyond December 31st of the tenth year after the Beneficiary attains the age of majority.

Withholding. In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, a Beneficiary who is not the surviving spouse may elect a direct rollover only to a so-called inherited IRA that will be subject to the IRS distribution rules applicable to beneficiaries. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

Impact of Optional Living Benefit and Optional Death Benefits

For further discussion on the impact of the optional living benefit, see “Tax Issues Under the GLWB.”

Required Minimum Distributions. If your Contract is a Qualified Contract other than a Roth IRA, it is subject to certain lifetime required minimum distribution (RMD) requirements imposed by the Code and IRS regulations. If you were born before July 1, 1949, your required beginning date is April 1 of the calendar year following the calendar year in which you reach age 70 ½. If you were born on or after July 1, 1949, your required beginning date is April 1 of the calendar year following the calendar year in which you reach age 72. For non-IRAs, distributions must begin no later than April 1 of the calendar year following the year in which you attain the applicable age or the date of retirement instead of age 72 if it is later. For that year, and each succeeding year, a distribution must be made on or before December 31. The RMD Amount for a distribution calendar year is generally calculated by dividing the Contract’s value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulation.

The IRS’s RMD regulations provide that the annual RMD Amount is to be calculated based on the Contract Value as of 12/31 plus “the actuarial present value of any additional benefits” that are provided under your Contract (such as optional death and living benefits) which is also calculated as of 12/31. When we notify you yearly of the RMD Amount, we will inform you if the calculation included the actuarial present value of any additional benefits since such inclusion would have increased your RMD Amount. Because of the actuarial present value requirements, your initial election of a Contract’s optional benefit could cause your RMD Amount to be higher than it would be without such an election. Prior to electing to participate in any optional benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on your yearly RMD Amounts.

You may take an RMD Amount calculated for a particular Individual Retirement Annuity from that Annuity or from any other IRA you may have established.

If you are subject to the RMD requirements while you are enrolled in the GLWB, any RMD Amount that you take from the Contract prior to the Income Start Date will reduce the amount of the benefit under the GLWB. This reduction could significantly reduce the value of the optional living benefit to you.

If you are subject to the RMD requirements while you are enrolled in an optional death benefit, any RMD Amount that you take from the Contract will reduce the value of your optional death benefit in the same proportion as the Contract Value is reduced by the partial withdrawal. The reduction in the value of your optional death benefit may be more than the amount of the partial withdrawal. This reduction could significantly reduce the value of the optional death benefit to you.

Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit or death benefit, you should consult with a qualified tax professional as to the possible effect of RMD distributions on the benefits that might otherwise be available.

Definition of Spouse Under Federal Law

The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a qualified tax professional for more information on this subject.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Please consult a qualified estate planning professional for more information.

Generation-skipping Transfer Tax

Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS. Please consult a qualified tax professional for more information.

Medicare Tax

Distributions from Non-Qualified Contracts will be considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a qualified tax professional for more information.

Tax Cuts and Jobs Act of 2017

On December 22, 2017, the Tax Cuts and Jobs Act was enacted that included a broad range of tax reforms affecting businesses and individuals, including certain provisions related to contract owner tax reporting (effective after January 1, 2018). Please consult a qualified tax professional for more information.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax professional regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a qualified tax professional with respect to legislative developments and their effect on the Contract.

ADMINISTRATION OF THE CONTRACT

se2, llc, a third-party provider of contract administrative services for life insurance companies, located at 5801 SW 6th Avenue, Topeka, KS 66636, administers the Contracts. Administrative functions performed by se2 include maintaining the books and records of the Variable Account and the Subaccounts; maintaining records of Owner(s)’ address, taxpayer identification number, Contract number; processing Applications, Purchase Payments, transfers, death benefits, living benefits, full surrenders and partial withdrawals; issuing Contracts; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; and furnishing telephonic transfer services. The compensation paid to se2 is based on the number of Contracts to which they provide these administrative services.

Business Disruption and Cyber Security Risks

We rely on technology, including digital communications and data storage networks and systems, to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our service providers and other business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure and cyber-attacks. We have established administrative and technical controls and cyber security plans, including a business continuity plan, to identify and protect our operations against business interruption and/or cyber security breaches. Despite these controls, a cyber security breach could have a material, negative impact on the Company and the Variable Account, as well as on you and your Contract. Our operations also could be negatively affected by a cyber security breach impacting a third party, such as a governmental or regulatory authority, a service provider or another participant in the financial markets. Operational and information security risks include, among other things, the theft, misuse, corruption, and destruction of data maintained online or digitally, interference with or denial of service, attacks on our website and other operational disruption, interruptions of service resulting from natural disasters, and unauthorized release of confidential customer information. Cyber security breaches may interfere with our processing of Contract transactions, including the processing of orders, impact our ability to calculate Variable Accumulation Unit values, cause the release or possible destruction of your confidential information or business information, impede order processing or cause other operational issues, subject us and/or our service providers and intermediaries to regulatory fines, litigation, and financial losses and/or cause reputational damage. Cyber security breaches may also impact the Funds and the issuers of securities in which the Funds invest, which may cause the Funds to lose value. There can be no assurance that we or the Funds will always be able to avoid cyber security risks.

In addition, we are also exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, any of which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID- 19), could affect the ability of our employees or the employees of our service providers to perform their job responsibilities. In the event our employees and/or the employees of our service providers are required to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of Contract-related transactions, including orders from Contract owners. Catastrophic events may negatively affect the computer and other systems on which we rely, impact our ability to calculate the Variable Accumulation Unit values, or have other possible negative impacts. There can be no assurance that we, our service providers, or the Funds will be able to avoid negative impacts associated with natural and man-made disasters and catastrophes.

The COVID-19 pandemic to date has led to the implementation of various responses, including government-imposed quarantines, travel restrictions and other public health-focused safety measures across the United States and in other countries. Some of these responses may increase the risk to the Company and the Variable Account of cyber security breaches or other forms of business disruption in ways that are currently unpredictable. Although we continually make efforts to identify and reduce our exposure to these risks, there is considerable uncertainty around both the severity and duration of the COVID-19 outbreak and, for that reason, the future financial and other impacts of the pandemic on the Company cannot reasonably be estimated at this time.

DISTRIBUTION OF THE CONTRACT

Contracts are sold by licensed financial professionals in those states where the Contract may be lawfully sold. Such financial professionals will be registered representatives of affiliated or unaffiliated broker-dealer firms (the “Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 that are members of the Financial Industry Regulatory Authority (“FINRA”) and that have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, and is a member of FINRA.

The Company pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The financial professionals who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their financial professional. This compensation is not paid directly by the Owner or the Variable Account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support services to the Funds.

The amount and timing of commissions paid to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 7.00% of Purchase Payments, and 1.25% annually of the Owner’s Contract Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations, and this compensation may be significant in amount. The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the financial professionals of the Selling Broker-Dealers. This compensation may be significant in amount and may be based on a percentage of Purchase Payments and/or a percentage of Contract Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments, in certain circumstances referred to as “override” compensation, or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealers’ preferred or recommended list, access to the Selling Broker-Dealers’ financial professionals for purposes of promoting sales of the Company’s products, assistance in training and education of the financial professionals, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer’s actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the financial professional. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.

In addition to selling our variable contracts (including the Contract), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Contracts or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its financial professionals) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its financial professionals to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual contract is not affected by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Contracts by, Selling Broker-Dealers and their financial professionals. Such payments may be greater or less in connection with the Contracts than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or financial professional to present a Contract to you instead of (or more favorably than) another product or products that might be preferable to you.

You should ask your financial professional for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading “Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates.” During 2019, $115,744, respectively, in commissions were paid by Delaware Life Insurance Company on behalf of Clarendon in connection with the distribution of the Contracts.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC a registration statement under the Securities Act of 1933 relating to the Contracts. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statement and its exhibits.

The SEC maintains a website (www.sec.gov) that contains the SAI and other information filed electronically by Delaware Life concerning the Contract, the optional living and death benefit riders, and the Variable Account. You also can inspect and copy this information and our registration statements at the SEC’s public reference facilities at the following location: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (800) SEC-0330. The SEC’s public reference room will also provide copies by mail for a fee.

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March 1st in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his/her agents at any time and a full examination of the Company’s operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the State of Delaware and the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company and its affiliates, under insurance holding company laws. Under such laws, inter-company transfers of assets and dividend payments by insurance companies may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Such insurance holding company laws protect the Company’s ability to pay all guaranteed contract benefits, including any optional living benefits and death benefits. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer’s own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable. A state’s assessment on insurers in connection with the state guaranty fund would not affect the Company’s obligation to pay guaranteed contract benefits, including any optional living benefits and death benefits. If an assessment were so large as to affect the Company’s own ability to meet its obligations, then the provisions to excuse, defer, or offset such assessment would allow the Company to pay guaranteed contract benefits.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

The Company, like other insurance companies, is involved in lawsuits, including class action lawsuits. Although the outcome of any litigation cannot be predicted with certainty, Delaware Life Insurance Company believes that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, on the ability of Clarendon Insurance Agency, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more specific information relating to the Variable Account and Delaware Life, such as:

Delaware Life Insurance Company and Delaware Life Variable Account F	2
Distribution of the Contract	2
Other Service Providers	3
Performance Information	3
Annuity Provisions	4
Custodian	5
Financial Statements	5

APPENDIX A

STATE LAW VARIATIONS

Right to Examine and Cancel

California, Florida, and North Dakota only

You may return and cancel your Contract within 10 days after receiving it (30 days if replacement or any longer period as may be required by applicable law).

The following states permit a longer period than 10 days after receiving your Contract for you to examine and cancel your Contract.

California - 30 days (once approved)

Florida - 21 days

North Dakota - 20 days

Terminal Illness Withdrawal Charge Waiver (“TIW”)

South Dakota only

Under the TIW endorsement, we reserve the right to require a second opinion concerning the character and the extent of the Terminal Illness for which a claim is made and to have you examined by a Licensed Physician of our choosing and at our expense. However, for Contracts issued in South Dakota, a second opinion is at our expense and the Licensed Physician must be mutually acceptable to you and the Company.

Guarantee Periods

Florida only

For Contracts issued in Florida, the Company will offer a one-year Guarantee Period only for the duration of your Contract.

GLWB

North Dakota only

To determine the maximum Withdrawal Benefit Base of $5,000,000 for Contracts issued in North Dakota, the Company will not aggregate the Withdrawal Benefit Base with the withdrawal benefit bases of other variable annuity contracts owned by you that have been issued by us or our affiliates.

APPENDIX B -

EXAMPLES OF WITHDRAWALS, SURRENDERS, AND WITHDRAWAL CHARGES

Example of Full Withdrawal:

Contract Year		Purchase Payments	Hypothetical Contract Value Beginning of Year	Free Withdrawal Amount	Purchase Payment Subject to Withdrawal Charge	Withdrawal Charge Percentage	Withdrawal Charge Amount
(a)	1	40,000	40,000	-	40,000	8%	3,200
	2	-	42,000	4,200	37,800	7%	2,646
	3	-	45,000	4,500	40,000	6%	2,400
(b)	4	-	50,000	5,000	40,000	6%	2,400
	5	-	55,000	5,500	40,000	5%	2,000
	6	-	60,000	6,000	40,000	4%	1,600
	7	-	70,000	7,000	40,000	3%	1,200
(c)	8	-	75,000	7,500	-	0%	-

(a)

The Free Withdrawal Amount in any Contract Year is equal to 10% of the Contract Value on the last Contract Anniversary prior to the withdrawal. In Contract Year 1, the Free Withdrawal Amount is $0 because this example assumes no Required Minimum Distribution is applicable.

(b)	In Contract Year 4, the Free Withdrawal Amount is $5,000 which equals 10% of $50,000. On a full withdrawal, the amount subject to a Withdrawal Charge is $40,000.

(c)

In Contract Year 8, the Free Withdrawal Amount is $7,500 which is 10% of $75,000. On a full withdrawal, the amount subject to a Withdrawal Charge is $0 since the Purchase Payment amount subject to the Withdrawal Charge equals $0.

Example of Partial Withdrawal:

Contract Year		Purchase Payments	Hypothetical Contract Value Beginning of Year	Hypothetical Contract Value before Withdrawal	Amount of Withdrawal	Remaining Free Withdrawal Amount After Withdrawal	Amount of Withdrawal Subject to Withdrawal Charge	Withdrawal Charge Percentage	Withdrawal Charge Amount	Hypothetical Contract Value after Withdrawal
	1	40,000	40,000	41,000	-	-	-	8%	-	41,000
	2	-	42,000	42,000	-	4,200	-	7%	-	42,000
	3	-	45,000	50,000	-	4,500	-	6%	-	50,000
(a)	4	-	50,000	50,000	4,000	1,000	-	6%	-	46,000
(b)	4	-	50,000	46,000	5,000	-	4,000	6%	240	41,000
(c)	4	-	50,000	41,000	6,000	-	6,000	6%	360	35,000
(d)	4	-	50,000	35,000	35,000	-	30,000	6%	1,800	-

(a)	In Contract Year 4, the Free Withdrawal amount is $5,000 which equals 10% of $50,000. The partial withdrawal amount of $4,000 is less than the Free Withdrawal Amount, so there is no Withdrawal Charge.

(b)

Since a partial withdrawal of $4,000 was taken, the remaining Free Withdrawal Amount in Contract Year 4 is $5,000 - $4,000 = $1,000. Therefore $1,000 of the $5,000 withdrawal is not subject to a Withdrawal Charge, and $4,000 is subject to a Withdrawal Charge. Of the $9,000 withdrawn to date, $5,000 was attributable to the Free Withdrawal Amount and $4,000 was subject to a Withdrawal Charge.

(c)

Since partial withdrawals of $9,000 were taken, the remaining Free Withdrawal Amount in Contract Year 4 is $0; therefore all $6,000 is subject to a Withdrawal Charge. Of the $15,000 withdrawn to date, $5,000 has been from the Free Withdrawal Amount and $10,000 was subject to a Withdrawal Charge.

(d)

The remaining $35,000 is withdrawn. The Withdrawal Charge is 6% of $30,000 = $1,800. The amount subject to a Withdrawal Charge is $25,000 which represents total Purchase Payments not already withdrawn. The total Contract Year 4 Withdrawal Charge is $2,400 which is the same amount that was assessed for a full withdrawal in Contract Year 4 in the Full Withdrawal example.

APPENDIX C -

EXAMPLES OF CALCULATION OF FREE WITHDRAWAL AMOUNT

Contract Year		Purchase Payments	Hypothetical Contract Value Beginning of Year	Hypothetical Contract Value before Withdrawal	Free Withdrawal Amount	Amount of Withdrawals	Remaining Free Withdrawal Amount After Withdrawal	Hypothetical Contract Value after Withdrawal
	1	100,000	100,000	110,000	-	-	-	110,000
	2	-	110,000	110,000	11,000	-	11,000	110,000
	3	-	110,000	150,000	11,000	-	11,000	150,000
(a)	4	-	150,000	165,000	15,000	15,000	-	150,000
(b)	4	40,000	150,000	190,000	-	-	-	190,000
	5	-	190,000	190,000	19,000	-	19,000	190,000
	6	-	190,000	190,000	19,000	-	19,000	190,000
	7	-	190,000	190,000	19,000	-	19,000	190,000
(c)	8	-	190,000	190,000	19,000	-	19,000	190,000
(d)	8	20,000	190,000	210,000	19,000	-	19,000	210,000
(d)	8	-	190,000	210,000	19,000	18,000	1,000	192,000

(a)

In Contract Year 4, a request for the entire Free Withdrawal Amount is received. The Free Withdrawal Amount of $15,000, equals 10% of $150,000, which was the Contract Value on the last Contract Anniversary prior to the withdrawal.

(b)

Later in Contract Year 4, an additional Purchase Payment of $40,000 is made. However, because the Free Withdrawal Amount is based on the Contract Value as of the last Contract Anniversary and the full Free Withdrawal Amount has already been withdrawn, there is no additional Free Withdrawal Amount available from the additional Purchase Payment.

(c)

In Contract Year 8, a request for a partial withdrawal is received. The Free Withdrawal Amount of $19,000, equals 10% of $190,000, which was the Contract Value on the last Contract Anniversary prior to withdrawal.

(d)

Later in Contract Year 8, an additional Purchase Payment of $20,000 is received. However, because the Free Withdrawal Amount is based on the Contract Value on the last Contract Anniversary, there is no additional Free Withdrawal Amount available from the subsequent Purchase Payment.

APPENDIX D -

CONDENSED FINANCIAL INFORMATION

The following information for DELAWARE LIFE MASTERS PRIME VARIABLE ANNUITY SM shows the Variable Accumulation Unit Values for all Subaccounts available in the product. Values shown for years prior to 2018 are for certain Subaccounts which are available in other products offered by the Variable Account with the same total annual asset charge. There were no Variable Accumulation Units in Delaware Life Masters Prime Variable AnnuitySM prior to 2018.

The $10 beginning value for each Variable Accumulation Unit is as of the date the unit value was first calculated, which was generally later than the first day of the year shown.

The information should be read in conjunction with the Variable Account’s financial statements appearing in the Statement of Additional Information.

Fund	Year	Price Level	Accumulation Unit Value Beginning of Year (USD)	Accumulation Unit Value End of Year (USD)	Number of Accumulation Units End of Year
AB Balanced Wealth Strategy Portfolio - Class B	2019	01	9.1444	10.6795	657
	2018	01	10.0000	9.1444	0

AB Large Cap Growth Portfolio - Class B	2019	01	8.7710	11.6441	7,757
	2018	01	10.0000	8.7710	0

AB Small/Mid Cap Value Portfolio - Class B	2019	01	8.1255	9.6261	11,039
	2018	01	10.0000	8.1255	0

American Funds Insurance Series® Asset Allocation - Class 4	2019	01	9.1262	10.9039	10,471
	2018	01	10.0000	9.1262	0

American Funds Insurance Series® Global Balanced - Class 4	2019	01	9.2445	10.9795	0
	2018	01	10.0000	9.2445	0

American Funds Insurance Series® Global Growth - Class 4	2019	01	8.5322	11.3702	0
	2018	01	10.0000	8.5322	0

American Funds Insurance Series® Growth Fund - Class 4	2019	01	8.5634	11.0364	10,862
	2018	01	10.0000	8.5634	0

American Funds Insurance Series® Growth-Income Fund - Class 4	2019	01	8.7425	10.8711	654
	2018	01	10.0000	8.7425	0

American Funds Insurance Series International Fund - Class 4	2019	01	8.8387	10.7125	0
	2018	01	10.0000	8.8387	0

American Funds Insurance Series® New World Fund - Class 4	2019	01	9.0331	11.4968	323
	2018	01	10.0000	9.0331	0

BlackRock Global Allocation V.I. Fund - Class III	2019	01	9.2229	10.7305	18,708
	2018	01	10.0000	9.2229	1,046

ClearBridge Variable Mid Cap Portfolio - Class II	2019	01	8.3089	10.8900	2,537
	2018	01	10.0000	8.3089	0

Fund	Year	Price Level	Accumulation Unit Value Beginning of Year (USD)	Accumulation Unit Value End of Year (USD)	Number of Accumulation Units End of Year
Columbia Variable Portfolio - Asset Allocation Fund - Class 2	2019	01	9.0180	10.7693	0
	2018	01	10.0000	9.0180	0

Columbia Variable Portfolio - Select Large Cap Value Fund - Class 2	2019	01	8.4712	10.8518	3,422
	2018	01	10.0000	8.4712	0

Goldman Sachs U.S. Equity Insights Fund - Service Shares	2019	01	8.4035	10.3727	3,522
	2018	01	10.0000	8.4035	0

Invesco V.I. Core Plus Bond Fund - Series II	2019	01	9.8862	10.8421	0
	2018	01	10.0000	9.8862	0

Invesco V.I. Equity and Income Fund - Series II	2019	01	8.8344	10.4752	0
	2018	01	10.0000	8.8344	0

JPMorgan Insurance Trust Income Builder Portfolio - Class 2	2019	01	9.4889	10.7130	0
	2018	01	10.0000	9.4889	0

Lazard Retirement Global Dynamic Multi-Asset Portfolio - Service Shares	2019	01	9.0408	10.5215	0
	2018	01	10.0000	9.0408	0

Lord Abbett Series Fund, Bond Debenture Portfolio - Class VC	2019	01	9.4723	10.6088	0
	2018	01	10.0000	9.4723	0

MFS® Mid Cap Growth Series - Service Class	2019	01	8.3857	11.4659	8,911
	2018	01	10.0000	8.3857	0
	2017	01	25.7173	32.1885	0
	2016	01	24.8812	25.7173	0
	2015	01	24.1146	24.8812	0
	2014	01	22.4833	24.1146	0
	2013	01	16.5842	22.4833	0

MFS® New Discovery Series - Service Class	2019	01	8.1253	11.3416	495
	2018	01	10.0000	8.1253	0
	2017	01	10.4909	13.0949	0
	2016	01	9.7596	10.4909	0
	2015	01	10.0948	9.7596	0
	2014	01	10.0000	10.0948	0

MFS® Total Return Bond Series - Service Class	2019	01	10.0255	10.8882	189
	2018	01	10.0000	10.0255	0

MFS® Total Return Series - Service Class	2019	01	9.2709	11.0026	0
	2018	01	10.0000	9.2709	0
	2017	01	12.1016	13.3947	0
	2016	01	11.2563	12.1016	0
	2015	01	11.4594	11.2563	0
	2014	01	10.0000	11.4594	0

Fund	Year	Price Level	Accumulation Unit Value Beginning of Year (USD)	Accumulation Unit Value End of Year (USD)	Number of Accumulation Units End of Year
MFS® Value Series - Service Class	2019	01	8.8059	11.2678	7,432
	2018	01	10.0000	8.8059	0
	2017	01	11.7821	13.6608	0
	2016	01	10.4813	11.7821	0
	2015	01	10.7086	10.4813	0
	2014	01	10.0000	10.7086	0

MFS® Core Equity Portfolio - Service Class	2019	01	8.6114	11.3051	661
	2018	01	10.0000	8.6114	0
	2017	01	30.1587	37.1005	0
	2016	01	27.4833	30.1587	0
	2015	01	27.9302	27.4833	0
	2014	01	25.4526	27.9302	0
	2013	01	19.1846	25.4526	0
	2012	01	16.7056	19.1846	0
	2011	01	17.1228	16.7056	0
	2010	01	14.8193	17.1228	0
	2009	01	11.3257	14.8193	0

MFS® Global Growth Portfolio - Service Class	2019	01	8.7711	11.7564	3,816
	2018	01	10.0000	8.7711	0
	2017	01	27.1792	35.3866	0
	2016	01	25.9890	27.1792	0
	2015	01	26.7935	25.9890	0
	2014	01	26.0623	26.7935	0
	2013	01	21.8117	26.0623	0
	2012	01	18.4763	21.8117	0
	2011	01	20.0359	18.4763	0
	2010	01	18.1819	20.0359	0
	2009	01	13.1983	18.1819	0

MFS® Technology Portfolio - Service Class	2019	01	8.1537	10.9463	8,844
	2018	01	10.0000	8.1537	0
	2017	01	45.1536	61.8580	0
	2016	01	42.1660	45.1536	0
	2015	01	38.6118	42.1660	0
	2014	01	35.3976	38.6118	0
	2013	01	26.5938	35.3976	0
	2012	01	23.5580	26.5938	0
	2011	01	23.5955	23.5580	0
	2010	01	19.8656	23.5955	0
	2009	01	11.3963	19.8656	0

MFS® U.S. Government Money Market Portfolio - Service Class	2019	01	10.0109	10.0529	0
	2018	01	10.0000	10.0109	0
	2017	01	9.6915	9.6030	0
	2016	01	9.8085	9.6915	0
	2015	01	9.9276	9.8085	0
	2014	01	10.0482	9.9276	0
	2013	01	10.1703	10.0482	0
	2012	01	10.2945	10.1703	0
	2011	01	10.4192	10.2945	0
	2010	01	10.5458	10.4192	0
	2009	01	10.6739	10.5458	0

Fund	Year	Price Level	Accumulation Unit Value Beginning of Year (USD)	Accumulation Unit Value End of Year (USD)	Number of Accumulation Units End of Year
MFS® Blended Research Small Cap Equity Portfolio - Service Class	2019	01	8.118	10.1272	0
	2018	01	10.0000	8.1118	0
MFS® Conservative Allocation Portfolio - Service Class	2019	01	9.4692	10.8975	53,495
	2018	01	10.0000	9.4692	0

MFS® Global Real Estate Portfolio - Service Class	2019	01	9.4342	11.8078	159
	2018	01	10.0000	9.4342	0

MFS® Growth Allocation Portfolio - Service Class	2019	01	8.8919	11.1281	6,631
	2018	01	10.0000	8.8919	0

MFS® Moderate Allocation Portfolio - Service Class	2019	01	9.1632	11.0363	0
	2018	01	10.0000	9.1632	0

MFS® New Discovery Value Portfolio - Service Class	2019	01	8.2713	10.9040	153
	2018	01	10.0000	8.2713	0

Morgan Stanley Variable Insurance Fund Global Franchise Portfolio - Class II	2019	01	9.0465	11.5776	0
	2018	01	10.0000	9.0465	0

Morgan Stanley Variable Insurance Fund Global Infrastructure - Class II	2019	01	9.3339	11.7921	0
	2018	01	10.0000	9.3339	0

Morgan Stanley Variable Insurance Fund Global Strategist Portfolio - Class II	2019	01	9.3038	10.8234	0
	2018	01	10.0000	9.3038	0

Morgan Stanley Variable Insurance Fund Growth Portfolio - Class II	2019	01	8.3358	10.8277	0
	2018	01	10.0000	8.3358	0

PIMCO CommodityRealReturn® Strategy Portfolio - Advisor Class	2019	01	8.7786	9.6581	110
	2018	01	10.0000	8.7786	0

PIMCO International Bond Portfolio (U.S. Dollar-Hedged) - Advisor Class	2019	01	10.0193	10.5833	0
	2018	01	10.0000	10.0193	0

PIMCO Total Return Portfolio - Advisor Class	2019	01	10.0767	10.7788	1,895
	2018	01	10.0000	10.0767	0

Putnam VT Equity Income Fund - Class IB	2019	01	8.5522	10.0190	2,469
	2018	01	10.0000	8.5522	0

Putnam VT George Putnam Balanced Fund - Class IB	2019	01	9.1382	11.1963	0
	2018	01	10.0000	9.1382	0

Putnam VT Global Asset Allocation Fund - Class IB	2019	01	8.9279	10.3321	0
	2018	01	10.0000	8.9279	0

Fund	Year	Price Level	Accumulation Unit Value Beginning of Year (USD)	Accumulation Unit Value End of Year (USD)	Number of Accumulation Units End of Year
Putnam VT Global Health Care Fund - Class IB	2019	01	8.9263	11.4910	0
	2018	01	10.0000	8.9263	0

Putnam VT Income Fund - Class IB	2019	01	10.0065	11.0626	664
	2018	01	10.0000	10.0065	0

Putnam VT Research Fund - Class IB	2019	01	8.6168	11.3433	1,490
	2018	01	10.0000	8.6168	0

Western Asset Core Plus VIT Portfolio - Class II	2019	01	10.0118	11.0613	0
	2018	01	10.0000	10.0118	0

To:	Delaware Life Insurance Company
P.O. Box 758581
Topeka, KS 66675-8581

Please send me a Statement of Additional Information for
Delaware Life Masters Prime Variable AnnuitySM
Delaware Life Variable Account F.

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Address:

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